As filed with the Securities and Exchange Commission on November 26, 2003.


                                                       1933 Act File No. 2-49560
                                                      1940 Act File No. 811-2429

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                          Pre-Effective Amendment No.
                        Post-Effective Amendment No. 67

                                      and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                Amendment No. 55

                             USAA MUTUAL FUND, INC.
               ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                9800 Fredericksburg Road, San Antonio, TX 78288
               ----------------------------------------------------

              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code (210) 498-0226
                                                           -------------
                           Mark S. Howard, Secretary
                             USAA MUTUAL FUND, INC.
                            9800 Fredericksburg Road
                           San Antonio, TX 78288-0227
                          ------------------------------
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective under Rule 485

____   immediately upon filing pursuant to paragraph (b)
_X__   on (December 1 ,2003) pursuant to paragraph (b)
____   60 days after filing pursuant to paragraph (a)(1)
____   on (date) pursuant to paragraph (a)(1)
____   75 days after filing pursuant to paragraph (a)(2)
____   on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           Exhibit Index on Page 692

                                     Part A


                              Prospectuses for the
                 Aggressive Growth Fund, Growth Fund, Growth &
                  Income Fund, Income Stock Fund, Income Fund,
               Short-Term Bond Fund, Money Market Fund, Science &
     Technology Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund,
                         and Value Fund included herein

                 Not included in this Post-Effective Amendment
                          are the Prospectuses for the
                S&P 500 Index Fund, Extended Market Index Fund,
                           and Nasdaq-100 Index Fund

                                     Part A



                               Prospectus for the
                             Aggressive Growth Fund
                               is included herein

USAA
EAGLE
LOGO (R)]

                   USAA  AGGRESSIVE
                             GROWTH FUND


                  USAA
           INVESTMENTS

                              [GRAPHIC OMITTED]
            ONE OF THE
           USAA FAMILY
            OF NO-LOAD
          MUTUAL FUNDS

                         P  R  O  S  P  E  C  T  U  S

----------------------------------------------------------------------------


    DECEMBER  1,  2003   As with other mutual funds, the
                         Securities and Exchange Commission
                         has not approved or disapproved of
                         this Fund's  shares or determined
                         whether this prospectus is accurate
                         or complete. anyone who tells you
                         otherwise is committing a crime.

TABLE OF CONTENTS
---------------------------------------------------------------------------
  WHAT IS THE FUND'S INVESTMENT OBJECTIVE
  AND MAIN STRATEGY?                                                    3

  WHAT ARE THE MAIN RISKS OF INVESTING
  IN THIS FUND?                                                         3

  COULD THE VALUE OF YOUR INVESTMENT
  IN THIS FUND FLUCTUATE?                                               4

  FEES AND EXPENSES                                                     8

  FUND INVESTMENTS                                                     10

  FUND MANAGEMENT                                                      12

  USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM                          15

  HOW TO INVEST                                                        16

  HOW TO REDEEM                                                        21

  IMPORTANT INFORMATION ABOUT PURCHASES
  AND REDEMPTIONS                                                      23

  EXCHANGES                                                            24

  SHAREHOLDER INFORMATION                                              25

  FINANCIAL HIGHLIGHTS                                                 30

  APPENDIX A                                                           32

  ADDITIONAL FUND INFORMATION                                          38

USAA Aggressive Growth Fund - 2

-------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND MAIN STRATEGY?

     The Fund's investment objective is capital appreciation. The Fund's strategy to achieve this objective is to invest primarily in the common stocks of large companies that are selected for their attractive growth potential.

     We are the Fund's investment adviser. We have retained Marsico Capital Management, LLC (Marsico) to serve as subadviser of the Fund. Marsico is responsible for investing the Fund's assets.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 10 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?

     The primary risks of investing in this Fund are stock market risk and management risk.

     * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

     * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

     Another risk described later in the prospectus is the risk of investing in foreign securities.

                                                                  3 - Prospectus

USAA AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

     As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.


  ------------------------------------------------------------------------------
  [ARROW] TOTAL  RETURN  MEASURES  THE  PRICE  CHANGE  IN A SHARE  ASSUMING  THE
          REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.
  ------------------------------------------------------------------------------

USAA Aggressive Growth Fund - 4

------------------------------------------------------------------------------

[BAR CHART]

                     CALENDAR YEAR                  TOTAL RETURN
                         1993                           8.14%
                         1994                          -0.81%
                         1995                          50.42%
                         1996                          16.47%
                         1997                           7.56%
                         1998                          22.22%
                         1999                          91.09%
                         2000                         -19.95%
                         2001                         -33.38%
                         2002                         -30.60%

                          NINE-MONTH YTD TOTAL RETURN
                                20.22% (9/30/03)

         BEST QUARTER*                                WORST QUARTER*
         51.19% 4th Qtr. 1999                  -34.20% 1st Qtr. 2001

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned Fund shares during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

                                                                  5 - Prospectus

USAA AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the next page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to June 28, 2002, which is the date on which Marsico assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.


USAA Aggressive Growth Fund - 6

------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                       SINCE
                                                                     INCEPTION
                            PAST 1 YEAR  PAST 5 YEARS PAST 10 YEARS   10/19/81
-------------------------------------------------------------------------------

Return Before Taxes            -30.60%       -2.87%        5.74%        8.42%

Return After Taxes
on Distributions               -30.60%       -4.00%        4.21%        6.96%

Return After Taxes
on Distributions
and Sale of Fund Shares        -18.79%       -2.12%        4.50%        6.84%
-------------------------------------------------------------------------------
Russell 1000(R)Growth Index*
(reflects no deduction for
fees, expenses, or taxes)      -27.88%       -3.84%        6.70%       11.31%+
-------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds
Index** (reflects no deduction
for taxes)                     -28.11%       -4.16%        6.30%       11.19%+

   * The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   ** The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500
        Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.

   + The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated with a commencement date of September 30, 1981, while the Fund's inception date is October 19, 1981. There may be a slight variation in the comparative performance numbers due to this difference.

                                                                  7 - Prospectus

USAA AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and return information for this Fund, through our USAA.COM web site once you have established Internet access. See page 19 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

                ------------------------------------------------
                  [ARROW]    FUND NUMBER               38

                  [ARROW]    TICKER SYMBOL             USAUX

                  [ARROW]    NEWSPAPER SYMBOL          AgvGt
                 ------------------------------------------------


FEES AND EXPENSES

     This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic

USAA Aggressive Growth Fund - 8

------------------------------------------------------------------------------

     wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before credits from fee offset arrangements, during the past fiscal year ended July 31, 2003, and are calculated as a percentage of average net assets.

                                                           TOTAL ANNUAL
         MANAGEMENT        DISTRIBUTION        OTHER        OPERATING
           FEES            (12B-1) FEES      EXPENSES         EXPENSES
        --------------------------------------------------------------------
         .35%a                 None             .81%          1.16%b

     a A performance fee adjustment decreased the base management fee of 0.39% by 0.04% for the most recent fiscal year.

     b Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding fee offset arrangements. For the fiscal year ended July 31, 2003, these fee offset arrangements decreased the total annual operating expense ratio by 0.02%.

    ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and
     (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR      3 YEARS           5 YEARS        10 YEARS
              ----------------------------------------------------------
                 $118        $368             $638           $1,409

                                                                  9 - Prospectus

USAA AGGRESSIVE GROWTH FUND
---------------------------------------------------------------------------

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal strategy is the investment of its assets primarily in equity securities. These investments will tend to consist primarily of a diversified portfolio of stocks of large companies selected for their attractive growth potential. The term "equity securities" is generally used to include common stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     Marsico generally will not trade the Fund's securities for short-term profits; however, if circumstances warrant, Marsico may need to actively and frequently trade Fund securities to achieve the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on market conditions. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance; therefore, Marsico will carefully weigh the anticipated benefits of trading.

     STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee

USAA Aggressive Growth Fund - 10

-----------------------------------------------------------------------------

     that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets.

     FOREIGN INVESTING RISKS. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     Marsico invests mainly in the stocks of large companies selected for their attractive growth potential by using an approach that combines "top-down" analysis of economic and social trends with "bottom-up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends.

                                                                 11 - Prospectus

     Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (E.G., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called bottom-up stock selection.

     Marsico may also invest through initial public offerings. Marsico may reduce or sell the Fund's investments in companies if their stock prices appreciate excessively in relation to fundamental prospects. Companies will also be sold if they fail to realize their growth potential or if there are more attractive opportunities elsewhere.

     For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 32.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     ----------------------------------------------------------
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $45 BILLION AS OF OCTOBER 31, 2003
     ----------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agree-

USAA Aggressive Growth Fund - 12

------------------------------------------------------------------------------

     ment, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the first $200 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets in excess of $200 million but not over $300 million, and one-third of one percent (0.33%) for that portion of average net assets in excess of $300 million. The base fee for the fiscal year ended July 31, 2003, was equal to 0.39% of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund commenced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

                                                                 13 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

       OVER/UNDER PERFORMANCE              ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
        (IN BASIS POINTS) 1           OF THE FUND'S AVERAGE NET ASSETS)
     ----------------------------------------------------------------------
         +/- 100 to 400                             +/- 4
         +/- 401 to 700                             +/- 5
         +/- 701 and greater                        +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     For the most recent fiscal year, the performance adjustment decreased the base management fee by 0.04%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into an Investment Subadvisory Agreement with Marsico, under which Marsico provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

     Marsico is located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for individuals, corporations, charities, and retirement plans. As

USAA Aggressive Growth Fund - 14

-----------------------------------------------------------------------------

     of September 30, 2003, Marsico had approximately $24.4 billion in assets.

     Marsico is compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGER

     Thomas F. Marsico, chief executive officer of Marsico, is primarily responsible for the day-to-day management of the Fund. Mr. Marsico has more than 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico in 1997, Mr. Marsico was an executive vice president of the Janus Investment Fund from 1990 to 1997 and served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He also served in the same capacity for the Janus Growth & Income Fund from May 31, 1991 (inception date) through August 11, 1997.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. In this connection, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is

                                                                 15 - Prospectus

USAA AGGRESSIVE GROWTH FUND
----------------------------------------------------------------------------

     managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may

USAA Aggressive Growth Fund - 16

------------------------------------------------------------------------------

     refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See "TAXES" on page 28 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

                                                                 17 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

     The Fund or the Fund's transfer agent may enter into agreements with broker-dealers and sub-transfer agents (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     INVESTART(R)

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

USAA Aggressive Growth Fund - 18

------------------------------------------------------------------------------

     There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                                                                 19 - Prospectus

USAA AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

     PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions.

USAA Aggressive Growth Fund - 20

------------------------------------------------------------------------------

        Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

                                                                 21 - Prospectus

USAA AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

     * Access USAA.COM.

     * Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

     * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

     * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/ other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

USAA Aggressive Growth Fund - 22

------------------------------------------------------------------------------

     USAA BROKERAGE SERVICES

     * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     FUND RIGHTS

     The Fund reserves the right to:

     * reject or restrict purchase or exchange orders when in the best interest of the Fund

     * limit or discontinue the offering of shares of the Fund without notice to the shareholders

     *  calculate the NAV per share on a business day that the NYSE is closed

     * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the

                                                                 23 - Prospectus

USAA AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------

        Fund's Board of Directors and the required notice has been given to shareholders

     * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

     *  redeem an account with less than ten shares, with certain limitations

     * restrict or liquidate an account when necessary or appropriate to comply with federal law

EXCHANGES

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE

USAA Aggressive Growth Fund - 24

------------------------------------------------------------------------------

     REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The Fund has undertaken certain procedures regarding telephone transactions as described on page 22.

     EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.


SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE, which is usually 4 p.m. Eastern Time, each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ----------------------------------------------------------------
                                     TOTAL ASSETS - LIABILITIES
     [ARROW]  NAV PER SHARE  =      ----------------------------
                                        NUMBER OF SHARES
                                           OUTSTANDING
     ----------------------------------------------------------------

                                                                 25 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Board of Directors has approved the use of a fair value pricing service to provide fair value adjustments to assist us with the fair value pricing of the Fund's foreign securities.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with matu-

USAA Aggressive Growth Fund - 26

-----------------------------------------------------------------------------

     rities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest ALL NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

                                                                 27 - Prospectus

USAA AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS  TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS  AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL  GAIN  DISTRIBUTIONS  PAYMENTS  TO SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. Under recently enacted tax laws, a 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges between May 6, 2003, and March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of those dividends

USAA Aggressive Growth Fund - 28

------------------------------------------------------------------------------

     may  qualify  for  the  70%   dividends-received   deduction  available  to
     corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

     * underreports dividend or interest income or

     * fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member

                                                                 29 - Prospectus
     own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     For your convenience, log on to USAA.COM and sign up to receive your statements, confirms, financial reports, and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal year ended July 31, 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1998, through July 31, 2001, was audited by another independent public accounting firm.

USAA Aggressive Growth Fund - 30

-------------------------------------------------------------------------------


                                                    YEAR ENDED JULY 31,
                             -----------------------------------------------------------------
                                  2003          2002         2001         2000       1999
                             -----------------------------------------------------------------
Net asset value at
  beginning of period        $    20.80   $    31.29   $      56.35   $     38.23  $     31.62
                             -----------------------------------------------------------------
Income (loss) from investment
  operations:
    Net investment loss            (.09)a       (.20)a         (.22)a        (.22)a       (.17)a
    Net realized and
      unrealized gain (loss)       2.91a      (10.29)a       (22.97)a       20.65a       10.77a
                             -----------------------------------------------------------------
Total from investment
  operations                       2.82a      (10.49)a       (23.19)a       20.43a       10.60a
                             -----------------------------------------------------------------
Less distributions:
  From realized capital gains       -           -             (1.87)        (2.31)       (3.99)
                             -----------------------------------------------------------------
Net asset value at
  end of period              $    23.62   $    20.80   $      31.29    $    56.35  $     38.23
                             =================================================================
Total return (%) *                13.56       (33.53)        (42.69)        56.71        43.14
Net assets at end of
  period (000)               $  851,236   $  730,143   $  1,156,449   $ 1,981,674  $ 1,029,282
Ratio of expenses to
  average net assets (%) **        1.16b         .99b           .66b          .60          .72
Ratio of net investment
  loss to average net
  assets (%) **                    (.44)        (.77)          (.52)         (.42)        (.55)
Portfolio turnover (%)           110.24       169.84          23.06         33.07        35.18


     * Assumes reinvestment of all realized capital gain distributions during the period. Calculated using net assets adjusted for last day trades and could differ from the Lipper reported return.

     ** For the year ended July 31, 2003, average net assets were $733,191,000.

     a Calculated using average shares. For the year ended July 31, 2003, average shares were 35,062,000.

     b  Reflects  total  expenses,  excluding  fee  offset  arrangements,  which decreased the Fund's expense ratios as follows:
                                   (.02)%       -              -            n/a           n/a

                                                                 31 - Prospectus

                                   APPENDIX A
------------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE AGGRESSIVE GROWTH FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

     AMERICAN DEPOSITARY RECEIPTS (ADRS)

     The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     CONVERTIBLE SECURITIES

     The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

     FORWARD CURRENCY CONTRACTS

     The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

USAA Aggressive Growth Fund - 32

--------------------------------------------------------------------------------

     FUTURES

     Under certain circumstances, the Fund may buy and sell certain types of futures contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. For more information on futures, see the statement of additional information.

     ASSET COVERAGE

     The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts.

     GLOBAL DEPOSITARY RECEIPTS (GDRS)

     The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     LENDING OF SECURITIES

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

                                                                 33 - Prospectus

                                   APPENDIX A
------------------------------------------------------------------------------

     MONEY MARKET INSTRUMENTS

     The Fund's assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

     OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

     ADDITIONAL  INFORMATION  ABOUT  THE  FUND'S  INVESTMENT  POLICIES  AND  THE
     SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Aggressive Growth Fund - 34

                                     NOTES
                                                                 35 - Prospectus

                                     NOTES
USAA Aggressive Growth Fund - 36

                                     NOTES
                                                                 37 - Prospectus

USAA AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

     If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Aggressive Growth Fund - 38

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825


                        CUSTODIAN      State Street Bank and Trust Company
                                       P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.



                      FOR ACCOUNT      1-800-531-8448 (in San Antonio, 456-7202)
         SERVICING, EXCHANGES, OR
                      REDEMPTIONS


                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      1-800-531-8066 (in San Antonio, 498-8066)


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       1-800-531-8777 (IN SAN ANTONIO, 498-8777)

                  INTERNET ACCESS      USAA.COM



INVESTMENT COMPANY ACT FILE NO. 811-2429

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

------------------------------------------------------------------------------

[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES


23451-1203                                   (C)2003, USAA. All rights reserved.

                                     Part A



                               Prospectus for the
                                  Growth Fund
                               is included herein

[USAA EAGLE LOGO (R)]


                   USAA  GROWTH FUND


                   USAA
            INVESTMENTS

                             [GRAPHIC OMITTED]

             ONE OF THE
            USAA FAMILY
             OF NO-LOAD
           MUTUAL FUNDS

                         P R O S P E C T U S

--------------------------------------------------------------------------------

      DECEMBER 1, 2003   As with other mutual funds, the Securities and Exchange
                         Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

     WHAT IS THE FUND'S INVESTMENT OBJECTIVE
     AND MAIN STRATEGY?                                          3

     WHAT ARE THE MAIN RISKS OF INVESTING
     IN THIS FUND?                                               3

     COULD THE VALUE OF YOUR INVESTMENT
     IN THIS FUND FLUCTUATE?                                     4

     FEES AND EXPENSES                                           8

     FUND INVESTMENTS                                           10

     FUND MANAGEMENT                                            13

     USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM                18

     HOW TO INVEST                                              19

     HOW TO REDEEM                                              23

     IMPORTANT INFORMATION ABOUT PURCHASES
     AND REDEMPTIONS                                            25

     EXCHANGES                                                  27

     SHAREHOLDER INFORMATION                                    28

     FINANCIAL HIGHLIGHTS                                       33

     APPENDIX A                                                 35

     ADDITIONAL FUND INFORMATION                                38


USAA Growth Fund - 2

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND MAIN STRATEGY?

     The Fund's investment objective is long-term growth of capital. The Fund's strategy to achieve this objective is to invest in equity securities of companies that are selected for their growth potential.

     We are the Fund's investment adviser. We have retained Dresdner RCM Global Investors LLC (Dresdner) and Marsico Capital Management, LLC (Marsico) to serve as subadvisers of the Fund. Dresdner and Marsico are responsible for managing the portion of the Fund's assets allocated to each of them by us.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 10 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?

     The primary risks of investing in this Fund are stock market risk and management risk.

     * STOCK MARKET risk involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

     * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results.

     Another risk described later in the prospectus is the risk of investing in foreign securities.

                                                                  3 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE IN A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

USAA Growth Fund - 4

--------------------------------------------------------------------------------

[BAR CHART]
                    CALENDAR YEAR         TOTAL RETURN
                         1993                7.45%
                         1994                3.35%
                         1995               32.06%
                         1996               17.80%
                         1997                3.69%
                         1998               32.13%
                         1999               21.67%
                         2000              -19.06%
                         2001              -23.84%
                         2002              -31.79%


                          NINE-MONTH YTD TOTAL RETURN
                                14.89% (9/30/03)

         BEST QUARTER*                                 WORST QUARTER*
         26.08% 4th Qtr. 1998                   -25.51% 3rd Qtr. 2001

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned Fund shares during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

                                                                  5 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the next page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to June 28, 2002, which is the date on which Dresdner and Marsico each assumed day-to-day management of a portion of the Fund's assets. Prior to that date, IMCO was solely responsible for managing all of the Fund's assets.

USAA Growth Fund - 6

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002
                                                                       SINCE
                                                                     INCEPTION
                         PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS    4/5/71
--------------------------------------------------------------------------------
Return Before Taxes        -31.79%       -7.53%            1.93%        5.75%

Return After Taxes
on Distributions           -31.79%       -8.20%           -0.38%        4.11%

Return After Taxes
on Distributions
and Sale of Fund Shares    -19.52%       -5.39%            1.27%        4.42%
--------------------------------------------------------------------------------

Russell 1000(R)Growth Index*
(reflects no deduction for
fees, expenses, or taxes)  -27.88%       -3.84%            6.70%         N/A

--------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds
Index** (reflects no deduction
for taxes)                 -28.11%       -4.16%            6.30%         N/A
--------------------------------------------------------------------------------

  * The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  ** The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.

                                                                  7 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and return information for this Fund, through our USAA.COM web site once you have established Internet access. See page 21 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     -----------------------------------------
     [ARROW]       FUND NUMBER       41

     [ARROW]       TICKER SYMBOL     USAAX

     [ARROW]       NEWSPAPER SYMBOL  Grwth
     ------------------------------------------

FEES AND EXPENSES

     This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic

USAA Growth Fund - 8

--------------------------------------------------------------------------------

     wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or credits from fee offset arrangements, during the past fiscal year ended July 31, 2003, and are calculated as a percentage of average net assets (ANA).

                                                              TOTAL ANNUAL
      MANAGEMENT        DISTRIBUTION        OTHER              OPERATING
        FEES            (12B-1) FEES       EXPENSES             EXPENSES
--------------------------------------------------------------------------------
       .69%a               None              .59%                1.28%b,c

  a A performance fee adjustment decreased the base management fee of 0.75% by 0.06% for the most recent fiscal year.

  b Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding fee offset arrangements. For the fiscal year ended July 31, 2003, these fee offset arrangements decreased the total annual operating expense ratio by 0.01%.

  c We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.00% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                   Actual Total Annual
         Total Annual                               Operating Expenses
          Operating             Reimbursement             After
           Expenses              From IMCO            Reimbursement
     --------------------------------------------------------------------
            1.28%                   .28%                  1.00%


     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

                                                                  9 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

         1 YEAR       3 YEARS       5 YEARS       10 YEARS
     --------------------------------------------------------
          $130          $406          $702         $1,545


FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal strategy is the investment of its assets primarily in common stocks. The Fund's investments will consist primarily of a diversified portfolio of stocks of companies selected for their growth potential. Dresdner and Marsico may also invest the Fund's assets in warrants, rights, real estate investment trusts, convertible securities, and in nonconvertible debt securities when they believe these securities will offer a good prospect for appreciation. However, Dresdner and Marsico will limit the Fund's investment in convertible securities to 5% of the value of the Fund's net assets at the time these securities are purchased.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's total assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

USAA Growth Fund - 10

--------------------------------------------------------------------------------

     STOCK MARKET RISK. Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

     MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     FOREIGN INVESTING RISKS. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

                                                                 11 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL COMMON STOCKS MADE?

     Marsico uses an approach that combines "top-down" analysis of economic and social trends with "bottom-up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends.

     Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called bottom-up stock selection.

     Marsico may also invest through initial public offerings. Marsico may reduce or sell the Fund's investments in companies if their stock prices appreciate excessively in relation to fundamental prospects. Companies will also be sold if they fail to realize their growth potential or if there are more attractive opportunities elsewhere.

     Dresdner's portfolio management team ordinarily looks at a company's growth and quality characteristics and evaluates stocks on their valuation characteristics in analyzing specific companies for possible investments. Dresdner seeks to invest in companies that offer long-term sustainable growth in earnings, revenues, and/or cash flow; have strong management and financial statements; and possess other good relative and absolute risk-adjusted return characteristics. Dresdner uses an approach that emphasizes fundamental research and maintains a research staff that monitors a

USAA Growth Fund - 12

--------------------------------------------------------------------------------

     broad universe of stocks for comparative purposes. It makes use of contacts at several levels within companies, and, where appropriate, with a company's competitors, end-users, and suppliers. The analysts in Dresdner's research department follow a global universe of companies to determine whether they are good candidates for investment, and communicate recommended action on either the buy or the sell side to the portfolio management team.

     In addition to its fundamental research activities, Dresdner utilizes research produced by GrassrootsSM Research, an operating group within Dresdner. GrassrootsSM Research augments traditional Wall Street research methods by seeking to verify (or disprove) market information pertaining to various companies and/or industries and by identifying and analyzing marketplace trends.

     For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 35.


FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     -------------------------------------------------------------
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $45 BILLION AS OF OCTOBER 31, 2003
     -------------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

                                                                 13 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund commenced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

USAA Growth Fund - 14

--------------------------------------------------------------------------------

       OVER/UNDER PERFORMANCE              ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
         (IN BASIS POINTS) 1          OF THE FUND'S AVERAGE NET ASSETS)
     --------------------------------------------------------------------
         +/- 100 to 400                            +/- 4
         +/- 401 to 700                            +/- 5
        +/- 701 and greater                        +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).


     For the most recent fiscal year, the performance adjustment decreased the base management fee by 0.06%.

     We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2003, including the effect of the performance adjustment and reimbursements to the Fund, was equal to 0.41% of average net assets.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into Investment Subadvisory Agreements with Dresdner and Marsico, under which Dresdner and Marsico each provide day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

     Dresdner is located at Four Embarcadero Center, San Francisco, California 94111. Dresdner is a registered investment adviser that has been in operation since 1970, either directly or through its predecessors. Dresdner is an indirect wholly owned subsidiary of Dresdner Bank AG which, in turn, is an indirect wholly owned subsidiary of Allianz AG, Dresdner's ultimate parent. Dresdner provides investment advisory services to mutual funds, corpora-

                                                                 15 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     tions, charities, retirement plans, and high net worth individuals. As of September 30, 2003, Dresdner and its affiliates had approximately $44.3 billion in assets under management, of which, $29.6 billion is managed by the Dresdner San Francisco location.

     Marsico is located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for individuals, corporations, charities, and retirement plans. As of September 30, 2003, Marsico had approximately $24.4 billion in assets.

     Dresdner and Marsico are compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGERS

     DRESDNER

     The Large-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the portion of the Fund's assets allocated to Dresdner. Dresdner's Large-Cap Equity Portfolio Management Team is comprised of a team of investment professionals including, but not limited to, Seth A. Reicher and Joan L. Howard.

     Seth A. Reicher, CFA and Joan L. Howard, CFA are managing directors and co-CIOs. Both Mr. Reicher and Ms. Howard are senior portfolio managers on Dresdner's U.S. Large-Cap Equity Portfolio Management Team and are members of Dresdner RCM's Executive Committee. Additionally, Mr. Reicher leads the San Francisco Quantitative Equity Team.

     Mr. Reicher's investment experience began in 1986 as an analyst and then portfolio manager at Associated Capital and later Capitalcorp Asset Management. In 1993, Mr. Reicher began at Dresdner as a quantitative analyst and soon after became an assistant portfolio manager to the Core Portfolio Management Team.

USAA Growth Fund - 16

--------------------------------------------------------------------------------

     In mid-1994, he was selected to work directly with William Price (who was then Chairman and CIO) as the leader of Dresdner's Quantitative Equity Team. He became a director of Dresdner in June 1996 and a portfolio manager on the Core Portfolio Management Team in January 1997.

     Mr. Reicher is a Chartered Financial Analyst and a member of both the Security Analysts of San Francisco and the Association of Investment Management and Research. Mr. Reicher received his BBA in Finance, cum laude, from the University of Massachusetts, Amherst and holds a Certificate in International Business from the University of Copenhagen, Denmark.

     Ms. Howard is a Chartered Financial Analyst and joined Dresdner in 1992. She has 39 years of experience in the investment management business. Ms. Howard has been president of both the Security Analysts of San Francisco and the Financial Women's Association of San Francisco. She is a graduate of the University of Wisconsin with a BBA (Phi Beta Kappa) and an MBA in finance.

     MARSICO

     Thomas F. Marsico, chief executive officer of Marsico, is primarily responsible for the day-to-day management of the Fund. Mr. Marsico has more than 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico in 1997, Mr. Marsico was an executive vice president of the Janus Investment Fund from 1990 to 1997 and served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He also served in the same capacity for the Janus Growth & Income Fund from May 31, 1991 (inception date) through August 11, 1997.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to appoint and replace subadvisers, enter into subadvi-

                                                                17 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     sory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. In this connection, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

USAA Growth Fund - 18

--------------------------------------------------------------------------------

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the

                                                                19 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     Internal   Revenue  Code.  See  "TAXES"  on  page  31  for  additional  tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with broker-dealers and sub-transfer agents (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.


USAA Growth Fund - 20

--------------------------------------------------------------------------------

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     * $50 minimum per transaction, per account.

     INVESTART(R)

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

                                                                 21 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     MAIL

     *  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

USAA Growth Fund - 22

--------------------------------------------------------------------------------

     PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 1-800-531-8343
     (IN SAN ANTONIO, 456-7214)

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date.

                                                                 23 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

USAA Growth Fund - 24

--------------------------------------------------------------------------------

     * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

     * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

     USAA BROKERAGE SERVICES

     * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has

                                                                 25 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

        an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     FUND RIGHTS

     The Fund reserves the right to:

     * reject or restrict purchase or exchange orders when in the best interest of the Fund

     * limit or discontinue the offering of shares of the Fund without notice to the shareholders

     *  calculate the NAV per share on a business day that the NYSE is closed

     * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Directors and the required notice has been given to shareholders

     * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

     *  redeem an account with less than ten shares, with certain limitations

     * restrict or liquidate an account when necessary or appropriate to comply with federal law

USAA Growth Fund - 26

--------------------------------------------------------------------------------

EXCHANGES

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The Fund has undertaken certain procedures regarding telephone transactions as described on page 25.

     EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-

                                                                 27 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE, which is usually 4 p.m. Eastern Time, each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     -------------------------------------------------------------
                                    TOTAL ASSETS - LIABILITIES
     [ARROW]  NAV PER SHARE    =   -----------------------------
                                         NUMBER OF SHARES
                                            OUTSTANDING
     -------------------------------------------------------------

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of

USAA Growth Fund - 28

--------------------------------------------------------------------------------

     the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Board of Directors has approved the use of a fair value pricing service to provide fair value adjustments to assist us with the fair value pricing of the Fund's foreign securities.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

                                                                 29 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

USAA Growth Fund - 30

--------------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. Under recently enacted tax laws, a 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges between May 6, 2003, and March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of those dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

                                                                 31 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     *  underreports dividend or interest income or

     *  fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     For your convenience, log on to USAA.COM and sign up to receive your statements, confirms, financial reports, and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

USAA Growth Fund - 32

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal year ended July 31, 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1998, through July 31, 2001, was audited by another independent public accounting firm.

                                                                 33 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

                                              YEAR ENDED JULY 31,
                         -------------------------------------------------------
                            2003      2002      2001       2000         1999
                         -------------------------------------------------------
Net asset value at
  beginning of period    $  10.34  $  15.74  $    24.50  $    24.03  $    20.04
                         -------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)             .00d     (.04)a      (.07)a      (.03)a       .04

  Net realized and
    unrealized gain (loss)    .95     (5.36)a     (8.18)a      3.06a       4.72
                         -------------------------------------------------------
Total from investment
  operations                  .95     (5.40)a     (8.25)a      3.03a       4.76
                         -------------------------------------------------------
Less distributions:
  From net investment
    income                    -         -           -          (.02)       (.03)
  From realized capital
    gains                     -         -          (.51)      (2.54)       (.74)
                         -------------------------------------------------------
Total distributions           -         -          (.51)      (2.56)       (.77)
                         -------------------------------------------------------
Net asset value at
  end of period          $  11.29  $  10.34  $    15.74  $    24.50  $    24.03
                         =======================================================
Total return (%) *           9.19    (34.31)     (34.34)      14.13       24.92

Net assets at end of
  period (000)           $769,704  $728,286  $1,188,743  $1,874,570  $1,683,008

Ratio of expenses to
  average net assets (%) **  1.00b,c   1.00b,c      .99b        .96         .97

Ratio of expenses to average
  net assets, excluding
  reimbursements (%) **      1.28b     1.22b       n/a        n/a         n/a

Ratio of net investment
  income (loss) to average
  net assets (%) **           .05      (.27)       (.39)       (.11)        .18

Portfolio turnover (%)      54.10    114.41      101.08      133.43       39.60


* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended July 31, 2003, average net assets were $709,079,000.

a    Calculated using average shares.

b Reflects total expenses, excluding any fee offset arrangements, which decreased the Fund's expense ratios as follows:
                             (.01)%    -           -           n/a         n/a

c Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets.

d    Represents less than $0.01 per share.

USAA Growth Fund - 34

                                   APPENDIX A
--------------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE GROWTH FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:


     AMERICAN DEPOSITARY RECEIPTS (ADRS)

     The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     CONVERTIBLE SECURITIES

     The Fund's assets may be invested, limited to 5% of the value of the Fund's net assets at the time of purchase, in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

     FORWARD CURRENCY CONTRACTS

     The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

                                                                 35 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     FUTURES

     Under certain circumstances, the Fund may buy and sell certain types of futures contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as currency or an index of securities, at a future time at a specified price. For more information on futures, see the statement of additional information.

     ASSET COVERAGE

     The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts.

     GLOBAL DEPOSITARY RECEIPTS (GDRS)

     The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     LENDING OF SECURITIES

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

USAA Growth Fund - 36

--------------------------------------------------------------------------------

     MONEY MARKET INSTRUMENTS

     The Fund's assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

     OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

     ADDITIONAL  INFORMATION  ABOUT  THE  FUND'S  INVESTMENT  POLICIES  AND  THE
     SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 37 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

     If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Growth Fund - 36

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825


                        CUSTODIAN      State Street Bank and Trust Company
                                       P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.


                      FOR ACCOUNT      1-800-531-8448 (in San Antonio, 456-7202)
         SERVICING, EXCHANGES, OR
                      REDEMPTIONS


                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      1-800-531-8066 (in San Antonio, 498-8066)


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       1-800-531-8777 (IN SAN ANTONIO, 498-8777)

                  INTERNET ACCESS      USAA.COM


Investment Company Act File No. 811-2429

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                         Paper

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23452-1203                                  (C)2003, USAA. All rights reserved.

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                                     Part A



                               Prospectus for the
                              Growth & Income Fund
                               is included herein

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[USAA EAGLE LOGO(R)]



                   USAA  GROWTH &
                           INCOME FUND

           USAA
    INVESTMENTS
                         [GRAPHIC OMITTED]
      ONE OF THE
     USAA FAMILY
      OF NO-LOAD
    MUTUAL FUNDS


                         P  R  O  S  P  E  C  T  U  S

--------------------------------------------------------------------------------

DECEMBER 1, 2003         As with other mutual funds, the Securities and Exchange
                         Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


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TABLE OF CONTENTS
--------------------------------------------------------------------------------

     WHAT IS THE FUND'S INVESTMENT OBJECTIVE
     AND MAIN STRATEGY?                                          3

     WHAT ARE THE MAIN RISKS OF INVESTING
     IN THIS FUND?                                               3

     COULD THE VALUE OF YOUR INVESTMENT
     IN THIS FUND FLUCTUATE?                                     4

     FEES AND EXPENSES                                           8

     FUND INVESTMENTS                                            10

     FUND MANAGEMENT                                             12

     USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM                 15

     HOW TO INVEST                                               16

     HOW TO REDEEM                                               20

     IMPORTANT INFORMATION ABOUT PURCHASES
     AND REDEMPTIONS                                             22


     EXCHANGES                                                   24

     SHAREHOLDER INFORMATION                                     25

     FINANCIAL HIGHLIGHTS                                        30

     APPENDIX A                                                  32

     ADDITIONAL FUND INFORMATION                                 38


USAA Growth & Income Fund - 2
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USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING,
IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND MAIN STRATEGY?

     The Fund's primary investment objective is capital growth and its secondary investment objective is current income. The Fund's strategy to achieve this objective is to identify through fundamental analysis market-leading companies of all market cap sizes in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high-quality companies favored by the Fund include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.

     We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) to serve as subadviser of the Fund. Wellington Management is responsible for investing the Fund's assets.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 10 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

     The primary risks of investing in this Fund are stock market risk and management risk.

     * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

                                                                  3 - Prospectus
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USAA GROWTH & INCOME FUND
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     *  MANAGEMENT RISK involves the possibility  that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

     Other risks of the Fund described later in the prospectus are the risks of investing in foreign securities and in real estate investment trusts (REITs).

     As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

USAA Growth & Income Fund - 4
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     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL  RETURN  MEASURES THE PRICE  CHANGE  IN A SHARE  ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------


[BAR CHART]

                    CALENDAR YEAR     TOTAL RETURN
                         1994*           1.29%
                         1995           31.57%
                         1996           23.04%
                         1997           26.04%
                         1998            6.46%
                         1999           14.11%
                         2000            2.99%
                         2001           -6.13%
                         2002          -21.27%

                    * FUND BEGAN OPERATIONS ON JUNE 1, 1993.


                          NINE-MONTH YTD TOTAL RETURN
                                14.83% (9/30/03)

         BEST QUARTER**                           WORST QUARTER**
         17.52% 4th Qtr. 1998               -17.48% 3rd Qtr. 1998

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

                                                                  5 - Prospectus
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USAA GROWTH & INCOME FUND
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     The following  table shows how the Fund's  average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned Fund shares during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the next page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

USAA Growth & Income Fund - 6
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                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                        SINCE
                                                                      INCEPTION
                                        PAST 1 YEAR    PAST 5 YEARS    6/1/93
--------------------------------------------------------------------------------
 Return Before Taxes                      -21.27%         -1.55%       7.51%

 Return After Taxes on Distributions      -21.76%         -2.53%       6.33%

 Return After Taxes on Distributions
 and Sale of Fund Shares                  -12.71%         -1.35%       5.93%
--------------------------------------------------------------------------------

 Russell 3000(R)Index*
 (reflects no deduction for
 fees, expenses, or taxes)                -21.54%         -0.71%       8.86%+

--------------------------------------------------------------------------------
 Lipper Multi-Cap Core Fund
 Index* (reflects no deduction
 for taxes)                               -21.74%         -0.66%       7.91%+
--------------------------------------------------------------------------------


 *   The Russell 3000 Index  measures the  performance of the 3,000 largest U.S.
     companies   based  on  total  market   capitalization,   which   represents
     approximately 98% of the investable U.S. equity market.

 ** The Lipper Multi-Cap Core Funds Index tracks the total return performance for the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have been between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

+ The performance of the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index is calculated with a commencement date of May 31, 1993, while the Fund's inception date is June 1, 1993. There may be a slight variation in the comparative performance numbers due to this difference.

                                                                  7 - Prospectus
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USAA GROWTH & INCOME FUND
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     CURRENT PRICE AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Fund's investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and return information for this Fund, through our USAA.COM web site once you have established Internet access. See page 18 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ----------------------------------------
     [ARROW]  FUND NUMBER       37

     [ARROW]  TICKER SYMBOL     USGRX

     [ARROW]  NEWSPAPER SYMBOL  Gr&Inc
     ----------------------------------------

FEES AND EXPENSES

     This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic

USAA Growth & Income Fund - 8

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     wire fee and a $35 foreign  wire fee.  (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before credits from fee offset arrangements, during the past fiscal year ended July 31, 2003, and are calculated as a percentage of average net assets.

     MANAGEMENT        DISTRIBUTION         OTHER               TOTAL ANNUAL
       FEES            (12B-1) FEES        EXPENSES          OPERATING EXPENSES
--------------------------------------------------------------------------------
      .57%a               None               .52%                  1.09%b

  a A performance fee adjustment decreased the base management fee of 0.60% by 0.03% for the most recent fiscal year.

  b Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding fee offset arrangements. For the fiscal year ended July 31, 2003, these fee offset arrangements decreased the total annual operating expense ratio by 0.02%.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and
     (3) you redeem all of your shares at the end of the periods shown.

         1 YEAR      3 YEARS        5 YEARS          10 YEARS
     -----------------------------------------------------------
         $111         $347            $601             $1,329

                                                                  9 - Prospectus
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USAA GROWTH & INCOME FUND
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FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's  principal  investment  strategy is the investment of its assets primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income. The assessment of potential return is based on an analysis of earnings and earnings growth, relative value, and company management. The term "equity securities" is generally used to include common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, and real estate investment trusts (REITs). Wellington Management will limit the Fund's investment in convertible securities to 5% of the value of the Fund's net assets at the time these securities are purchased. Wellington Management may also invest in convertible debt securities and nonconvertible preferred stock.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objectives during the time it is in this temporary defensive posture.

     STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

USAA Growth & Income Fund - 10
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     REITS INVESTMENT  RISK.  Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     FOREIGN INVESTING RISKS. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     Wellington Management will consider purchasing stocks that exhibit the following characteristics:

     *  Superior market positions

     *  Positive financial momentum accompanied by strong fundamentals

                                                                 11 - Prospectus
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USAA GROWTH & INCOME FUND
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     *  Sustainable revenue and earnings growth

     *  High-quality management team

     *  Attractive valuation

     Each company held by the Fund is continually monitored to ensure its fundamental attractiveness. Stocks will be considered for sale from the portfolio when they exhibit a decreasing trend in earnings growth, when the downside risk equals the upside potential, or when the stock reaches our target valuation.

     For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 32.


FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     ------------------------------------------------------------
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $45 BILLION AS OF OCTOBER 31, 2003
     ------------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified.

USAA Growth & Income Fund - 12

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     We also are  responsible  for  allocating  assets to the  subadvisers.  The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Multi-Cap Core Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fifths of one percent (0.60%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund commenced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

         OVER/UNDER PERFORMANCE               ANNUAL ADJUSTMENT RATE
          RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
          (IN BASIS POINTS) 1            OF THE FUND'S AVERAGE NET ASSETS)
     ------------------------------------------------------------------------
          +/- 100 to 400                               +/- 4
          +/- 401 to 700                               +/- 5
         +/- 701 and greater                           +/- 6

   1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

                                                                 13 - Prospectus
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USAA GROWTH & INCOME FUND
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     For the most recent fiscal year, the performance  adjustment  decreased the base management fee by 0.03%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into an Investment Subadvisory Agreement with Wellington Management, under which Wellington Management provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

     Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington
     Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2003, Wellington Management had approximately $353 billion in assets.

     Wellington Management is compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGER

     Matthew E. Megargel, CFA and senior vice president, joined Wellington Management in 1983 as a global industry analyst. He began managing diversified client portfolios in 1990. Mr. Megargel received his BA in Economics from the University of North Carolina -- Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

USAA Growth & Income Fund - 14

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     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. In this connection, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

                                                                 15 - Prospectus

USAA GROWTH & INCOME FUND
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     You,  however,  retain at least part of the  responsibility  for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment

USAA Growth & Income Fund - 16

--------------------------------------------------------------------------------

     professional.   For  more  information  on  these  fees,  check  with  your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See "TAXES" on page 28 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with broker-dealers and sub-transfer agents (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

                                                                 17 - Prospectus

USAA GROWTH & INCOME FUND
--------------------------------------------------------------------------------

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     INVESTART(R)

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction,  per account.

     There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA Growth & Income Fund - 18

--------------------------------------------------------------------------------

     MAIL

     *  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

                                                                 19 - Prospectus

USAA GROWTH & INCOME FUND
--------------------------------------------------------------------------------

     PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 1-800-531-8343
     (IN SAN ANTONIO, 456-7214)

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.


HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has

USAA Growth & Income Fund - 20

--------------------------------------------------------------------------------

     cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

                                                                 21 - Prospectus

USAA GROWTH & INCOME FUND
--------------------------------------------------------------------------------

     * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

     * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

     USAA BROKERAGE SERVICES

     * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has

USAA Growth & Income Fund - 22

--------------------------------------------------------------------------------

     an aggregate  balance of $50,000 or more invested in USAA mutual funds; and
     (4) all IRA accounts (for the first year the account is open).

     FUND RIGHTS

     The Fund reserves the right to:

     * reject or restrict purchase or exchange orders when in the best interest of the Fund

     * limit or discontinue the offering of shares of the Fund without notice to the shareholders

     *  calculate the NAV per share on a business day that the NYSE is closed

     * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Directors and the required notice has been given to shareholders

     * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

     *  redeem an account with less than ten shares, with certain limitations

     * restrict or liquidate an account when necessary or appropriate to comply with federal law

                                                                 23 - Prospectus

USAA GROWTH & INCOME FUND
--------------------------------------------------------------------------------

EXCHANGES

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The Fund has undertaken certain procedures regarding telephone transactions as described on page 22.

     EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-

USAA Growth & Income Fund - 24

--------------------------------------------------------------------------------

     Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE, which is usually 4 p.m. Eastern Time, each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     -------------------------------------------------------------
                                    TOTAL ASSETS - LIABILITIES
     [ARROW]  NAV PER SHARE    =   -----------------------------
                                         NUMBER OF SHARES
                                            OUTSTANDING
     -------------------------------------------------------------

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open,

                                                                25 - Prospectus

USAA GROWTH & INCOME FUND
--------------------------------------------------------------------------------

     the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Board of Directors has approved the use of a fair value pricing service to provide fair value adjustments to assist us with the fair value pricing of the Fund's foreign securities.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors.


USAA Growth & Income Fund - 26

--------------------------------------------------------------------------------

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

--------------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
--------------------------------------------------------------------------------

                                                                27 - Prospectus

USAA GROWTH & INCOME FUND
--------------------------------------------------------------------------------

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. Under recently enacted tax laws, a 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges between May 6, 2003, and March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of those dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.


USAA Growth & Income Fund - 28

--------------------------------------------------------------------------------

     WITHHOLDING

     Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

     *  underreports dividend or interest income or

     *  fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

                                                                29 - Prospectus

USAA GROWTH & INCOME FUND
--------------------------------------------------------------------------------

     ELECTRONIC DELIVERY

     For your convenience, log on to USAA.COM and sign up to receive your statements, confirms, financial reports, and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

     FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal year ended July 31, 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1998, through July 31, 2001, was audited by another independent public accounting firm.

USAA Growth & Income Fund - 30

--------------------------------------------------------------------------------

                                            YEAR ENDED JULY 31,
                         -------------------------------------------------------
                             2003     2002      2001        2000        1999
                         -------------------------------------------------------
Net asset value at
  beginning of period    $  14.64  $  19.69  $    19.79  $    20.43  $    18.88
                         -------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income       .05       .10         .16         .16         .16
  Net realized and
    unrealized gains (loss)  1.45     (4.47)        .25         -          2.46
                         -------------------------------------------------------
Total from investment
  operations                 1.50     (4.37)        .41         .16        2.62
                         -------------------------------------------------------
Less distributions:
  From net investment
   income                    (.05)     (.10)      (.16)        (.16)       (.16)
  From realized capital
   gains                     (.33)     (.58)      (.35)        (.64)       (.91)
                         -------------------------------------------------------
Total distributions          (.38)     (.68)      (.51)        (.80)      (1.07)
                         -------------------------------------------------------
Net asset value at
  end of period          $  15.76  $  14.64  $    19.69  $    19.79  $    20.43
                         =======================================================
Total return (%) *          10.56    (22.74)       2.11         .99       15.53

Net assets at end of
  period (000)           $932,781  $850,987  $1,116,680  $1,098,474  $1,136,339

Ratio of expenses to
  average net assets (%) **  1.09a     1.05a        .89a        .90         .89

Ratio of net investment
  income to average net
  assets (%) **               .37       .57         .82         .78         .85

Portfolio turnover (%)      66.01     73.52       28.95       22.90       24.53

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended July 31, 2003, average net assets were $831,937,000.

a Reflects total expenses, excluding any fee offset arrangements, which decreased the Fund's expense ratios as follows:
                             (.02)%     -           -          n/a          n/a

                                                                31 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE GROWTH & INCOME FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

     AMERICAN DEPOSITARY RECEIPTS (ADRS)

     The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     CONVERTIBLE SECURITIES

     The Fund's assets may be invested, limited to 5% of the value of the Fund's net assets at the time of purchase, in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

     FORWARD CURRENCY CONTRACTS

     The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

     FUTURES AND OPTIONS

     Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are pub-

USAA Growth & Income Fund - 32

--------------------------------------------------------------------------------

     licly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

     GLOBAL DEPOSITARY RECEIPTS (GDRS)

     The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     ASSET COVERAGE

     The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts.

     LENDING OF SECURITIES

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

                                                                33 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     MONEY MARKET INSTRUMENTS

     The Fund's assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

     OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

     REAL ESTATE INVESTMENT TRUST (REITS)

     A portion of the Fund's assets may be invested in publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and hotels. Equity REITs take equity positions in real estate from which shareholders receive income from the rents received from the properties and receive capital gains as buildings are sold at a profit.

     ADDITIONAL  INFORMATION  ABOUT  THE  FUND'S  INVESTMENT  POLICIES  AND  THE
     SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.


USAA Growth & Income Fund - 34

                                     NOTES

                                                                35 - Prospectus

                                     NOTES

USAA Growth & Income Fund - 36

                                     NOTES

                                                                37 - Prospectus

USAA GROWTH & INCOME FUND
--------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

     If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Growth & Income Fund - 38

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825



                        CUSTODIAN      State Street Bank and Trust Company
                                       P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.


                      FOR ACCOUNT      1-800-531-8448 (in San Antonio, 456-7202)
         SERVICING, EXCHANGES, OR
                      REDEMPTIONS


                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      1-800-531-8066 (in San Antonio, 498-8066)


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       1-800-531-8777 (IN SAN ANTONIO, 498-8777)

                  INTERNET ACCESS      USAA.COM


Investment Company Act File No. 811-2429

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
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LOGO (R)]                                                   U.S. Postage
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and others electronically.
Sign up at USAA.COM.

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[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES


23453-1203                                  (C)2003, USAA. All rights reserved.

                                     Part A



                               Prospectus for the
                                  Income Fund
                               is included herein

[USAA EAGLE LOGO (R)]



                   USAA  INCOME FUND

                   USAA
            INVESTMENTS
                               [GRAPHIC OMITTED]
             ONE OF THE
            USAA FAMILY
             OF NO-LOAD
           MUTUAL FUNDS

                         P  R  O  S  P  E  C  T  U  S
--------------------------------------------------------------------------------

       DECEMBER 1, 2003  As with other mutual funds, the Securities and Exchange
                         Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND MAIN STRATEGY?                                               3

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?               3

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                          5

FEES AND EXPENSES                                                9

FUND INVESTMENTS                                                10

FUND MANAGEMENT                                                 15

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM                     17

HOW TO INVEST                                                   18

HOW TO REDEEM                                                   22

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                                 24

EXCHANGES                                                       25

SHAREHOLDER INFORMATION                                         27

FINANCIAL HIGHLIGHTS                                            31

APPENDIX A                                                      33

ADDITIONAL FUND INFORMATION                                     46


USAA Income Fund - 2

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND MAIN STRATEGY?

     The Fund's investment objective is maximum current income without undue risk to principal. The Fund's strategy to achieve this objective is to invest primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 10 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?

     The primary risks of investing in this Fund are interest rate risk, prepayment risk, credit risk, stock market risk, and management risk.

     * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

        IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

        IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

                                                                  3 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

     * PREPAYMENT RISK involves the possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund.

     * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

     * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

     * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

     Other risks of the Fund described later in the prospectus are the risks of investing in real estate investment trusts and mortgage-backed securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac, Fannie Mae, or the Federal Home Loan Banks (FHLBs), which are supported only by the credit of the issue agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

USAA Income Fund - 4

--------------------------------------------------------------------------------

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE IN A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

                                                                  5 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

[BAR CHART]
                    CALENDAR YEAR             TOTAL RETURN
                         1993                     9.94%
                         1994                    -5.21%
                         1995                    24.47%
                         1996                     1.33%
                         1997                    11.05%
                         1998                     8.75%
                         1999                    -3.85%
                         2000                    13.34%
                         2001                     7.58%
                         2002                     8.63%


                          NINE-MONTH YTD TOTAL RETURN
                                4.23% (9/30/03)

         BEST QUARTER*                             WORST QUARTER*
         6.92% 2nd Qtr. 1995                 -5.09% 1st Qtr. 1994

   * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned Fund shares during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return

USAA Income Fund - 6

--------------------------------------------------------------------------------

     after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                       SINCE
                                                                     INCEPTION
                       PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS    3/4/74
--------------------------------------------------------------------------------
Return Before Taxes        8.63%        6.73%             7.29%        9.73%

Return After Taxes
on Distributions           6.35%        3.92%             4.37%        6.65%

Return After Taxes
on Distributions
and Sale of Fund Shares    5.24%        4.00%             4.38%        6.58%
--------------------------------------------------------------------------------

Lehman Brothers U.S.
Aggregate Bond Index*
(reflects no deduction
for fees, expenses,
or taxes)                 10.25%        7.55%             7.51%         n/a

--------------------------------------------------------------------------------
Lipper A Rated Bond
Funds Index** (reflects
no deduction for taxes)    8.57%        6.30%             6.90%         n/a
--------------------------------------------------------------------------------

  * The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

  ** The Lipper A Rated Bond Funds Index tracks the total return performance of the 30 largest funds within the Lipper Corporate Debt Funds A Rated category. This category includes funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

                                                                  7 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

     YIELD

     All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2002, was 4.56%.

     ---------------------------------------------------------------------------
     [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT  INCOME OF THE FUND DURING A
             SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.
     ---------------------------------------------------------------------------

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and return information for this Fund, through our USAA.COM web site once you have established Internet access. See page 20 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ----------------------------------------
     [ARROW]   FUND NUMBER       40

     [ARROW]   TICKER SYMBOL     USAIX

     [ARROW]   NEWSPAPER SYMBOL  Inco
     ----------------------------------------

USAA Income Fund - 8

--------------------------------------------------------------------------------

FEES AND EXPENSES

     This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES-- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before credits from fee offset arrangements, during the past fiscal year ended July 31, 2003, and are calculated as a percentage of average net assets.

   MANAGEMENT        DISTRIBUTION          OTHER             TOTAL ANNUAL
     FEES            (12B-1) FEES         EXPENSES        OPERATING EXPENSES
--------------------------------------------------------------------------------
    .19%a               None                .31%                 .50%b

  a A performance fee adjustment decreased the base management fee of 0.24% by 0.05% for the most recent fiscal year.

  b Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding fee offset arrangements, which did not affect the expense ratio for the most recent fiscal year.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

                                                                  9 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

     EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and
     (3) you redeem all of your shares at the end of the periods shown.

         1 YEAR      3 YEARS       5 YEARS        10 YEARS
     ----------------------------------------------------------
           $51         $160          $280           $628


FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal strategy is the investment of its assets primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved. Consistent with this policy, when interest rates rise, we will invest a greater portion of the Fund's portfolio in securities whose value we believe to be less sensitive to interest rate changes.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the

USAA Income Fund - 10

--------------------------------------------------------------------------------

     greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     PREPAYMENT RISK. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

     [ARROW] WHAT TYPES OF SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

     The Fund's portfolio may consist of, among other securities, any of the following:

     * obligations of the U.S. government, its agencies and instrumentalities, and repurchase agreements collateralized by such obligations

     *  mortgage-backed securities

     *  asset-backed securities

     *  corporate debt securities such as notes, bonds, and commercial paper

     * U.S. bank obligations, including certificates of deposit and banker's acceptances

     * obligations of state and local governments and their agencies and instrumentalities

                                                                 11 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

     *  Eurodollar obligations

     *  Yankee obligations

     *  collateralized mortgage obligations (CMOs)

     *  commercial mortgage-backed securities (CMBSs)

     *  CMBS interest only securities (CMBS IOs)

     *  variable rate-demand notes

     *  treasury inflation-protected securities (TIPS)

     *  master demand notes

     *  other debt securities

     *  convertible securities

     *  equity and debt securities of real estate investment trusts

     *  preferred stocks

     *  synthetic instruments

     *  equity securities

     For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 33.

     [ARROW] WHAT WILL BE THE QUALITY OF THE DEBT SECURITIES INCLUDED IN THE FUND'S PORTFOLIO?

     The debt securities must be investment grade at the time of purchase. Investment-grade securities are those securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; or those rated or subject to a guarantee that is rated within the four highest long-term rating categories by:

     *  Moody's Investors Service

     *  Standard & Poor's Ratings Group

     *  Fitch Ratings

     *  Dominion Bond Rating Service Limited

     If unrated by these agencies, we must determine that the securities are of equivalent investment quality.

USAA Income Fund - 12

--------------------------------------------------------------------------------

     You will find a complete description of the above debt ratings in the Fund's statement of additional information.

     CREDIT RISK. Credit risk is the possibility that a borrower will fail to make timely payments of interest or principal on the debt security. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES). While mortgage-backed securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issue agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED BELOW INVESTMENT GRADE?

     We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Directors.

                                                                 13 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

     [ARROW] WHAT OTHER RISKS APPLY TO THE FUND'S PORTFOLIO?

     STOCK MARKET RISK. Because this Fund may invest in equity securities, it can be subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     REITS. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund is also subject to credit risk.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We search for securities that represent value at the time of purchase given current market conditions. For fixed-income securities, value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement security is available. For common stocks, value involves selecting individual dividend-paying stocks, whose yields are sensitive to interest rate levels when their dividend yields are close to bond yields, which implies undervaluation. Such stocks are generally sold when their yields return to a normal relationship versus bonds through price appreciation.

USAA Income Fund - 14

--------------------------------------------------------------------------------

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     -------------------------------------------------------------
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $45 BILLION AS OF OCTOBER 31, 2003
     -------------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Directors.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper A Rated Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund commenced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

                                                                 15 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

        OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
         (IN BASIS POINTS) 1          OF THE FUND'S AVERAGE NET ASSETS)
     -----------------------------------------------------------------------
         +/- 20 to 50                             +/- 4
         +/- 51 to 100                            +/- 5
       +/- 101 and greater                        +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     For the most recent fiscal year, the performance adjustment decreased the base management fee by 0.05%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     PORTFOLIO MANAGER

     Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since February 2000. She has 24 years of investment management experience and has worked for us for four years. Prior to joining us, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995. Ms. Weinblatt earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts

USAA Income Fund - 16

--------------------------------------------------------------------------------

     Society, Inc., and the New York Society of Securities Analysts. She holds a Ph.D. and MA from the University of Pennsylvania and a BA from Radcliffe College.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

                                                                 17 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to

USAA Income Fund - 18

--------------------------------------------------------------------------------

     avoid possible tax withholding requirements set forth by the Internal Revenue Code. See "TAXES" on page 29 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with broker-dealers and sub-transfer agents (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.

                                                                 19 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     INVESTART(R)

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $20 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

USAA Income Fund - 20

--------------------------------------------------------------------------------

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

     PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

                                                                 21 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

     USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 1-800-531-8343
     (IN SAN ANTONIO, 456-7214)

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.


HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in

USAA Income Fund - 22

--------------------------------------------------------------------------------

     the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

                REGULAR MAIL:
                USAA Investment Management Company
                P. O. Box 659453
                San Antonio, TX 78265-9825

                REGISTERED OR EXPRESS MAIL:
                USAA Investment Management Company
                9800 Fredericksburg Road
                San Antonio, TX 78240

     * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

     * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

     * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

                                                                 23 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

        Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

     USAA BROKERAGE SERVICES

     * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

USAA Income Fund - 24

--------------------------------------------------------------------------------

     FUND RIGHTS

     The Fund reserves the right to:

     * reject or restrict purchase or exchange orders when in the best interest of the Fund

     * limit or discontinue the offering of shares of the Fund without notice to the shareholders

     *  calculate the NAV per share on a business day that the NYSE is closed

     * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Directors and the required notice has been given to shareholders

     * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

     *  redeem an account with less than ten shares, with certain limitations

     * restrict or liquidate an account when necessary or appropriate to comply with federal law


EXCHANGES

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock

                                                                25 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

     certificate form and the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The Fund has undertaken certain procedures regarding telephone transactions as described on page 24.

     EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

USAA Income Fund - 26

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE, which is usually 4 p.m. Eastern Time, each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     -------------------------------------------------------------
                                    TOTAL ASSETS - LIABILITIES
     [ARROW]  NAV PER SHARE    =   -----------------------------
                                         NUMBER OF SHARES
                                            OUTSTANDING
     -------------------------------------------------------------

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sale price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

                                                                27 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends monthly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares in the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

USAA Income Fund - 28

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. Under recently enacted tax laws, a 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges between May 6, 2003, and March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of those dividends may qualify for the 70% dividends-received deduction available to corporations.

                                                                29 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

     *  underreports dividend or interest income or

     *  fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies,

USAA Income Fund - 30

--------------------------------------------------------------------------------

     please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     For your convenience, log on to USAA.COM and sign up to receive your statements, confirms, financial reports, and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal year ended July 31, 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1998, through July 31, 2001, was audited by another independent public accounting firm.

                                                                 31 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

                                          YEAR ENDED JULY 31,
                    ------------------------------------------------------------
                        2003       2002         2001       2000         1999
                    ------------------------------------------------------------
Net asset value
  at beginning
  of period         $    12.05  $    12.34  $    11.60  $    11.70  $     12.88
                    ------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income                 .60         .72         .80a        .78          .80
  Net realized
    and unrealized
    gain (loss)            .12        (.28)        .76a       (.10)        (.72)
                    ------------------------------------------------------------
Total from investment
  operations               .72         .44        1.56         .68          .08
                    ------------------------------------------------------------
Less distributions:
  From net investment
    income                (.61)       (.73)       (.82)       (.75)        (.80)
  From realized
    capital gains          -           -           -          (.03)        (.46)
                    ------------------------------------------------------------
Total distributions       (.61)      (.73)        (.82)       (.78)       (1.26)
                    ------------------------------------------------------------
Net asset value
  at end of period  $    12.16  $    12.05  $    12.34  $    11.60  $     11.70
                    ============================================================
Total return (%) *        5.98        3.70       13.86        6.11          .40

Net assets at end
  of period (000)   $1,757,831  $1,665,239  $1,510,012  $1,273,281  $ 1,415,397

Ratio of expenses
  to average net
  assets (%) **            .50b        .55b,c      .41b        .42          .38

Ratio of expenses
  to average net
  assets, excluding
  reimbursements (%) **   n/a          .55b        n/a        n/a           n/a

Ratio of net investment
  income to average
  net assets (%) **       4.79        5.89        6.63a       6.78         6.31

Portfolio turnover (%)   60.54       59.61       43.39       24.68        54.02


* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**  For the year ended July 31, 2003, average net assets were $1,754,914,000.

a In 2001, a change in amortization method was made as required by an accounting pronouncement. Without this change, those amounts would have been:

         Net investment income                                 $       .79
         Net realized and unrealized gain                      $       .77
         Ratio of net investment income to average net assets         6.57%

b Reflects total expenses excluding any fee offset arrangements, which had no impact on the Fund's expense ratios.

c Effective April 26, 2002, the Manager voluntarily agreed to limit the annual expenses of the Fund to 0.55% of the Fund's average net assets through November 30, 2003.

USAA Income Fund - 32

                                   APPENDIX A
--------------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE INCOME FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:


     ASSET-BACKED SECURITIES

     The Fund's assets may be invested in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

     On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

     The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

                                                                 33 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

     CONVERTIBLE SECURITIES

     The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

     EQUITY SECURITIES

     The Fund's assets may be invested in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

     EURODOLLAR AND YANKEE OBLIGATIONS

     A portion of the Fund's assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by

USAA Income Fund - 34

------------------------------------------------------------------------------

     foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

     FUTURES

     Under certain circumstances, the Fund may buy and sell certain types of futures contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. For more information on futures, see the statement of additional information.

     LENDING OF SECURITIES

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

     MASTER DEMAND NOTES

     The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to

                                                                 35 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

     MORTGAGE-BACKED SECURITIES

     The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

USAA Income Fund - 36

--------------------------------------------------------------------------------

     Mortgage-backed securities also include collateralized mortgage obligations
     (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), and commercial mortgage-backed securities interest only securities (CMBS IOs).

     A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO"class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Fund will only purchase CMBS IOs rated AA and higher. For more information on mortgage-backed securities, see the statement of additional information.

                                                                 37 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     MUNICIPAL LEASE OBLIGATIONS

     The Fund's assets may be invested in a variety of instruments commonly referred to as municipal lease obligations, including leases, installment purchase contracts, and certificates of participation in such leases and contracts.

     OTHER INVESTMENT COMPANIES

     The Fund's assets may be invested in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

     PERIODIC AUCTION RESET BONDS

     The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

     Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

     PUT BONDS

     The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold

USAA Income Fund - 38

--------------------------------------------------------------------------------

     back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

     REAL ESTATE INVESTMENT TRUSTS (REITS)

     A portion of the Fund's assets may be invested in publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and hotels. Equity REITs take equity positions in real estate from which shareholders receive income from the rents received from the properties and receive capital gains as buildings are sold at a profit. Debt REITs specialize in lending money to building developers and pass the interest income on to shareholders.

     REPURCHASE AGREEMENTS

     The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

     The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the

                                                                 39 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

     SYNTHETIC INSTRUMENTS

     The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

     TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

     The Fund's assets may be invested in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the rate of inflation. TIPS trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

USAA Income Fund - 40

--------------------------------------------------------------------------------

     VARIABLE-RATE DEMAND NOTES

     The Fund's assets may be invested in securities, which provide the right, on any business day, to sell the security at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

     VARIABLE-RATE AND FLOATING-RATE SECURITIES

     The Fund's assets may be invested in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates.

     * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

     * Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

     * The market value of variable-rate or floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

                                                                 41 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     The Fund's assets may be invested in debt securities offered on a when-issued and delayed-delivery basis.

     * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

     * The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

     *  Such securities can be sold before settlement date.

     ASSET COVERAGE

     The Fund's assets may be invested, as described above, in futures, as well as when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts or securities.

     ADDITIONAL  INFORMATION  ABOUT  THE  FUND'S  INVESTMENT  POLICIES  AND  THE
     SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Income Fund - 42

                                     NOTES
                                                                 43 - Prospectus

                                     NOTES

USAA Income Fund - 44

                                     NOTES
                                                                 45 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

     If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Income Fund - 46

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825


                        CUSTODIAN      State Street Bank and Trust Company
                                       P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.


                      FOR ACCOUNT      1-800-531-8448 (in San Antonio, 456-7202)
         SERVICING, EXCHANGES, OR
                      REDEMPTIONS


                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      1-800-531-8066 (in San Antonio, 498-8066)


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       1-800-531-8777 (IN SAN ANTONIO, 498-8777)

                  INTERNET ACCESS      USAA.COM


Investment Company Act File No. 811-2429

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
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                                                                USAA
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Receive this document
and others electronically.
Sign up at USAA.COM.

------------------------------------------------------------------------------

[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------


23455-1203                                  (C)2003, USAA. All rights reserved.

                                     Part A



                               Prospectus for the
                               Income Stock Fund
                               is included herein

[USAA EAGLE LOGO(R)]


                   USAA  INCOME STOCK FUND

                   USAA
            INVESTMENTS

                                   [GRAPHIC OMITTED]

             ONE OF THE
            USAA FAMILY
             OF NO-LOAD
           MUTUAL FUNDS

                         P  R  O  S  P  E  C  T  U  S

--------------------------------------------------------------------------------

       DECEMBER 1, 2003  As with other mutual funds, the Securities and Exchange
                         Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

     WHAT IS THE FUND'S INVESTMENT OBJECTIVE
     AND MAIN STRATEGY?                                          3

     WHAT ARE THE MAIN RISKS OF INVESTING
     IN THIS FUND?                                               3

     COULD THE VALUE OF YOUR INVESTMENT
     IN THIS FUND FLUCTUATE?                                     4

     FEES AND EXPENSES                                           8

     FUND INVESTMENTS                                           10

     FUND MANAGEMENT                                            12

     USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM                15

     HOW TO INVEST                                              16

     HOW TO REDEEM                                              21

     IMPORTANT INFORMATION ABOUT PURCHASES
     AND REDEMPTIONS                                            23

     EXCHANGES                                                  24

     SHAREHOLDER INFORMATION                                    25

     FINANCIAL HIGHLIGHTS                                       30

     APPENDIX A                                                 32

     ADDITIONAL FUND INFORMATION                                38

USAA Income Stock Fund - 2

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND MAIN STRATEGY?

     The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends.

     We are the Fund's investment adviser. We have retained Grantham, Mayo, Van Otterloo & Co. LLC (GMO) to serve as subadviser of the Fund. GMO is responsible for managing the Fund's assets.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 10 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?

     The primary risks of investing in this Fund are stock market risk, dividend payout risk, and management risk.

     * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

     * DIVIDEND PAYOUT RISK is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund.

                                                                  3 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

     * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

     Other risks described later in the prospectus are the risk of investing in real estate investment trusts (REITs) and the risk of investing in foreign securities.

     As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

USAA Income Stock Fund - 4

-------------------------------------------------------------------------------

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

  ------------------------------------------------------------------------------
  [ARROW] TOTAL  RETURN  MEASURES  THE  PRICE  CHANGE  IN A SHARE  ASSUMING  THE
          REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.
  ------------------------------------------------------------------------------

[BAR CHART]
                    CALENDAR YEAR               TOTAL RETURN
                         1993                     11.56%
                         1994                     -0.70%
                         1995                     28.62%
                         1996                     18.70%
                         1997                     26.99%
                         1998                      8.10%
                         1999                      2.46%
                         2000                     10.82%
                         2001                     -4.18%
                         2002                    -19.00%


                          NINE-MONTH YTD TOTAL RETURN
                                9.13% (9/30/03)

         BEST QUARTER*                                 WORST QUARTER*
         11.09% 2nd Qtr. 1999                   -20.13% 3rd Qtr. 2002

  * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

                                                                 5 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned Fund shares during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the next page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to July 12, 2003, which is the date on which GMO assumed day-to-day management of the Fund's assets.

USAA Income Stock Fund - 6

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002
                                                                        SINCE
                                                                     INCEPTION
                         PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS    5/4/87
--------------------------------------------------------------------------------
Return Before Taxes        -19.00%        -0.96%          7.42%         9.04%

Return After Taxes
on Distributions           -20.83%        -3.13%          4.82%         6.66%

Return After Taxes
on Distributions
and Sale of Fund Shares    -10.51%        -1.20%          5.21%         6.72%
--------------------------------------------------------------------------------

Russell 1000(R)Value Index*
(reflects no deduction for
fees, expenses, or taxes)  -15.52%         1.16%         10.80%        10.66%+

--------------------------------------------------------------------------------
Lipper Equity Income Funds
Index** (reflects no deduction
for taxes)                 -16.43%        -0.17%          8.19%         8.84%+
--------------------------------------------------------------------------------

 * The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

 ** The Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

 + The performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index is calculated with a commencement date of April 30, 1987, while the Fund's inception date is May 4, 1987. There may be a slight variation in the comparative performance numbers due to this difference.

                                                                 7 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Fund's investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and return information for this Fund through our USAA.COM web site once you have established Internet access. See page 18 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     -------------------------------------------
     [ARROW]      FUND NUMBER       35
     [ARROW]      TICKER SYMBOL     USISX
     [ARROW]      NEWSPAPER SYMBOL  IncStk
     -------------------------------------------

FEES AND EXPENSES

     This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

USAA Income Stock Fund - 8

--------------------------------------------------------------------------------

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before credits from fee offset arrangements, during the past fiscal year ended July 31, 2003, and are calculated as a percentage of average net assets.

                                                                 TOTAL ANNUAL
    MANAGEMENT         DISTRIBUTION           OTHER                OPERATING
       FEES           (12B-1) FEES           EXPENSES              EXPENSES
--------------------------------------------------------------------------------
      .45%a               None                .36%                   .81%b

a A performance fee adjustment decreased the base management fee of 0.50% by 0.05% for the most recent fiscal year.

b Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding fee offset arrangements. For the fiscal year ended July 31, 2003, these fee offset arrangements decreased the total annual operating expense ratio by 0.01%.

    ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------


     EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and
     (3) you redeem all of your shares at the end of the periods shown.

       1 YEAR       3 YEARS        5 YEARS         10 YEARS
     --------------------------------------------------------
         $83          $259           $450           $1,002

                                                                 9 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy will be to normally invest at least 80% of the Fund's assets in the common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. GMO attempts to provide a portfolio with a dividend yield above the average of the Russell 1000 Value Index, which may include common stocks, real estate investment trusts (REITs), securities convertible into common stocks, and securities that carry the right to buy common stocks in the portfolio.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     STOCK MARKET RISK. Because this Fund invests in stocks, including convertible securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

     DIVIDEND PAYOUT RISK. This Fund is subject to dividend payout risk, which is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be adversely affected.

USAA Income Stock Fund - 10

--------------------------------------------------------------------------------

     MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     REITS. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     FOREIGN INVESTING RISKS. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

                                                                 11 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     GMO seeks out stocks that it considers to be undervalued. Generally, these are stocks that are out of favor with investors and are currently trading at prices that are below what GMO believes the stocks are worth in relation to the fundamental value of the underlying companies. These stocks typically - but not always - have lower price/earnings (P/E) ratios and higher than average dividend yields. GMO makes both buy and sell decisions based on proprietary research and also on fundamentally based models in choosing among large-cap stocks.

     Portfolios are generally traded each month and each rebalance is a step towards moving the portfolio to strength. As stocks that are highly ranked move up into consideration, they are displacing stocks that are becoming lesser rated. In addition, GMO controls risk by limiting sector weights, style groups, and market capitalization ranges in the portfolio so that they do not deviate too far from those in the benchmark.

     For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 32.


FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     ----------------------------------------------------------
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $45 BILLION AS OF OCTOBER 31, 2003
     ----------------------------------------------------------


USAA Income Stock Fund - 12

--------------------------------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Equity Income Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate at one-half of one percent (0.50%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund commenced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of

                                                                13 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

     which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

         OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
          RELATIVE TO INDEX        (IN BASIS POINTS AS A PERCENTAGE
          (IN BASIS POINTS) 1      OF THE FUND'S AVERAGE NET ASSETS)
     ----------------------------------------------------------------------
           +/- 100 to 400                         +/- 4
           +/- 401 to 700                         +/- 5
          +/- 701 and greater                     +/- 6

        1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).


     For the most recent fiscal year, the performance adjustment decreased the base management fee by 0.05%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into an Investment Subadvisory Agreement with GMO, under which GMO provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

     GMO is located at 40 Rowes Wharf, Boston, MA 02110. GMO has nearly 26 years of investment management experience, and primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors. As of September 30, 2003, GMO had approximately $43.5 billion of assets under management.

     GMO is compensated directly by IMCO and not by the Fund.

USAA Income Stock Fund - 14

--------------------------------------------------------------------------------

     PORTFOLIO MANAGER

     GMO utilizes a team approach in managing the Fund. Robert Soucy, a 16-year veteran of GMO, heads the U.S. Equity Team. Mr. Soucy is the Director of U.S. equity management and is responsible for all U.S. quantitative equities portfolio management at GMO. Mr. Soucy earned his B.S. from the University of Massachusetts at Amherst.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. In this connection, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

                                                                15 - Prospectus

USAA INCOME STOCK FUND
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     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safe- keeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE

USAA Income Stock Fund - 16

--------------------------------------------------------------------------------

     SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See "TAXES" on page 28 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with broker-dealers and sub-transfer agents (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV

                                                                17 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

     next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     INVESTART(R)

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To

USAA Income Stock Fund - 18

--------------------------------------------------------------------------------

        establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  Registered or Express Mail:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

                                                                19 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

     PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 1-800-531-8777
     (IN SAN ANTONIO, 498-8777)

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 1-800-531-8343
     (IN SAN ANTONIO, 456-7214)

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

USAA Income Stock Fund - 20

--------------------------------------------------------------------------------

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

                                                                 21 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

     *  Send your written instructions to:

                 REGULAR MAIL:
                 USAA Investment Management Company
                 P. O. Box 659453
                 San Antonio, TX 78265-9825

                 REGISTERED OR EXPRESS MAIL:
                 USAA Investment Management Company
                 9800 Fredericksburg Road
                 San Antonio, TX 78240

     * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

     * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

     * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/ other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

     USAA BROKERAGE SERVICES

     * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

USAA Income Stock Fund - 22

--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     FUND RIGHTS

     The Fund reserves the right to:

     * reject or restrict purchase or exchange orders when in the best interest of the Fund

     * limit or discontinue the offering of shares of the Fund without notice to the shareholders

     *  calculate the NAV per share on a business day that the NYSE is closed impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Directors and the required notice has been given to shareholders

     * require a signature guarantee for transactions or changes in account information in those instances where the appropri-

                                                                 23 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

        ateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

     *  redeem an account with less than ten shares, with certain limitations

     * restrict or liquidate an account when necessary or appropriate to comply with federal law


EXCHANGES

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

USAA Income Stock Fund - 24

--------------------------------------------------------------------------------

     The Fund has undertaken certain procedures regarding telephone transactions as described on page 22.

     EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE, which is usually 4 p.m. Eastern Time, each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ----------------------------------------------------------------
                                     TOTAL ASSETS - LIABILITIES
     [ARROW]  NAV PER SHARE  =      ----------------------------
                                        NUMBER OF SHARES
                                           OUTSTANDING
     ----------------------------------------------------------------

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they

                                                                 25 - Prospectus

USAA INCOME STOCK FUND
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     trade.   Portfolio   securities  traded  primarily  on  foreign  securities
     exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Board of Directors has approved the use of a fair value pricing service to provide fair value adjustments to assist us with the fair value pricing of the Fund's foreign securities.

     Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors.

USAA Income Stock Fund - 26

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     Investments in open-end investment  companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS  TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS  AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL  GAIN  DISTRIBUTIONS  PAYMENTS  TO SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

                                                                 27 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. Under recently enacted tax laws, a 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges between May 6, 2003, and March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of those dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

USAA Income Stock Fund - 28

--------------------------------------------------------------------------------

     WITHHOLDING

     Federal law requires each Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

     *  underreports dividend or interest income or

     *  fails to certify that he or she is not subject to backup withholding

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

                                                                 29 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

     ELECTRONIC DELIVERY

     For your convenience, log on to USAA.COM and sign up to receive your statements, confirms, financial reports, and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal year ended July 31, 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1998, through July 31, 2001, was audited by another independent public accounting firm.

USAA Income Stock Fund - 30

--------------------------------------------------------------------------------

                                            YEAR ENDED JULY 31,
                    ------------------------------------------------------------
                        2003        2002        2001        2000        1999
                    ------------------------------------------------------------
Net asset value
  at beginning
  of period         $     14.30  $    18.44  $    17.63  $    20.69  $    19.65

Income (loss) from
  investment operations:
  Net investment income     .27         .36         .48         .56         .60
  Net realized and
   unrealized gain (loss)  (.17)      (3.57)       1.33       (1.38)       1.75
                    ------------------------------------------------------------
Total from investment
  operations                .10       (3.21)       1.81        (.82)       2.35
                    ------------------------------------------------------------
Less distributions:
  From net investment
    income                 (.26)       (.37)       (.49)       (.58)      (.58)
  From realized
    capital gains         (1.00)       (.56)       (.51)      (1.66)      (.73)
                    ------------------------------------------------------------
Total distributions       (1.26)       (.93)      (1.00)      (2.24)      (1.31)
                    ------------------------------------------------------------
Net asset value at
  end of period     $     13.14  $    14.30  $    18.44  $    17.63  $    20.69
                    ============================================================
Total return (%) *         1.28      (17.97)      10.57       (3.85)      13.05

Net assets at end of
  period (000)      $ 1,520,701  $1,575,460  $1,978,886  $1,882,665  $2,484,296

Ratio of expenses
  to average net
  assets (%) **             .81a        .82a        .67a        .67         .65

Ratio of net investment
  income to average net
  assets (%) **            2.10        2.14        2.57        2.97        3.06

Portfolio turnover (%)   141.55       93.98       17.65       13.34       34.20

  * Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

  ** For the year ended July 31, 2003, average net assets were $1,456,849,000.

  a Reflects total expenses excluding any fee offset arrangements, which decreased the Fund's expense ratios as follows:
                           (.01)%      -           -          N/A          N/A

                                                                 31 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE INCOME STOCK FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

     AMERICAN DEPOSITARY RECEIPTS (ADRS)

     The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     CALL OPTIONS

     We may write covered call options with respect to not more than 5% of the Fund's total assets.

     CONVERTIBLE SECURITIES

     Up to 10% of the Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. To the extent that the Fund invests in convertible securities, it will be subject to interest rate risk and credit risk in that the value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

     FORWARD CURRENCY CONTRACTS

     The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified cur-


USAA Income Stock Fund - 32

--------------------------------------------------------------------------------

     rency at a specified future date or over a specified time period at a price set at the time of the contract.

     FUTURES AND OPTIONS

     Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

     ASSET COVERAGE

     The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts.

     GLOBAL DEPOSITARY RECEIPTS (GDRS)

     The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     LENDING OF SECURITIES

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral.

                                                                 33 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

     MONEY MARKET INSTRUMENTS

     The Fund's assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

     OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

     REAL ESTATE INVESTMENT TRUST (REITS)

     A portion of the Fund's assets may be invested in publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and hotels. Equity REITs take equity positions in real estate from which shareholders receive income from the rents received from the properties and receive capital gains as buildings are sold at a profit.

USAA Income Stock Fund - 34

--------------------------------------------------------------------------------

     ADDITIONAL  INFORMATION  ABOUT  THE  FUND'S  INVESTMENT  POLICIES  AND  THE
     SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 35 - Prospectus

                                     NOTES

USAA Income Stock Fund - 36

                                     NOTES
                                                                 37 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

     If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Income Stock Fund - 38

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825


                        CUSTODIAN      State Street Bank and Trust Company
                                       P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.



                      FOR ACCOUNT      1-800-531-8448 (in San Antonio, 456-7202)
         SERVICING, EXCHANGES, OR
                      REDEMPTIONS


                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      1-800-531-8066 (in San Antonio, 498-8066)


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       1-800-531-8777 (IN SAN ANTONIO, 498-8777)

                  INTERNET ACCESS      USAA.COM



INVESTMENT COMPANY ACT FILE NO. 811-2429

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

------------------------------------------------------------------------------

[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES


23454-1203                                   (C)2003, USAA. All rights reserved.

                                     Part A



                               Prospectus for the
                              Short-Term Bond Fund
                               is included herein

USAA
EAGLE
LOGO (R)]

                   USAA  SHORT-TERM
                             BOND FUND


                  USAA
           INVESTMENTS

                              [GRAPHIC OMITTED]
            ONE OF THE
           USAA FAMILY
            OF NO-LOAD
          MUTUAL FUNDS

                         P  R  O  S  P  E  C  T  U  S

----------------------------------------------------------------------------


    DECEMBER  1,  2003   As with other mutual funds, the
                         Securities and Exchange Commission
                         has not approved or disapproved of
                         this Fund's  shares or determined
                         whether this prospectus is accurate
                         or complete. anyone who tells you
                         otherwise is committing a crime.

TABLE OF CONTENTS
-----------------------------------------------------------------------------

   WHAT IS THE FUND'S INVESTMENT OBJECTIVE
   AND MAIN STRATEGY?                                                     3

   WHAT ARE THE MAIN RISKS OF INVESTING
   IN THIS FUND?                                                          3

   COULD THE VALUE OF YOUR INVESTMENT
   IN THIS FUND FLUCTUATE?                                                4

   FEES AND EXPENSES                                                      8

   FUND INVESTMENTS                                                      10

   FUND MANAGEMENT                                                       14

   USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM                           16

   HOW TO INVEST                                                         17

   HOW TO REDEEM                                                         21

   IMPORTANT INFORMATION ABOUT PURCHASES
   AND REDEMPTIONS                                                       24

   EXCHANGES                                                             25

   SHAREHOLDER INFORMATION                                               26

   FINANCIAL HIGHLIGHTS                                                  31

   APPENDIX A                                                            33

   ADDITIONAL FUND INFORMATION                                           46

USAA Short-Term Bond Fund - 2

----------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND MAIN STRATEGY?

     The Fund's investment objective is high current income consistent with preservation of principal. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in a broad range of investment-grade debt securities. We will maintain a dollar-weighted average portfolio maturity of three years or less.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 10 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?

     The primary risks of investing in this Fund are credit risk, interest rate risk, prepayment risk, and management risk.

     * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

     * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

        IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

        IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

                                                                  3 - Prospectus

USAA SHORT-TERM BOND FUND
------------------------------------------------------------------------------

     * PREPAYMENT RISK involves the possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund.

     * MANAGEMENT RISK involves the possibility that the invest-ment techniques and risk analyses used by the Fund's manager will not produce the desired results.

     Other risks of the Fund described later in the prospectus are the risks of investing in debt securities of real estate investment trusts (REITs) and mortgage-backed securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac, Fannie Mae, or the Federal Home Loan Banks (FHLBs), which are supported only by the credit of the issue agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U. S. Treasury.

     As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

USAA Short-Term Bond Fund - 4

-------------------------------------------------------------------------------

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

  ------------------------------------------------------------------------------
  [ARROW] TOTAL  RETURN  MEASURES  THE  PRICE  CHANGE  IN A SHARE  ASSUMING  THE
          REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.
  ------------------------------------------------------------------------------


[BAR CHART]

                     CALENDAR YEAR                  TOTAL RETURN
                         1994*                          0.02%
                         1995                          11.18%
                         1996                           6.31%
                         1997                           7.16%
                         1998                           5.03%
                         1999                           4.06%
                         2000                           7.12%
                         2001                           5.07%
                         2002                          -0.12%

                    * FUND BEGAN OPERATIONS ON JUNE 1, 1993.

                          NINE-MONTH YTD TOTAL RETURN
                                3.94% (9/30/03)

         BEST QUARTER**                               WORST QUARTER**
         4.72% 2ND QTR. 1995                     -3.11% 4TH QTR. 2001

        ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

                                                                  5 - Prospectus

USAA SHORT-TERM BOND FUND
-----------------------------------------------------------------------------

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned Fund shares during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

USAA Short-Term Bond Fund - 6

------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                     SINCE
                                                                    INCEPTION
                                   PAST 1 YEAR      PAST 5 YEARS     6/1/93
-----------------------------------------------------------------------------
Return Before Taxes                   -0.12%          4.20%            5.03%

Return After Taxes on Distributions   -2.13%          1.73%            2.60%

Return After Taxes on Distributions
and Sale of Fund Shares               -0.08%           2.14%           2.81%
------------------------------------------------------------------------------
Lehman Brothers 1-3 Government/Credit
Index* (reflects no deduction
for fees, expenses, or taxes)          6.28%           6.63%           6.17%+
------------------------------------------------------------------------------
Lipper Short Investment Grade Bond
Funds Index** (reflects no deduction
for taxes)                             4.35%           5.58%           5.56%+

     * The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index of all the government, agency, and corporate bonds longer than one year and less than three years.

     ** The Lipper Short Investment Grade Bond Funds Index tracks the total return performance of the 30 largest funds within the Short Investment Grade Debt Funds category. This category includes funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years.

     + The performance of the Lehman Brothers 1-3 Government/Credit Index and the Lipper Short Investment Grade Bond Funds Index is calculated with a commencement date of May 31, 1993, while the Fund's inception date is June 1, 1993. There may be a slight variation in the comparative performance numbers due to this difference.

     YIELD

     All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2002, was 4.70%.

   ---------------------------------------------------------------------------
     [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT  INCOME OF THE FUND DURING A
             SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.
     ---------------------------------------------------------------------------

                                                                  7 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------
     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and return information for this Fund, through our USAA.COM web site once you have established Internet access. See page 19 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.


                ------------------------------------------------
                  [ARROW]    FUND NUMBER               36

                  [ARROW]    TICKER SYMBOL             USSBX

                  [ARROW]    NEWSPAPER SYMBOL          ShtTBond
                 ------------------------------------------------

FEES AND EXPENSES

     This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

USAA Short-Term Bond Fund -8

-------------------------------------------------------------------------------

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before credits from fee offset arrangements, during the past fiscal year ended July 31, 2003, and are calculated as a percentage of average net assets.

         MANAGEMENT        DISTRIBUTION       OTHER          TOTAL ANNUAL
            FEES           (12B-1) FEES      EXPENSES      OPERATING EXPENSES
       ----------------------------------------------------------------------
            .17%a              None            .38%              .55%b

     a A performance fee adjustment decreased the base management fee of 0.24% by 0.07% for the most recent fiscal year.

     b Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding fee offset arrangements, which did not affect the expense ratio for the most recent fiscal year.

   ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and
     (3) you redeem all of your shares at the end of the periods shown.

                  1 YEAR      3 YEARS      5 YEARS     10 YEARS
             ------------------------------------------------------
                    $56         $176         $307        $689

                                                                  9 - Prospectus

USAA SHORT-TERM BOND FUND
-----------------------------------------------------------------------------

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to normally invest at least 80% of its assets in U.S. dollar-denominated debt securities. These debt securities must be investment grade at the time of purchase. We will maintain a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY of three years or less.

    ---------------------------------------------------------------------------
     [ARROW] DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
     ---------------------------------------------------------------------------

     [ARROW] WHAT TYPES OF DEBT SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

     The Fund's portfolio may consist of, among other securities, any of the following:

     * obligations of the U.S. government, its agencies and instrumentalities, and repurchase agreements collateralized by such obligations

     *  mortgage-backed securities

     *  asset-backed securities

     *  corporate debt securities such as notes, bonds, and commercial paper

     *  debt securities of real estate investment trusts (REITs)

     * U.S. bank or foreign bank obligations, including certificates of deposit and banker's acceptances

     * obligations of state and local governments and their agencies and instrumentalities

USAA Short-Term Bond Fund - 10

------------------------------------------------------------------------------

     *  master demand notes

     *  Eurodollar obligations

     *  Yankee obligations

     *  collateralized mortgage obligations (CMOs)

     *  commercial mortgage-backed securities (CMBSs)

     *  CMBS interest only securities (CMBS IOs)

     *  variable rate-demand notes

     *  variable- and floating-rate securities

     *  treasury inflation-protected securities (TIPS)

     *  synthetic instruments

     *  other debt securities

     For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 33.

     [ARROW] WHAT ARE INVESTMENT-GRADE SECURITIES?

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by the following rating agencies:


                                LONG-TERM                SHORT-TERM
     RATING AGENCY           DEBT SECURITIES           DEBT SECURITIES
     ---------------------------------------------------------------------------
     Moody's Investors                                  At least Prime-3
     Service                 At least Baa 3             or MIG3/VMIG3

     Standard  & Poor's                                 At least  A-3
     Ratings  Group          At least BBB-              or SP-2

     Fitch Ratings           At least BBB-              At least F3

     Dominion Bond
     Rating Service          At least BBB low           At least R-2 low

     If unrated by these agencies, we must determine that the securities are of equivalent investment quality.

     You will find a complete description of the above debt ratings in the Fund's statement of additional information.

                                                                 11 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

     [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED BELOW INVESTMENT GRADE?

     We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Directors.

     CREDIT RISK. The debt securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that a borrower will fail to make timely payments of interest or principal on the debt security. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES). While mortgage-backed securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issue agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U S. Treasury.

USAA Short-Term Bond Fund - 12

-------------------------------------------------------------------------------

     INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     PREPAYMENT RISK. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

     MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     REITS. Investing in debt securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund is also subject to credit risk.

                                                                 13 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     ----------------------------------------------------------
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $45 BILLION AS OF OCTOBER 31, 2003
     ----------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Directors.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Short Investment Grade Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets.

USAA Short-Term Bond Fund - 14

-----------------------------------------------------------------------------

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund commenced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

         OVER/UNDER PERFORMANCE           ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
        (IN BASIS POINTS) 1           OF THE FUND'S AVERAGE NET ASSETS)
        ----------------------------------------------------------------------
            +/- 20 to 50                            +/- 4
           +/- 51 to 100                            +/- 5
         +/- 101 and greater                        +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     For the most recent fiscal year, the performance adjustment decreased the base management fee by 0.07%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     PORTFOLIO MANAGER

     R.  Matthew  Freund,   CFA,   assistant  vice  president  of  Fixed  Income
     Investments,  has managed the Fund since May 2002.

                                                                 15 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

     Mr. Freund has 14 years of investment management experience and has worked for us for nine years. He earned the Chartered Financial Analyst designation in 1992 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA from Indiana University and a BA from Franklin & Marshall College.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

USAA Short-Term Bond Fund - 16

------------------------------------------------------------------------------

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to

                                                                 17 - Prospectus

USAA SHORT-TERM BOND FUND
------------------------------------------------------------------------------

     avoid possible tax withholding requirements set forth by the Internal Revenue Code. See "TAXES" on page 28 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with broker-dealers and sub-transfer agents (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.

USAA Short-Term Bond Fund - 18

-------------------------------------------------------------------------------

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     INVESTART(R)

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $20 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825
                                                                 19 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

     PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

USAA Short-Term Bond Fund - 20

------------------------------------------------------------------------------

     USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 1-800-531-8343
     (IN SAN ANTONIO, 456-7214)

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event;

                                                                 21 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

     as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

     * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

USAA Short-Term Bond Fund - 22

-----------------------------------------------------------------------------

     * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/ other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

     CHECKWRITING

     * Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

                  USAA Shareholder Account Services
                  P.O. Box 659453
                  San Antonio, TX  78265-9825

     You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. You will not be charged for the use of checks or any subsequent reorders. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account. Remember, writing a check results in a taxable event and is therefore reportable for federal tax purposes.

     USAA BROKERAGE SERVICES

     * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

                                                                 23 - Prospectus

USAA SHORT-TERM BOND FUND
------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     FUND RIGHTS

     The Fund reserves the right to:

     * reject or restrict purchase or exchange orders when in the best interest of the Fund

     * limit or discontinue the offering of shares of the Fund without notice to the shareholders

     *  calculate the NAV per share on a business day that the NYSE is closed

     * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Directors and the required notice has been given to shareholders

     * require a signature guarantee for transactions or changes in account information in those instances where the appropri-

USAA Short-Term Bond Fund - 24

-----------------------------------------------------------------------------

        ateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

     *  redeem an account with less than ten shares, with certain limitations

     * restrict or liquidate an account when necessary or appropriate to comply with federal law

EXCHANGES

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

                                                                 25 - Prospectus

USAA SHORT-TERM BOND FUND
------------------------------------------------------------------------------

     The Fund has undertaken certain procedures regarding telephone transactions as described on page 23.

     EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE, which is usually 4 p.m. Eastern Time, each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.


     ----------------------------------------------------------------
                                     TOTAL ASSETS - LIABILITIES
     [ARROW]  NAV PER SHARE  =      ----------------------------
                                        NUMBER OF SHARES
                                           OUTSTANDING
     ----------------------------------------------------------------

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they

USAA Short-Term Bond Fund - 26

------------------------------------------------------------------------------

     trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Distributions from the Fund's net investment income are accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of

                                                                 27 - Prospectus

USAA SHORT-TERM BOND FUND
------------------------------------------------------------------------------

     redemption. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. Ordinarily, any net realized capital gain distribution will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares in the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS  TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS  AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL  GAIN  DISTRIBUTIONS  PAYMENTS  TO SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus.

USAA Short-Term Bond Fund - 28

-----------------------------------------------------------------------------

     Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. Under recently enacted tax laws, a 15% maximum federal income tax rate will apply
     (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges between May 6, 2003, and March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

     *  underreports dividend or interest income or

     *  fails to certify that he or she is not subject to backup withholding.

                                                                 29 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     For your convenience, log on to USAA.COM and sign up to receive your statements, confirms, financial reports, and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

USAA Short-Term Bond Fund - 30

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal year ended July 31, 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1998, through July 31, 2001, was audited by another independent public accounting firm.


                                                                 31 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

                                             YEAR ENDED JULY 31,
                              -------------------------------------------------
                                 2003       2002      2001     2000      1999
                              -------------------------------------------------
Net asset value at
  beginning of period         $   8.99   $   9.95  $   9.70  $   9.75  $   9.99
                              -------------------------------------------------
Income (loss) from
  investment operations:
    Net investment income          .37        .55b      .65       .63       .58
    Net realized and
     unrealized gain (loss)        .09       (.96)b     .25      (.05)     (.22)
                              -------------------------------------------------
Total from investment
 operations                        .46       (.41)      .90       .58       .36
                              -------------------------------------------------
Less distributions:
  From net investment income      (.40)      (.55)     (.65)     (.63)     (.58)
  From realized capital gains      _          _         _         _        (.02)
                              -------------------------------------------------
Total distributions               (.40)      (.55)     (.65)     (.63)     (.60)
Net asset value at
  end of period               $   9.05   $   8.99  $   9.95  $   9.70  $   9.75
                              =================================================
Total return (%) *                5.14      (4.29)     9.61      6.18      3.76
Net assets at end of
  period (000)                $380,329   $404,048  $419,857  $293,003  $241,247
Ratio of expenses to
  average net assets (%) **        .55a       .58a      .46a      .48c      .50c
Ratio of expenses
  to average net
  assets, excluding
  reimbursements (%) **            n/a        n/a       n/a       n/a       .52
Ratio of net investment
  income to average net
  assets (%) **                   3.88       5.74b     6.67      6.56      5.89
Portfolio turnover (%)           67.33      87.55     31.80     23.68     11.53

     * Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

     ** For the year ended July 31, 2003, average net assets were $374,038,000.

     a Reflects total expenses, excluding any fee offset arrangements, which had no impact on the Fund's expense ratios.

     b In 2001, a change in amortization method was made as required by an accounting pronouncement. Without this change, the ratio of net investment income to average net assets would have been 5.73%. The per share net investment income and net realized and unrealized loss amounts would not have changed.

     c The Manager voluntarily agreed to limit the annual expenses of the Fund to 0.50% of the Fund's average net assets through December 1, 2000.

USAA Short-Term Bond Fund - 32

                                   APPENDIX A
-------------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE SHORT-TERM BOND FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

     ASSET-BACKED SECURITIES

     The Fund's assets may be invested in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

     On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

     The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

                                                                 33 - Prospectus

                                   APPENDIX A
-------------------------------------------------------------------------------

     EURODOLLAR AND YANKEE OBLIGATIONS

     A portion of the Fund's assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

     FUTURES AND OPTIONS

     Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

     LENDING OF SECURITIES

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

USAA Short-Term Bond Fund - 34

-------------------------------------------------------------------------------

     MASTER DEMAND NOTES

     The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

     MORTGAGE-BACKED SECURITIES

     The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when

                                                                 35 - Prospectus

                                   APPENDIX A
-------------------------------------------------------------------------------

     interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

     Mortgage-backed securities also include collateralized mortgage obligations
     (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), and commercial mortgage-backed securities interest only securities (CMBS IOs).

     A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield

USAA Short-Term Bond Fund - 36

-------------------------------------------------------------------------------

     maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Fund will only purchase CMBS IOs rated AA and higher. For more information on mortgage-backed securities, see the statement of additional information.

     MUNICIPAL LEASE OBLIGATIONS

     The Fund's assets may be invested in a variety of instruments referred to as municipal lease obligations, including leases, installment purchase contracts, and certificates of participation in such leases and contracts.

     OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

     PERIODIC AUCTION RESET BONDS

     The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

     Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction

                                                                 37 - Prospectus

                                   APPENDIX A
-------------------------------------------------------------------------------

     failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

     PUT BONDS

     The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

     REAL ESTATE INVESTMENT TRUSTS (REITS)

     A portion of the Fund's assets may be invested in debt securities of publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and hotels. Debt REITs specialize in lending money to building developers and pass the interest income on to shareholders.

     REPURCHASE AGREEMENTS

     The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

     The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts

USAA Short-Term Bond Fund - 38

-------------------------------------------------------------------------------

     for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

     SYNTHETIC INSTRUMENTS

     The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

     TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

     The Fund's assets may be invested in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the rate of inflation. TIPS trade at

                                                                 39 - Prospectus

                                   APPENDIX A
-------------------------------------------------------------------------------

     prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

     VARIABLE-RATE AND FLOATING-RATE SECURITIES

     The Fund's assets may be invested in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates.

     * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

     * Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

     * The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

     VARIABLE-RATE DEMAND NOTES

     The Fund's assets may be invested in securities, which provide the right, on any business day, to sell the security at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

USAA Short-Term Bond Fund - 40

-------------------------------------------------------------------------------

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     The Fund's assets may be invested in debt securities offered on a when-issued and delayed-delivery basis.

     * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

     * The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

     *  Such securities can be sold before settlement date.

     ASSET COVERAGE

     The Fund's assets may be invested, as described above, in futures, as well as when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts or securities.

     ADDITIONAL  INFORMATION  ABOUT  THE  FUND'S  INVESTMENT  POLICIES  AND  THE
     SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 41 - Prospectus

                                     NOTES
USAA Short-Term Bond Fund - 42

                                     NOTES
                                                                 43 - Prospectus

                                     NOTES
USAA Short-Term Bond Fund - 44

                                     NOTES
                                                                 45 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

     If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Short-Term Bond Fund - 46

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825


                        CUSTODIAN      State Street Bank and Trust Company
                                       P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.



                      FOR ACCOUNT      1-800-531-8448 (in San Antonio, 456-7202)
         SERVICING, EXCHANGES, OR
                      REDEMPTIONS


                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      1-800-531-8066 (in San Antonio, 498-8066)


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       1-800-531-8777 (IN SAN ANTONIO, 498-8777)

                  INTERNET ACCESS      USAA.COM



INVESTMENT COMPANY ACT FILE NO. 811-2429

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
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                                                                USAA
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Receive this document
and others electronically.
Sign up at USAA.COM.

------------------------------------------------------------------------------

[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES


23456-1203                                   (C)2003, USAA. All rights reserved.

                                     Part A



                               Prospectus for the
                               Money Market Fund
                               is included herein

[USAA EAGLE LOGO (R)]



                     USAA MONEY MARKET FUND

           USAA
    INVESTMENTS
                         [GRAPHIC OMITTED]
     ONE OF THE
    USAA FAMILY
     OF NO-LOAD
   MUTUAL FUNDS

                         P  R  O  S  P  E  C  T  U  S
-----------------------------------------------------------------------------

DECEMBER 1, 2003         As with other mutual funds, the Securities and Exchange
                         Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

     WHAT IS THE FUND'S INVESTMENT OBJECTIVE
     AND MAIN STRATEGY?                                          3

     WHAT ARE THE MAIN RISKS OF INVESTING
     IN THIS FUND?                                               3

     COULD THE VALUE OF YOUR INVESTMENT
     IN THIS FUND FLUCTUATE?                                     4

     FEES AND EXPENSES                                           7

     FUND INVESTMENTS                                            9

     FUND MANAGEMENT                                             13

     USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM 14

     HOW TO INVEST                                               15

     HOW TO REDEEM                                               20

     IMPORTANT INFORMATION ABOUT PURCHASES
     AND REDEMPTIONS                                             22

     EXCHANGES                                                   23

     SHAREHOLDER INFORMATION                                     25

     FINANCIAL HIGHLIGHTS                                        28

     APPENDIX A                                                  30

     ADDITIONAL FUND INFORMATION                                 38


USAA Money Market Fund - 2

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND MAIN STRATEGY?

     The Fund's investment objective is the highest income consistent with preservation of capital and the maintenance of liquidity. The Fund's strategy to achieve this objective is to invest in high-quality, U.S. dollar-denominated, short-term debt instruments that present minimal credit risk and comply with strict Securities and Exchange Commission (SEC) guidelines applicable to money market funds.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 9 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?

     The primary risks of investing in this Fund are interest rate risk, credit risk, and management risk.

     * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

        IF INTEREST RATES INCREASE: the yield of the Fund may increase, which would likely increase the Fund's total return.

        IF INTEREST RATES DECREASE: the yield of the Fund may decrease, which may decrease the Fund's total return.

     * CREDIT RISK involves the possibility that a borrower cannot make timely dividend, interest, and principal payments on its securities.

                                                                  3 - Prospectus

USAA MONEY MARKET FUND
--------------------------------------------------------------------------------

     * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

     Money market funds are sometimes confused with savings accounts. A savings account is a deposit with a bank. The bank is obligated to return the amount deposited and to pay you interest for the use of your money. Up to a certain dollar amount, the Federal Deposit Insurance Corporation (FDIC) will insure that the bank meets its obligations.

     This Fund is not a savings account but, rather, is a money market mutual fund that issues and redeems its shares at the Fund's net asset value (NAV) per share. The Fund always seeks to maintain a constant NAV of $1 per share.

     Just as a savings account pays interest on the amount deposited, the Fund pays dividends on the shares you own. If these dividends are reinvested in the Fund, the value of your account will grow over time.

     Unlike a savings account, however, an investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. We manage the Fund in accordance with strict SEC guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share. The value of your investment typically will grow through reinvested net investment income dividends.


USAA Money Market Fund - 4

--------------------------------------------------------------------------------

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BAR CHART]

               CALENDAR YEAR                      TOTAL RETURN
                    1993                               3.01%
                    1994                               4.05%
                    1995                               5.80%
                    1996                               5.24%
                    1997                               5.40%
                    1998                               5.34%
                    1999                               4.97%
                    2000                               6.15%
                    2001                               3.96%
                    2002                               1.52%


                          NINE-MONTH YTD TOTAL RETURN
                                0.67% (9/30/03)

         BEST QUARTER*                                WORST QUARTER*
         1.57% 4th Qtr. 2000                     0.34% 4th Qtr. 2002

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

                                                                  5 - Prospectus

USAA MONEY MARKET FUND
--------------------------------------------------------------------------------

     The table below shows the Fund's average annual total returns for the periods indicated. Remember, historical performance does not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                   SINCE
                                                                 INCEPTION
                    PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS   1/30/81
--------------------------------------------------------------------------------
Money Market Fund      1.52%           4.38%          4.53%        6.71%
--------------------------------------------------------------------------------


     YIELD

     All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD. The Fund typically advertises performance in terms of a 7-day yield and effective yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2002, was 1.20%.

     ---------------------------------------------------------------------------
     [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT  INCOME OF THE FUND DURING A
             SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.

     [ARROW] EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD,  HOWEVER,  WHEN
             ANNUALIZED, THE NET INVESTMENT INCOME EARNED IS ASSUMED TO BE REINVESTED.
     ---------------------------------------------------------------------------

USAA Money Market Fund - 6

--------------------------------------------------------------------------------

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Fund's investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and return information for this Fund, through our USAA.COM web site once you have established Internet access. See page 17 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     -----------------------------------------
     [ARROW]    FUND NUMBER       42

     [ARROW]    TICKER SYMBOL     USAXX
     -----------------------------------------


FEES AND EXPENSES

     This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

                                                                  7 - Prospectus

USAA MONEY MARKET FUND
--------------------------------------------------------------------------------

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before credits from fee offset arrangements, during the past fiscal year ended July 31, 2003, and are calculated as a percentage of average net assets.

                                                                TOTAL ANNUAL
 MANAGEMENT        DISTRIBUTION           OTHER                   OPERATING
   FEES            (12B-1) FEES          EXPENSES                  EXPENSES
--------------------------------------------------------------------------------
   .24%               None                 .35%                      .59%a

  a Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding fee offset arrangements. For the fiscal year ended July 31, 2003, these fee offset arrangements decreased the total annual operating expense ratio by 0.01%.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES  SOME  MUTUAL  FUNDS  CHARGE  THESE  FEES  TO  PAY  FOR
             ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and
     (3) you redeem all of your shares at the end of those periods shown.

         1 YEAR     3 YEARS      5 YEARS        10 YEARS
     ------------------------------------------------------
           $60        $189         $329            $738


USAA Money Market Fund - 8

--------------------------------------------------------------------------------

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The  Fund's  principal   strategy  is  the  investment  of  its  assets  in
     high-quality, U.S. dollar-denominated debt securities of domestic and foreign issuers that have been determined to present minimal credit risk.

     [ARROW] WHAT ARE THE MAIN TYPES OF MONEY MARKET INSTRUMENTS IN WHICH THE FUND MAY INVEST?

     The Fund's portfolio may include, but is not limited to, the following:

     * COMMERCIAL PAPER: unsecured promissory notes that corporations typically issue to finance current operations and other expenditures;

     * TREASURY BILLS, notes, and bonds: debt obligations sold at discount or at face value and repaid at face value by the U.S. Treasury. Bills mature in one year or less. Notes and bonds have longer maturities at issue but will only be purchased by the Fund if they mature within 13 months of the purchase date or their maturity can be shortened to 13 months or less of the purchase date through a maturity shortening feature. All are backed by the full faith and credit of the U.S. government;

     * CERTIFICATES OF DEPOSIT: receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period;

     * REPURCHASE AGREEMENTS: contracts, usually involving U.S. government securities, that require one party to repurchase securities at a fixed price on a designated date;

                                                                 9 - Prospectus

USAA MONEY MARKET FUND
--------------------------------------------------------------------------------

     *  MEDIUM-TERM  NOTES:   unsecured  corporate  debt  obligations  that  are
        continuously offered in a broad range of maturities and structures;

     * ASSET-BACKED SECURITIES: certificates, trusts, or similarly structured investment vehicles whose principal and interest is backed by an underlying pool of assets. The value of the asset pool often exceeds the value of the security and may include a swap obligation or third-party guarantee;

     * BANK NOTES: unsecured obligations of a bank that rank on an equal basis with other kinds of deposits but do not carry FDIC insurance;

     * ADJUSTABLE-RATE SECURITIES: certain money market securities that have interest rates which are adjusted periodically. These interest rate adjustments tend to minimize fluctuations in the securities' principal values. When calculating its weighted average maturity, the Fund may shorten the maturity of these securities in accordance with Rule 2a-7 under the Investment Company Act of 1940;

     * SYNTHETIC INSTRUMENTS: a security that combines a municipality's long-term obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the maturity of the securities; and

     *  other  short-term debt securities.

     For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 30.


USAA Money Market Fund - 10

--------------------------------------------------------------------------------

     [ARROW] ARE THERE ANY LIMITS ON HOW MUCH CAN BE INVESTED IN ONE ISSUER?

     Yes. The SEC has set certain diversification requirements for money market funds. Generally, these requirements limit a money market fund's investments in securities of any issuer to no more than 5% of the Fund's assets. Also, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward these limitations.

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

     The Fund's purchases consist of high-quality securities that qualify as eligible securities under the SEC rules that apply to money market funds. In general, an eligible security is defined as a security that is:

     *  issued  or  guaranteed   by  the  U.S.   government  or  any  agency  or
        instrumentality thereof,

     * rated or subject to a guarantee that is rated in the highest category for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs) or by one NRSRO if the security is rated by only one NRSRO,

     * unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term obligations so rated, or

     *  unrated but determined by us to be of comparable quality.

     In addition, we must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

                                                                 11 - Prospectus

USAA MONEY MARKET FUND
--------------------------------------------------------------------------------

     [ARROW] WHO ARE THE NRSROS?

     Current NRSROs include:

     *  Moody's Investors Service

     *  Standard & Poor's Ratings Group

     *  Fitch Ratings

     *  Dominion Bond Rating Service Limited


     [ARROW WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED?

     If the rating of a security is downgraded after purchase, we, subject to Board of Directors' review, will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.


     [ARROW] WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

     We will endeavor to maintain a constant Fund net asset value of $1 per share; however, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in the highest category for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts have determined that the security presents minimal credit risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less.

USAA Money Market Fund - 12

--------------------------------------------------------------------------------


     ---------------------------------------------------------------------------
     [ARROW] DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
     ---------------------------------------------------------------------------

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, sell decisions are usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     ---------------------------------------------------------
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $45 BILLION AS OF OCTOBER 31, 2003
     ---------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Directors.

     For our services, the Fund pays us an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets.

                                                                 13 - Prospectus

USAA MONEY MARKET FUND
--------------------------------------------------------------------------------

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     PORTFOLIO MANAGER

     Pamela Bledsoe Noble, CFA, vice president of Money Market Funds, has managed the Fund since May 1996. Ms. Noble has 15 years of investment management experience and has worked for us for 12 years. She earned the Chartered Financial Analyst designation in 1992 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. She holds an MBA from Texas Christian University and a BS from Louisiana Tech University.


USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We
     will  perform  that  function.   In

USAA Money Market Fund - 14

--------------------------------------------------------------------------------

     addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

                                                                 15 - Prospectus

USAA MONEY MARKET FUND
--------------------------------------------------------------------------------

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See "TAXES" on page 26 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with broker-dealers and sub-transfer agents (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

USAA Money Market Fund - 16

--------------------------------------------------------------------------------

     The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     * $50 minimum per transaction, per account. (Except on transfers from brokerage accounts, which are exempt from the minimum.)

     INVESTART(R)

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $20 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.


     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To

                                                                 17 - Prospectus

USAA MONEY MARKET FUND
--------------------------------------------------------------------------------

        establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

USAA Money Market Fund - 18

--------------------------------------------------------------------------------

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

     PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 1-800-531-8777
     (in San Antonio, 498-8777)

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 1-800-531-8343
     (IN SAN ANTONIO, 456-7214)

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

                                                                 19 - Prospectus

USAA MONEY MARKET FUND
--------------------------------------------------------------------------------

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

USAA Money Market Fund - 20

--------------------------------------------------------------------------------

     *  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240


     * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

     * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

     * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/ other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.


                                                                 21 - Prospectus

USAA MONEY MARKET FUND
--------------------------------------------------------------------------------

     CHECKWRITING

     * Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

               USAA Shareholder Account Services
               P.O. Box 659453
               San Antonio, TX  78265-9825

     You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. You will not be charged for the use of checks or any subsequent reorders. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

     USAA BROKERAGE SERVICES

     * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).


USAA Money Market Fund - 22

--------------------------------------------------------------------------------

FUND RIGHTS

     The Fund reserves the right to:

     * reject or restrict purchase or exchange orders when in the best interest of the Fund

     * limit or discontinue the offering of shares of the Fund without notice to the shareholders

     *  calculate the NAV per share on a business day that the NYSE is closed

     * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Directors and the required notice has been given to shareholders

     * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

     *  redeem an account with less than 500 shares, with certain limitations

     * restrict or liquidate an account when necessary or appropriate to comply with federal law


EXCHANGES

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.


                                                                 23 - Prospectus

USAA MONEY MARKET FUND
--------------------------------------------------------------------------------

     Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The Fund has undertaken certain procedures regarding telephone transactions as described on page 21.

     EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.


USAA Money Market Fund - 24

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE, which is usually 4 p.m. Eastern Time, each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     -------------------------------------------------------------
                                    TOTAL ASSETS - LIABILITIES
     [ARROW]  NAV PER SHARE    =   -----------------------------
                                         NUMBER OF SHARES
                                            OUTSTANDING
     -------------------------------------------------------------

     Securities are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Securities for which valuations are not readily available or are considered unreliable are valued in good faith at fair value using valuation procedures and procedures to stabilize net asset value approved by the Fund's Board of Directors.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Distributions from the Fund's net investment income are accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make

                                                                 25 - Prospectus

USAA MONEY MARKET FUND
--------------------------------------------------------------------------------

     additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax. We will automatically reinvest all net investment income and realized capital gain distributions in additional shares of the Fund unless you instruct us differently. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date.

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. Under recently enacted tax laws, a 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges between May 6, 2003, and March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term

USAA Money Market Fund - 26

--------------------------------------------------------------------------------

     gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

     *  underreports dividend or interest income or

     *  fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

                                                                 27 - Prospectus

USAA MONEY MARKET FUND
--------------------------------------------------------------------------------

     ELECTRONIC DELIVERY

     For your convenience, log on to USAA.COM and sign up to receive your statements, confirms, financial reports, and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal year ended July 31, 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1998, through July 31, 2001, was audited by another independent public accounting firm.


USAA Money Market Fund - 28

--------------------------------------------------------------------------------

                                          YEAR ENDED JULY 31,
                    ------------------------------------------------------------
                       2003         2002        2001       2000         1999
                    ------------------------------------------------------------
Net asset value
 at beginning of
 period             $     1.00  $     1.00  $     1.00  $     1.00   $     1.00

Income from investment
 operations:
   Net investment income   .01         .02         .05         .05          .05

Less Distributions:
 From net investment
   income                 (.01)       (.02)       (.05)       (.05)        (.05)
                    ------------------------------------------------------------
Net asset value at
 end of period      $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                    ============================================================
Total return (%) *        1.15        2.02        5.54        5.66         4.95

Net assets at end
 of  period (000)   $3,398,733  $3,569,459  $3,867,791  $3,427,820   $3,011,013

Ratio of expenses
 to average net
 assets (%) **             .59c        .57c        .49a,c      .46b         .45

Ratio of expenses
 to average net
 assets, excluding
 reimbursement (%) **     n/a         n/a          .49a,c      .48          .48

Ratio of net investment
 income to average net
 assets (%) **            1.15        2.01        5.36        5.56         4.83

* Assumes reinvestment of all net investment income distributions during the period.

** For the year ended July  31,  2003, average net assets were $3,495,567,000.

a Effective December 1, 2000, the Manager terminated its voluntary agreement to limit the Fund's expense ratio to 0.46% of the Fund's average annual net assets.

b Effective December 1, 1999, the Manager voluntarily agreed to limit the Fund's expense ratio to 0.46% of the Fund's average annual net assets.

c  Reflects  total  expenses,  excluding   any  fee  offset arrangements,  which
   decreased the Fund's expense ratios as follows:

                          (.01)%       -           -          n/a          n/a

                                                                29 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE MONEY MARKET FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE
     INVESTED:

     ADJUSTABLE-RATE SECURITIES

     The Fund's assets may be invested in adjustable-rate securities. The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

     AGENCY NOTES

     The Fund's assets may be invested in agency notes, which are debt obligations of agencies sponsored by the U.S. government that are not backed by the full faith and credit of the United States.

     ASSET-BACKED SECURITIES

     The Fund's assets may be invested in asset-backed securities. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. They may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

USAA Money Market Fund - 30

--------------------------------------------------------------------------------

     On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

     The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

     BANKER'S ACCEPTANCES

     The Fund's assets may be invested in banker's acceptances, which are bank-issued commitments to pay for merchandise sold in the import/export market.

     CERTIFICATES OF DEPOSIT (CD)

     The Fund's assets may be invested in certificates of deposit, which are issued by major banks in amounts of $100,000 and up. Negotiable CDs have historically been extremely safe and most are sold in bearer form (not registered in the investor's name) because of their short maturities. CDs are liabilities of banks, which are obliged to pay the face amount plus interest at maturity. Banks issue them to raise money for various purposes, including lending operations.

     COMMERCIAL PAPER

     The Fund's assets may be invested in commercial paper. Commercial paper are unsecured promissory notes issued mainly by the most creditworthy corporations. For many large companies these notes are a low-cost method of short-term borrowing and one of the most important debt markets in the United States. Interest is primarily discounted in the same manner as that of Treasury bills. Most top-rated commercial paper is considered

                                                                 31 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     safe from default, although less so than Treasury bills and CDs, and usually offers slightly higher yields.

     EURODOLLAR AND YANKEE OBLIGATIONS

     A portion of the Fund's assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

     MASTER DEMAND NOTES

     The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

USAA Money Market Fund - 32

--------------------------------------------------------------------------------

     MORTGAGE-BACKED SECURITIES

     The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. For more information on mortgage-backed securities, see the statement of additional information.

     MUNICIPAL LEASE OBLIGATIONS

     The Fund's assets may be invested in a variety of instruments referred to as municipal lease obligations, including leases, installment purchase contracts, and certificates of participation in such leases and contracts.

                                                                 33 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     PUT BONDS

     The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

     REPURCHASE AGREEMENTS

     The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

     The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

     SYNTHETIC INSTRUMENTS

     The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument

USAA Money Market Fund - 34

--------------------------------------------------------------------------------

     back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

     TREASURY BILLS

     The Fund's assets may be invested in Treasury bills, which are issued by the U.S. government with maturities of four weeks, three months, and six months. They are considered to be completely safe from the risk of default since they are backed by the full faith and credit of the federal government. Interest on them is paid as a discount from par, meaning that you pay less than face value when you buy them and receive the full amount when they mature. The interest is also exempt from state and local income taxes.

     VARIABLE-RATE DEMAND NOTES

     The Fund's assets may be invested in securities, which provide the right, on any business day, to sell the security at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

                                                                 35 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     The Fund's assets may be invested in debt securities offered on a when-issued and delayed-delivery basis.

     * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

     * The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

     *  Such securities can be sold before settlement date.

     ASSET COVERAGE

     The Fund's assets may be invested, as described above, in when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these securities.

     ADDITIONAL  INFORMATION  ABOUT  THE  FUND'S  INVESTMENT  POLICIES  AND  THE
     SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Money Market Fund - 36

                                     NOTES


                                                                 37 - Prospectus

USAA MONEY MARKET FUND
--------------------------------------------------------------------------------

     ADDITIONAL FUND INFORMATION

     If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.


USAA Money Market Fund - 38

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825



                        CUSTODIAN      State Street Bank and Trust Company
                                       P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.


                      FOR ACCOUNT      1-800-531-8448 (in San Antonio, 456-7202)
         SERVICING, EXCHANGES, OR
                      REDEMPTIONS


                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      1-800-531-8066 (in San Antonio, 498-8066)


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       1-800-531-8777 (IN SAN ANTONIO, 498-8777)

                  INTERNET ACCESS      USAA.COM


Investment Company Act File No. 811-2429

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[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES


23457-1203                                  (C)2003, USAA. All rights reserved.

                                     Part A



                               Prospectus for the
                           Science & Technology Fund
                               is included herein

[USAA EAGLE LOGO (R)]



                   USAA  SCIENCE &
                            TECHNOLOGY FUND



                   USAA
            INVESTMENTS

                                   [GRAPHIC OMITTED]


             ONE OF THE
            USAA FAMILY
             OF NO-LOAD
           MUTUAL FUNDS

                         P  R  O  S  P  E  C  T  U  S

--------------------------------------------------------------------------------

DECEMBER 1, 2003         As with other mutual funds, the Securities and Exchange
                         Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


     WHAT IS THE FUND'S INVESTMENT OBJECTIVE
     AND MAIN STRATEGY?                                          3

     WHAT ARE THE MAIN RISKS OF INVESTING
     IN THIS FUND?                                               3

     COULD THE VALUE OF YOUR INVESTMENT
     IN THIS FUND FLUCTUATE?                                     4

     FEES AND EXPENSES                                           8

     FUND INVESTMENTS                                           10

     FUND MANAGEMENT                                            13

     USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM                16

     HOW TO INVEST                                              17

     HOW TO REDEEM                                              22

     IMPORTANT INFORMATION ABOUT PURCHASES
     AND REDEMPTIONS                                            24

     EXCHANGES                                                  25

     SHAREHOLDER INFORMATION                                    26

     FINANCIAL HIGHLIGHTS                                       31

     APPENDIX A                                                 33

     ADDITIONAL FUND INFORMATION                                38


USAA Science & Technology Fund - 2

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND MAIN STRATEGY?

     The Fund's investment objective is long-term capital appreciation. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements.

     We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) to serve as subadviser for the Fund. Wellington Management is responsible for investing the Fund's assets.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See Fund Investments on page 10 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?

     The primary risks of investing in this Fund are stock market risk, industry risk, foreign investing risk, and management risk.

     * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

     * INDUSTRY RISK involves the possibility that the Fund's investments in companies whose value is highly dependent on scientific and technological developments may be more volatile because of the short life cycles and competitive pressures of many of the products or services of these companies.

                                                                  3 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

     * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign securities will decrease because of currency exchange rate fluctuations, foreign market illiquidity, emerging market risk, increased price volatility, and uncertain political conditions, among other factors.

     * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

     As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. The Fund's portfolio consists of companies whose value is highly dependent on scientific and technological developments. Many of the products and services of these companies are subject to short life cycles and competitive pressures. Therefore, the market value of the Fund's portfolio securities and the Fund's price per share are likely to fluctuate significantly.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

USAA Science & Technology Fund - 4

--------------------------------------------------------------------------------

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BAR CHART]
               CALENDAR YEAR                 TOTAL RETURN
                    1998*                         46.64%
                    1999                          47.04%
                    2000                         -16.66%
                    2001                         -38.92%
                    2002                         -38.63%

                 *FUND BEGAN OPERATIONS ON AUGUST 1, 1997.


                          NINE-MONTH YTD TOTAL RETURN
                                33.55% (9/30/03)

     BEST QUARTER**                                     WORST QUARTER**
     34.75% 4th Qtr. 2001                         -37.99% 3rd Qtr. 2001

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

                                                                  5 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned Fund shares during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the next page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the periods prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the portion of the Fund's assets invested in the technology sector, and August 9, 2003, which is the date on which Wellington Management assumed day-to-day management of the portion of the Fund's assets invested in the science sector. Prior to those dates, IMCO was solely responsible for managing all or a portion of the Fund's assets.


USAA Science & Technology Fund - 6

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                    SINCE
                                                                  INCEPTION
                              PAST 1 YEAR       PAST 5 YEARS       8/1/97
--------------------------------------------------------------------------------
Return Before Taxes             -38.63%            -7.60%          -8.69%

Return After Taxes
on Distributions                -38.63%            -7.70%          -8.78%

Return After Taxes
on Distributions
and Sale of Fund Shares         -23.72%            -5.85%          -6.63%
--------------------------------------------------------------------------------

S&P 500(R)Index* (reflects
no deduction for fees,
expenses, or taxes)             -22.09%            -0.58%          -0.09%+

--------------------------------------------------------------------------------
Lipper Science & Technology Funds
Index** (reflects no deduction
for taxes)                      -41.38%            -3.46%          -5.33%+
--------------------------------------------------------------------------------

  * The S&P 500 Index is a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

  ** The Lipper Science & Technology Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 65% of their equity portfolio in science and technology stocks.

  + The performance of the Lipper Science & Technology Funds Index and the S&P 500 Index is calculated with a commencement date of July 31, 1997, while the Fund's inception date is August 1, 1997. There may be a slight variation in the comparative performance numbers due to this difference.

                                                                  7 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and return information for this Fund through our USAA.COM web site once you have established Internet access. See page 20 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     -----------------------------------------
     [ARROW]   FUND NUMBER       31

     [ARROW]   TICKER SYMBOL     USSCX

     [ARROW]   NEWSPAPER SYMBOL  SciTech
     -----------------------------------------

FEES AND EXPENSES

     This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

USAA Science & Technology Fund - 8

--------------------------------------------------------------------------------

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before credits from fee offset arrangements, during the past fiscal year ended July 31, 2003, and are calculated as a percentage of average net assets.

    MANAGEMENT        DISTRIBUTION           OTHER           TOTAL ANNUAL
      FEES            (12B-1) FEES          EXPENSES      OPERATING EXPENSES
--------------------------------------------------------------------------------
      .80%a              None                 1.23%             2.03%b

  a A performance fee adjustment increased the base management fee of 0.75% by 0.05% for the most recent fiscal year.

  b Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding fee offset arrangements. For the fiscal year ended July 31, 2003, these fee offset arrangements decreased the total annual operating expense ratio by 0.05%.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES  SOME  MUTUAL  FUNDS  CHARGE  THESE  FEES  TO  PAY  FOR
             ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE OF EFFECT OF FUND'S OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and
     (3) you redeem all of your shares at the end of the periods shown.

         1 YEAR      3 YEARS      5 YEARS     10 YEARS
     ------------------------------------------------------
           $206        $637        $1,093      $2,358

                                                                  9 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to invest at least 80% of the Fund's assets in equity securities of companies that are expected to benefit from the development and use of scientific and technological advances and improvements. The term "equity securities" is generally used to include common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     The Fund's securities generally will not be traded for short-term profits; however, if circumstances warrant, the Fund's securities may need to be actively and frequently traded to achieve the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on market conditions. A high turnover rate increases transaction costs and may increase taxable capital gains which may adversely affect Fund performance; therefore, the anticipated benefits of trading will be weighed carefully.

     STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee

USAA Science & Technology Fund - 10

--------------------------------------------------------------------------------

     that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 30% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     [ARROW] IN WHAT INDUSTRIES WILL THE FUND'S ASSETS BE INVESTED?

     At least 80% of the Fund's net assets will be invested in industries such as, but not limited to, biotechnology, computer hardware, software and services, communication and telecommunication equipment and services, electronics, health care, drugs, medical products and supplies, specialized health care services, aerospace and defense, and other industries Wellington Management believes may benefit directly or indirectly from research and development in the science and technology fields. The Fund's remaining assets may be invested in any other industry.

                                                                 11 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

     INDUSTRY RISK. A mutual fund portfolio consisting of investments related to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund's portfolio are subject to distinctive risks. The products and services of these companies may not be economically successful or may quickly become outdated. Additionally, many of these companies must comply with significant governmental regulations and may need governmental approval of their products and services.

     [ARROW] HOW ARE THE DECISIONS TO BUY OR SELL SECURITIES MADE?

     Security selection decisions are based on in-depth fundamental analysis and valuation. Stocks purchased in the portfolio typically share the following attributes:

     *  a positive change in operating results is anticipated

     *  unrecognized or undervalued capabilities are present

     *  high-quality management that is able to deliver shareholder value

     Stocks are typically sold when:

     *  target prices are achieved

     *  there is a negative change in the company's fundamental outlook

     *  more attractive values are available in a comparable company

     For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 33.

USAA Science & Technology Fund - 12

--------------------------------------------------------------------------------

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     ---------------------------------------------------------
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $45 BILLION AS OF OCTOBER 31, 2003
     ---------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Science & Technology Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

                                                                 13 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund commenced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

       OVER/UNDER PERFORMANCE           ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX         (IN BASIS POINTS AS A PERCENTAGE
         (IN BASIS POINTS) 1       OF THE FUND'S AVERAGE NET ASSETS)
     --------------------------------------------------------------------
         +/- 100 to 400                           +/- 4
         +/- 401 to 700                           +/- 5
       +/- 701 and greater                        +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     For the most recent fiscal year, the performance adjustment increased the base management fee by 0.05%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into an Investment  Subadvisory  Agreement with  Wellington
     Management,   under  which  Wellington   Management   provides   day-to-day
     discretionary management of the Fund's

USAA Science & Technology Fund - 14

--------------------------------------------------------------------------------

     assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

     Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment-counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington
     Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2003, Wellington Management had approximately $353 billion in assets.

     Wellington Management is compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGERS

     The Fund is managed by teams of senior investment professionals with Joseph
     H. Schwartz acting as portfolio coordinator for the science sector portion of the Fund and Scott Simpson acting as portfolio coordinator for the technology sector portion of the Fund.

     SCIENCE SECTOR

     Joseph H. Schwartz, senior vice president, joined Wellington Management in 1983. Mr. Schwartz is a portfolio manager and an analyst in the Global Industry Research Group. He focuses on the medical technology sector. He received his BA in economics from St. John's University in 1970 and an MBA from St. John's University in 1972. He holds the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society, the Health Care Analysts of Boston, and the Institute of Chartered Financial Analysts.

                                                                 15 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

     TECHNOLOGY SECTOR

     Scott Simpson, senior vice president, joined Wellington Management in 1995. Mr. Simpson is a portfolio manager and an analyst in the Global Industry Research Group. He focuses on the computer software sector and all aspects of the Internet, including online services, media, and software companies. He received his BBA from the University of Michigan in 1990 and an MBA from Harvard Business School in 1995.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. In this connection, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USAA Science & Technology Fund - 16

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     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES

                                                                 17 - Prospectus
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USAA SCIENCE & TECHNOLOGY FUND
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     WILL BECOME PART OF YOUR USAA BROKERAGE  ACCOUNT AND WILL BE SUBJECT TO THE
     POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See "TAXES" on page 29 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with broker-dealers and sub-transfer agents (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an

USAA Science & Technology Fund - 18

--------------------------------------------------------------------------------

     order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 per transaction minimum, per account.

     INVESTART(R)

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

                                                                 19 - Prospectus
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USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

     HOW TO PURCHASE BY...

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

USAA Science & Technology Fund - 20

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     BANK WIRE

     * To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

     PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 1-800-531-8343
     (IN SAN ANTONIO, 456-7214)

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

                                                                 21 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

USAA Science & Technology Fund - 22

--------------------------------------------------------------------------------

     *  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

     * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

     * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/ other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

     USAA BROKERAGE SERVICES

     * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

                                                                 23 - Prospectus
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USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     FUND RIGHTS

     The Fund reserves the right to:

     * reject or restrict purchase or exchange orders when in the best interest of the Fund

     * limit or discontinue the offering of shares of the Fund without notice to the shareholders

     *  calculate the NAV per share on a business day that the NYSE is closed

     * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Directors and the required notice has been given to shareholders

     * require a signature guarantee for transactions or changes in account information in those instances where the appropri-

USAA Science & Technology Fund - 24

--------------------------------------------------------------------------------

        ateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

     *  redeem an account with less than ten shares, with certain limitations

     * restrict or liquidate an account when necessary or appropriate to comply with federal law


EXCHANGES

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

                                                                 25 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

     The Fund has undertaken certain procedures regarding telephone transactions as described on page 23.

     EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE, which is usually 4 p.m. Eastern Time, each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.


     -------------------------------------------------------------
                                    TOTAL ASSETS - LIABILITIES
     [ARROW]  NAV PER SHARE    =   -----------------------------
                                         NUMBER OF SHARES
                                            OUTSTANDING
     -------------------------------------------------------------

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities

USAA Science & Technology Fund - 26

--------------------------------------------------------------------------------

     exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Board of Directors has approved the use of a fair value pricing service to provide fair value adjustments to assist us with the fair value pricing of the Fund's foreign securities.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued on the basis of last sale prices.

                                                                 27 - Prospectus
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USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

USAA Science & Technology Fund - 28

--------------------------------------------------------------------------------

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. Under recently enacted tax laws, a 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges between May 6, 2003, and March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of those dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

                                                                 29 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

     WITHHOLDING

     Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

     *  underreports dividend or interest income or

     *  fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

USAA Science & Technology Fund - 30

--------------------------------------------------------------------------------

     ELECTRONIC DELIVERY

     For your convenience, log on to USAA.COM and sign up to receive your statements, confirms, financial reports, and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal year ended July 31, 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1998, through July 31, 2001, was audited by another independent public accounting firm.

                                                                 31 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                        YEAR ENDED JULY 31,
                     -----------------------------------------------------------
                        2003        2002         2001      2000        1999
                     -----------------------------------------------------------
Net asset value
  at beginning of
  period             $    6.22   $   10.73   $   21.06   $   15.18   $  11.17
                     -----------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment loss     (.09)a      (.13)a      (.16)a      (.13)a      (.06)a
  Net realized and
    unrealized gain
    (loss)                1.59a      (4.38)a    (10.17)a      6.26a       4.07a
                     -----------------------------------------------------------
Total from investment
  operations              1.50a      (4.51)a    (10.33)a      6.13a       4.01a
                     -----------------------------------------------------------
Less distributions:
  From realized
    capital gains         -           -           -           (.17)        -
  From return of
    capital               -           -           -           (.08)        -
                     -----------------------------------------------------------
Total distributions       -           -           -           (.25)        -
                     -----------------------------------------------------------
Net asset value at
  end of period      $    7.72   $    6.22   $   10.73   $   21.06   $   15.18
                     ===========================================================
Total return (%) *       24.12      (42.03)     (49.03)      40.73       35.90

Net assets at end of
  period (000)       $ 291,021   $ 218,752   $ 368,832   $ 624,528   $ 257,992

Ratio of expenses
  to average net
  assets (%) **           2.03b       1.79b       1.31b       1.22        1.33

Ratio of net
  investment loss
  to average net
  assets (%) **          (1.45)      (1.48)      (1.05)       (.65)       (.47)

Portfolio turnover (%)  119.07      107.55       57.45       69.21       44.39

* Assumes reinvestment of all realized capital gains and other distributions during the period.

**  For the year ended July 31, 2003, average net assets were $232,429,000.

a Calculated using average shares. For year ended July 31, 2003, average shares were 36,104,000.

b Reflects total expenses excluding any fee offset arrangements, which decreased the Fund's expense ratios as follows:
                          (.05)%      -           (.01)%      n/a         n/a

USAA Science & Technology Fund - 32

                                   APPENDIX A
--------------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE SCIENCE & TECHNOLOGY FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE
INVESTED:


     AMERICAN DEPOSITARY RECEIPTS (ADRS)

     The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     CONVERTIBLE SECURITIES

     The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

     FORWARD CURRENCY CONTRACTS

     The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

                                                                 33 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     FUTURES AND OPTIONS

     Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

     ASSET COVERAGE

     The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts.

     GLOBAL DEPOSITARY RECEIPTS (GDRS)

     The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     LENDING OF SECURITIES

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-

USAA Science & Technology Fund - 34

--------------------------------------------------------------------------------

     term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

     MONEY MARKET INSTRUMENTS

     The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

     OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

     ADDITIONAL  INFORMATION  ABOUT  THE  FUND'S  INVESTMENT  POLICIES  AND  THE
     SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 35 - Prospectus

                                     NOTES

USAA Science & Technology Fund - 36

                                     NOTES

                                                                 37 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

     If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Science & Technology Fund - 38

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825


                        CUSTODIAN      State Street Bank and Trust Company
                                       P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.


                      FOR ACCOUNT      1-800-531-8448 (in San Antonio, 456-7202)
         SERVICING, EXCHANGES, OR
                      REDEMPTIONS


                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      1-800-531-8066 (in San Antonio, 498-8066)


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       1-800-531-8777 (IN SAN ANTONIO, 498-8777)

                  INTERNET ACCESS      USAA.COM


Investment Company Act File No. 811-2429

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

------------------------------------------------------------------------------

[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES



30227-1203                                  (C)2003, USAA. All rights reserved.

                                     Part A



                               Prospectus for the
                            First Start Growth Fund
                               is included herein

[USAA EAGLE LOGO (R)]


                   USAA  FIRST START
                               GROWTH FUND


                   USAA
            INVESTMENTS

                                  [GRAPHIC OMITTED]

             ONE OF THE
            USAA FAMILY
             OF NO-LOAD
           MUTUAL FUNDS

                         P  R  O  S  P  E  C  T  U  S

--------------------------------------------------------------------------------


       DECEMBER 1, 2003  The  USAA  First  Start  Growth  Fund  is  designed  to stimulate interest in long-term investing by young people. It is part of USAA First Start, a money management plan for young people.

                         As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

     WHAT IS THE FUND'S INVESTMENT OBJECTIVE
     AND MAIN STRATEGY?                                          3

     WHAT ARE THE MAIN RISKS OF INVESTING
     IN THIS FUND?                                               3

     COULD THE VALUE OF YOUR INVESTMENT
     IN THIS FUND FLUCTUATE?                                     4

     FEES AND EXPENSES                                           8

     FUND INVESTMENTS                                           10

     FUND MANAGEMENT                                            13

     USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM                17

     HOW TO INVEST                                              17

     HOW TO REDEEM                                              22

     IMPORTANT INFORMATION ABOUT PURCHASES
     AND REDEMPTIONS                                            24

     EXCHANGES                                                  25

     SHAREHOLDER INFORMATION                                    26

     FINANCIAL HIGHLIGHTS                                       31

     APPENDIX A                                                 33

     ADDITIONAL FUND INFORMATION                                38


USAA First Start Growth Fund - 2

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND MAIN STRATEGY?

     The Fund's investment objective is long-term capital appreciation. We are the Fund's investment adviser. We have retained Marsico Capital Management, LLC (Marsico) to serve as subadviser of the Fund. Marsico is responsible for investing the Fund's assets. The Fund's strategy to achieve its objective is to invest primarily in equity securities of companies that provide goods or services Marsico believes are familiar to young people.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 10 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?

     The primary risks of investing in this Fund are stock market risk and management risk.

     * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

     * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

     Another risk described later in the prospectus is the risk of investing in foreign securities.


                                                                  3 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

     As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE IN A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

USAA First Start Growth Fund - 4

--------------------------------------------------------------------------------

[BAR CHART]
                    CALENDAR YEAR        TOTAL RETURN
                         1998*               40.96%
                         1999                21.83%
                         2000               -16.41%
                         2001               -32.60%
                         2002               -29.65%

                    *FUND BEGAN OPERATIONS ON AUGUST 1, 1997.


                          NINE-MONTH YTD TOTAL RETURN
                                19.73% (9/30/03)

     BEST QUARTER**                                     WORST QUARTER**
     30.12% 4th Qtr. 1998                         -30.57% 3rd Qtr. 2001

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned Fund shares during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

                                                                 5 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the next page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to June 28, 2002, which is the date on which Marsico assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

USAA First Start Growth Fund - 6

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                   SINCE
                                                                 INCEPTION
                              PAST 1 YEAR       PAST 5 YEARS       8/1/97
--------------------------------------------------------------------------------
Return Before Taxes              -29.65%           -7.47%          -6.95%
Return After Taxes
on Distributions                 -29.65%           -7.55%          -7.02%
Return After Taxes
on Distributions
and Sale of Fund Shares          -18.21%           -5.79%          -5.38%
--------------------------------------------------------------------------------

Russell 1000(R)Growth Index*
(reflects no deduction for fees,
expenses, or taxes)              -27.88%           -3.84%          -3.50%+

--------------------------------------------------------------------------------
Lipper Large-Cap Growth
Funds Index** (reflects no
deduction for taxes)             -28.11%           -4.16%          -3.88%+
--------------------------------------------------------------------------------

* The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

** The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.

+ The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated with a commencement date of July 31, 1997, while the Fund's inception date is August 1, 1997. There may be a slight variation in the comparative performance numbers due to this difference.

                                                                 7 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and return information for this Fund through our USAA.COM web site once you have established Internet access. See page 20 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code. Additionally, you may find the most current price of your

     Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     -------------------------------------------------
     [ARROW]  FUND NUMBER       32

     [ARROW]  TICKER SYMBOL     UFSGX

     [ARROW]  NEWSPAPER SYMBOL  FStrtGr
     --------------------------------------------------

FEES AND EXPENSES

     This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic

USAA First Start Growth Fund - 8

--------------------------------------------------------------------------------

     wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or credits from fee offset arrangements, during the past fiscal year ended July 31, 2003, and are calculated as a percentage of average net assets (ANA).

   MANAGEMENT        DISTRIBUTION          OTHER            TOTAL ANNUAL
      FEES           (12B-1) FEES         EXPENSES       OPERATING EXPENSES
--------------------------------------------------------------------------------
      .70%a             None               2.47%              3.17%b,c

  a A performance fee adjustment decreased the base management fee of 0.75% by 0.05% for the most recent fiscal year.

  b Through fee offset arrangements with certain of the Fund's service providers, realized credits if any are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding fee offset arrangements. For the fiscal year ended July 31, 2003, these fee offset arrangements decreased the total annual operating expense ratio by 0.03%.

  c We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.45% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                    Actual Total Annual
         Total Annual                                Operating Expenses
          Operating             Reimbursement             After
          Expenses                From IMCO            Reimbursement
     ---------------------------------------------------------------------
           3.17%                    1.72%                  1.45%


     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

                                                                 9 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

     EXAMPLE OF EFFECT OF FUND'S OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

         1 YEAR         3 YEARS          5 YEARS            10 YEARS
     --------------------------------------------------------------------
          $320           $977             $1,659             $3,476


FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal strategy is the investment of its assets primarily in equity securities of companies providing goods or services Marsico believes are familiar to young people. The term "equity securities" is generally used to include common stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     The Fund was designed as part of a program to stimulate interest in long-term investing by young people. Shareholders of the Fund may give suggestions about the types of companies they would like to be considered for investment by the Fund. Shareholders may also suggest the investment topics or the names of stocks they would like featured in the Fund's communications to shareholders.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments.


USAA First Start Growth Fund - 10

--------------------------------------------------------------------------------

     This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

                                                                 11 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     [ARROW] IN WHAT INDUSTRIES WILL THE FUND'S ASSETS BE INVESTED?

     Marsico will invest in many different industries. The Fund is not a "sector" fund that focuses its investments in a specific industry or sector of the economy. Marsico believes that goods or services which are likely to be familiar to young investors are provided by companies engaged in many different types of industries. Marsico believes that the flexibility to select equity securities of companies across a broad universe of industries maximizes the opportunity to find attractive investments as Marsico pursues the Fund's objective of long-term capital appreciation.

     [ARROW] ARE THE FUND'S ASSETS PROHIBITED FROM BEING INVESTED IN ANY SPECIFIC INDUSTRIES?

     Yes. Marsico will not invest in companies whose primary line of business is the production of tobacco products or alcoholic beverages. Investments in firms primarily focused on gaming activities are also prohibited.

     [ARROW] WHAT SPECIAL SERVICES ARE PROVIDED TO SHAREHOLDERS IN THIS FUND?

     In addition to providing an investment opportunity for long-term capital appreciation, shareholders will receive educational information targeted to young people about the basic concepts of saving and investing.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     Marsico uses an approach that combines "top-down" analysis of economic and social trends with "bottom-up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most

USAA First Start Growth Fund - 12

--------------------------------------------------------------------------------

     attractive global investment opportunities, industry consolidation, and other economic and social trends.

     Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (E.G., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called bottom-up stock selection.

     Marsico may also invest through initial public offerings. Marsico may reduce or sell the Fund's investments in companies if their stock prices appreciate excessively in relation to fundamental prospects. Companies will also be sold if they fail to realize their growth potential or if there are more attractive opportunities elsewhere.

     For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 33.


FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     -------------------------------------------------------------
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $45 BILLION AS OF OCTOBER 31, 2003
     -------------------------------------------------------------


                                                                 13 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund commenced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of

USAA First Start Growth Fund - 14

--------------------------------------------------------------------------------

     which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

       OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX           (IN BASIS POINTS AS A PERCENTAGE
        (IN BASIS POINTS) 1           OF THE FUND'S AVERAGE NET ASSETS)
     --------------------------------------------------------------------
         +/- 100 to 400                            +/- 4
         +/- 401 to 700                            +/- 5
       +/- 701 and greater                         +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     For the most recent fiscal year, the performance adjustment decreased the base management fee by 0.05%.

     We have agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.45% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. As a result of reimbursements and the performance adjustment made to the Fund for the fiscal year ended July 31, 2003, we did not receive any management fees.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into an Investment Subadvisory Agreement with Marsico, under which Marsico provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

     Marsico is located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect

                                                                 15 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

     subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for individuals, corporations, charities, and retirement plans. As of September 30, 2003, Marsico had approximately $24.4 billion in total assets under management.

     Marsico is compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGER

     Thomas F. Marsico, chief executive officer of Marsico, is primarily responsible for the day-to-day management of the Fund. Mr. Marsico has more than 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico in 1997, Mr. Marsico was an executive vice president of the Janus Investment Fund from 1990 to 1997 and served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He also served in the same capacity for the Janus Growth & Income Fund from May 31, 1991 (inception date) through August 11, 1997.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. In this connection, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USAA First Start Growth Fund - 16

--------------------------------------------------------------------------------

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial

                                                                 17 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

     account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See "TAXES" on page 29 for additional tax information.


USAA First Start Growth Fund - 18

--------------------------------------------------------------------------------

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with broker-dealers and sub-transfer agents (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

                                                                 19 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $20 per transaction minimum, per account.

     INVESTART(R)

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $20 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY...

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

USAA First Start Growth Fund - 20

--------------------------------------------------------------------------------

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  Registered or Express Mail:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

     PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family

                                                                 21 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

        of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 1-800-531-8343
     (IN SAN ANTONIO, 456-7214)

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST

USAA First Start Growth Fund - 22

--------------------------------------------------------------------------------

     RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

     * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

     * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the

                                                                 23 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

     name(s) on the account registration, and (3) Social Security/ other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

     USAA BROKERAGE SERVICES

     * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     FUND RIGHTS

     The Fund reserves the right to:

     * reject or restrict purchase or exchange orders when in the best interest of the Fund

     * limit or discontinue the offering of shares of the Fund without notice to the shareholders

USAA First Start Growth Fund - 24

--------------------------------------------------------------------------------

     *  calculate the NAV per share on a business day that the NYSE is closed

     * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Directors and the required notice has been given to shareholders

     * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

     *  redeem an account with less than ten shares, with certain limitations

     * restrict or liquidate an account when necessary or appropriate to comply with federal law

EXCHANGES

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange

                                                                 25 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

     between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The Fund has undertaken certain procedures regarding telephone transactions as described on page 23.

     EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge.

USAA First Start Growth Fund - 26

--------------------------------------------------------------------------------

     The Fund's NAV per share is calculated as of the close of the NYSE, which is usually 4 p.m. Eastern Time, each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     -------------------------------------------------------------
                                    TOTAL ASSETS - LIABILITIES
     [ARROW]  NAV PER SHARE    =   -----------------------------
                                         NUMBER OF SHARES
                                            OUTSTANDING
     -------------------------------------------------------------

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will con-

                                                                 27 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

     sider sider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Board of Directors has approved the use of a fair value pricing service to provide fair value adjustments to assist us with the fair value pricing of the Fund's foreign securities.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-

USAA First Start Growth Fund - 28

--------------------------------------------------------------------------------

     distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. Under recently enacted tax laws, a 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges between May 6, 2003, and March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

                                                                 29 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of those dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

     *  underreports dividend or interest income or

     *  fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

USAA First Start Growth Fund - 30

--------------------------------------------------------------------------------

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     For your convenience, log on to USAA.COM and sign up to receive your statements, confirms, financial reports, and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal year ended July 31, 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1998, through July 31, 2001, was audited by another independent public accounting firm.

                                                                 31 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

                                         Year Ended July 31,
                             ---------------------------------------------------
                              2003       2002      2001       2000      1999
                             ---------------------------------------------------
Net asset value at
  beginning of period        $   7.04  $  10.87  $  17.17   $  15.44  $  12.27
                             ---------------------------------------------------
Income (loss) from investment
  operations:
  Net investment loss            (.05)a    (.07)a    (.16)a     (.15)a    (.07)a
  Net realized and
    unrealized gain (loss)        .88a    (3.76)a   (6.14)a     1.94a     3.32a
                             ---------------------------------------------------
Total from investment
  operations                      .83a    (3.83)a   (6.30)a     1.79a     3.25a
                             ---------------------------------------------------
Less distributions:
  From realized capital gains     -         -         -         (.06)     (.08)
                             ---------------------------------------------------
Net asset value
  at end of period           $   7.87  $   7.04  $  10.87   $  17.17  $  15.44
                             ===================================================
Total return (%)*               11.79    (35.23)   (36.66)     11.58     26.81

Net assets at end of
  period (000)               $166,096  $129,167  $185,843   $248,990  $155,802

Ratio of expenses to
  average net assets (%)**       1.45b,c   1.45b,c   1.65b,c    1.65c    1.65c

Ratio of expenses
  to average net
  assets, excluding
  reimbursements (%)**           3.17b     3.02b     2.18b      1.95      1.87

Ratio of net investment
  loss to average
  net assets (%)**               (.66)     (.75)    (1.17)      (.92)     (.50)

Portfolio turnover (%)         118.90    158.95     59.27      52.58     26.64

* Assumes reinvestment of all realized capital gain distributions during the period.

**   For the year ended July 31, 2003, average net assets were $138,617,000.

a Calculated using average shares. For the year ended July 31, 2003, average shares were 19,689,000.

b Reflects total expenses excluding any fee offset arrangements, which decreased the Fund's expense ratios as follows:
                                 (.03)%     -         -         n/a       n/a

c Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.45% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.65%.


USAA First Start Growth Fund - 32

                                   APPENDIX A
--------------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE FIRST START GROWTH FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:


     AMERICAN DEPOSITARY RECEIPTS (ADRS)

     The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     CONVERTIBLE SECURITIES

     The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

     FORWARD CURRENCY CONTRACTS

     The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

                                                                33 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     FUTURES AND OPTIONS

     Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

     ASSET COVERAGE

     The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts.

     GLOBAL DEPOSITARY RECEIPTS (GDRS)

     The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     LENDING OF SECURITIES

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-

USAA First Start Growth Fund - 34

--------------------------------------------------------------------------------

     term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

     MONEY MARKET INSTRUMENTS

     The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

     OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

     ADDITIONAL  INFORMATION  ABOUT  THE  FUND'S  INVESTMENT  POLICIES  AND  THE
     SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 35 - Prospectus

                                     NOTES

USAA First Start Growth Fund - 36

                                     NOTES
                                                                 37 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

     If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA First Start Growth Fund - 38

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825


                        CUSTODIAN      State Street Bank and Trust Company
                                       P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.


                      FOR ACCOUNT      1-800-531-8448 (in San Antonio, 456-7202)
         SERVICING, EXCHANGES, OR
                      REDEMPTIONS


                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      1-800-531-8066 (in San Antonio, 498-8066)


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       1-800-531-8777 (IN SAN ANTONIO, 498-8777)

                  INTERNET ACCESS      USAA.COM


Investment Company Act File No. 811-2429

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

------------------------------------------------------------------------------

[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES


30228-1203                                  (C)2003, USAA. All rights reserved.

                                     Part A



                               Prospectus for the
                          Intermediate-Term Bond Fund
                               is included herein

[USAA EAGLE LOGO (R)]


                  USAA  INTERMEDIATE-TERM
                            BOND FUND

                  USAA
           INVESTMENTS

                              [GRAPHIC OMITTED]

            ONE OF THE
           USAA FAMILY
            OF NO-LOAD
          MUTUAL FUNDS


                         P  R  O  S  P  E  C  T  U  S

--------------------------------------------------------------------------------

      DECEMBER 1, 2003   As with other mutual funds, the Securities and Exchange
                         Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


     WHAT IS THE FUND'S INVESTMENT OBJECTIVE
     AND MAIN STRATEGY?                                           3

     WHAT ARE THE MAIN RISKS OF INVESTING
     IN THIS FUND?                                                3

     COULD THE VALUE OF YOUR INVESTMENT
     IN THIS FUND FLUCTUATE?                                      5

     FEES AND EXPENSES                                            9

     FUND INVESTMENTS                                            10

     FUND MANAGEMENT                                             15

     USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM                 17

     HOW TO INVEST                                               18

     HOW TO REDEEM                                               22

     IMPORTANT INFORMATION ABOUT PURCHASES
     AND REDEMPTIONS                                             24

     EXCHANGES                                                   26

     SHAREHOLDER INFORMATION                                     27

     FINANCIAL HIGHLIGHTS                                        31

     APPENDIX A                                                  33

     ADDITIONAL FUND INFORMATION                                 46


USAA Intermediate-Term Bond - 2

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND MAIN STRATEGY?

     The Fund's investment objective is high current income without undue risk to principal. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in a broad range of investment-grade debt securities. We will maintain a dollar-weighted average portfolio maturity between three to ten years.

     The Fund's Board of Directors may change the Fund's investment objective without shareholder approval.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 10 for more information.


WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?

     The primary risks of investing in this Fund are credit risk, interest rate risk, prepayment risk, and management risk.

     * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

     * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

        IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

                                                                  3 - Prospectus

USAA INTERMEDIATE-TERM BOND
--------------------------------------------------------------------------------

        IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     * PREPAYMENT RISK involves the possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund.

     * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

     Other risks of the Fund described later in the prospectus are the risks of investing in debt securities of real estate investment trusts (REITs) and mortgage-backed securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac, Fannie Mae, or the Federal Home Loan Banks (FHLBs), which are supported only by the credit of the issue agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

USAA Intermediate-Term Bond - 4

--------------------------------------------------------------------------------

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE IN A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

                                                                  5 - Prospectus

USAA INTERMEDIATE-TERM BOND
--------------------------------------------------------------------------------

[BAR CHART]

               CALENDAR YEAR            TOTAL RETURN
                    2000*                    9.01%
                    2001                     8.39%
                    2002                     5.76%

              * FUND BEGAN OPERATIONS ON AUGUST 2, 1999.


                          NINE-MONTH YTD TOTAL RETURN
                                7.08% (9/30/03)

         BEST QUARTER**                           WORST QUARTER**
         5.12% 3rd Qtr. 2001                 -2.17% 4th Qtr. 2001

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned Fund shares during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher


USAA Intermediate-Term Bond - 6

--------------------------------------------------------------------------------

     than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                              SINCE
                                                            INCEPTION
                                    PAST 1 YEAR               8/2/99
--------------------------------------------------------------------------------
Return Before Taxes                     5.76%                 7.29%

Return After Taxes on Distributions     3.27%                 4.46%

Return After Taxes on Distributions
and Sale of Fund Shares                 3.48%                 4.42%
--------------------------------------------------------------------------------

Lehman Brothers U.S. Aggregate Bond
Index* (reflects no deduction for fees,
expenses, or taxes)                    10.25%                 9.13%+

--------------------------------------------------------------------------------
Lipper Intermediate Investment Grade
Funds Index** (reflects no deduction
for taxes)                              8.29%                 8.13%+
--------------------------------------------------------------------------------

  * The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

  ** The Lipper Intermediate Investment Grade Funds Index tracks the total return performance of the 30 largest funds within the Lipper Intermediate Investment Grade Debt Funds category. This category includes funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

  + The performance of the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Funds Index is calculated with a commencement date of July 31, 1999, while the Fund's inception date is August 2, 1999. There may be a slight variation in the comparative performance numbers due to this difference.

                                                                  7 - Prospectus

USAA INTERMEDIATE-TERM BOND
--------------------------------------------------------------------------------

     YIELD

     All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2002, was 5.96%.

     ---------------------------------------------------------------------------
     [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT  INCOME OF THE FUND DURING A
             SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.
     ---------------------------------------------------------------------------


     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and return information for this Fund, through our USAA.COM web site once you have established Internet access. See page 20 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ----------------------------------------------
     [ARROW]       FUND NUMBER       30

     [ARROW]       TICKER SYMBOL     USIBX

     [ARROW]       NEWSPAPER SYMBOL  InTerBd
     ----------------------------------------------

USAA Intermediate-Term Bond - 8

--------------------------------------------------------------------------------

FEES AND EXPENSES

     This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or credits from fee offset arrangements, during the past fiscal year ended July 31, 2003, and are calculated as a percentage of average net assets (ANA).

      MANAGEMENT        DISTRIBUTION        OTHER           TOTAL ANNUAL
         FEES           (12B-1) FEES       EXPENSES       OPERATING EXPENSES
--------------------------------------------------------------------------------
         .32%a               None            .40%               .72%b,c

 a A performance fee adjustment decreased the base management fee of 0.37% by 0.05% for the most recent fiscal year.

 b Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding fee offset arrangements, which did not affect the expense ratio for the most recent fiscal year.

 c We have voluntarily agreed to limit the Fund's annual operating expenses to 0.65% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                  Actual Total Annual
               Total Annual                       Operating Expenses
               Operating         Reimbursement          After
                Expenses           From IMCO        Reimbursement
          ---------------------------------------------------------------
                  .72%               .07%               .65%

                                                                  9 - Prospectus

USAA INTERMEDIATE-TERM BOND
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

         1 YEAR      3 YEARS      5 YEARS      10 YEARS
     ------------------------------------------------------
           $74         $230         $401         $894


FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to normally invest at least 80% of its assets in U.S. dollar-denominated debt securities. These debt securities must be investment grade at the time of purchase. We will maintain a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY between three and ten years.

     ---------------------------------------------------------------------------
     [ARROW] DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
     ---------------------------------------------------------------------------

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments.

USAA Intermediate-Term Bond - 10

--------------------------------------------------------------------------------

     This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT TYPES OF DEBT SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

     The Fund's portfolio may consist of, among other securities, any of the following:

     * obligations of the U.S. government, its agencies and instrumentalities, and repurchase agreements collateralized by such obligations

     *  mortgage-backed securities

     *  asset-backed securities

     *  corporate debt securities such as notes, bonds, and commercial paper

     *  debt securities of real estate investment trusts (REITs)

     * U.S. bank or foreign bank obligations, including certificates of deposit and banker's acceptances

     * obligations of state and local governments and their agencies and instrumentalities

     *  master demand notes

     *  Eurodollar obligations

     *  Yankee obligations

     *  collateralized mortgage obligations (CMOs)

     *  commercial mortgage-backed securities (CMBSs)

     *  CMBS interest only securities (CMBS IOs)

     *  treasury inflation-protected securities (TIPS)

     *  variable- and floating-rate securities

     *  variable rate-demand notes

     *  synthetic instruments

     *  other debt securities

                                                                 11 - Prospectus

USAA INTERMEDIATE-TERM BOND
--------------------------------------------------------------------------------

     For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 33.

     [ARROW] WHAT ARE CONSIDERED INVESTMENT-GRADE SECURITIES?

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by the following rating agencies:

                                LONG-TERM                SHORT-TERM
     RATING AGENCY           DEBT SECURITIES           DEBT SECURITIES
     ---------------------------------------------------------------------------
     Moody's Investors                                  At least Prime-3
     Service                 At least Baa 3             or MIG3/VMIG3

     Standard  & Poor's                                 At least  A-3
     Ratings  Group          At least BBB-              or SP-2

     Fitch Ratings           At least BBB-              At least F3

     Dominion Bond
     Rating Service          At least BBB low           At least R-2 low


     If unrated by these agencies, we must determine that the securities are of equivalent investment quality.

     You will find a complete description of the above debt ratings in the Fund's statement of additional information.

     [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED BELOW INVESTMENT GRADE?

     We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Directors.

USAA Intermediate-Term Bond - 12

--------------------------------------------------------------------------------

     CREDIT RISK. The debt securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that a borrower will fail to make timely payments of interest or principal on the debt security. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES). While mortgage-backed securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issue agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

                                                                 13 - Prospectus

USAA INTERMEDIATE-TERM BOND
--------------------------------------------------------------------------------

     PREPAYMENT RISK. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

     MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     REITS. Investing in debt securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund is also subject to credit risk.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

USAA Intermediate-Term Bond - 14

--------------------------------------------------------------------------------

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     ---------------------------------------------------------
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $45 BILLION AS OF OCTOBER 31, 2003
     ---------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Directors.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Intermediate Investment Grade Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) of that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average net assets in excess of $100 million. The base fee for the fiscal year ended July 31, 2003, was equal to 0.37% of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund commenced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the

                                                                15 - Prospectus

USAA INTERMEDIATE-TERM BOND
--------------------------------------------------------------------------------

     performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

         OVER/UNDER PERFORMANCE              ANNUAL ADJUSTMENT RATE
          RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
           (IN BASIS POINTS) 1          OF THE FUND'S AVERAGE NET ASSETS)
     -------------------------------------------------------------------------
         +/- 20 to 50                                  +/- 4
         +/- 51 to 100                                 +/- 5
       +/- 101 and greater                             +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     For the most recent fiscal year, the performance adjustment decreased the base management fee by 0.05%.

     We have agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 0.65% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2003, including the performance adjustment and reimbursements to the Fund, was equal to 0.25% of average net assets.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

USAA Intermediate-Term Bond - 16

--------------------------------------------------------------------------------

     PORTFOLIO MANAGER

     R. Matthew Freund, CFA, assistant vice president of Fixed Income Investments, has managed the Fund since May 2000. Mr. Freund has 14 years of investment management experience and has worked for us for nine years. He earned the Chartered Financial Analyst designation in 1992 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA from Indiana University and a BA from Franklin & Marshall College.


USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

                                                                17 - Prospectus

USAA INTERMEDIATE-TERM BOND
--------------------------------------------------------------------------------

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy

USAA Intermediate-Term Bond - 18

--------------------------------------------------------------------------------

     or  sell  shares  of  the  Fund  through  a  broker  or  other   investment
     professional.   For  more  information  on  these  fees,  check  with  your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See "TAXES" on page 29 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with broker-dealers and sub-transfer agents (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

                                                                19 - Prospectus

USAA INTERMEDIATE-TERM BOND
--------------------------------------------------------------------------------

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     INVESTART(R)

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA Intermediate-Term Bond - 20

--------------------------------------------------------------------------------

     MAIL

     *  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

                                                                 21 - Prospectus

USAA INTERMEDIATE-TERM BOND
--------------------------------------------------------------------------------

     PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 1-800-531-8343
     (IN SAN ANTONIO, 456-7214)

        To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.


HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has

USAA Intermediate-Term Bond - 22

--------------------------------------------------------------------------------

     cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

                 REGULAR MAIL:
                 USAA Investment Management Company
                 P. O. Box 659453
                 San Antonio, TX 78265-9825

                 REGISTERED OR EXPRESS MAIL:
                 USAA Investment Management Company
                 9800 Fredericksburg Road
                 San Antonio, TX 78240

     * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

                                                                 23 - Prospectus

USAA INTERMEDIATE-TERM BOND
--------------------------------------------------------------------------------

     * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

     * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/ other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

     USAA BROKERAGE SERVICES

     * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act

USAA Intermediate-Term Bond - 24

--------------------------------------------------------------------------------

     (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     FUND RIGHTS

     The Fund reserves the right to:

     * reject or restrict purchase or exchange orders when in the best interest of the Fund

     * limit or discontinue the offering of shares of the Fund without notice to the shareholders

     *  calculate the NAV per share on a business day that the NYSE is closed

     * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Directors and the required notice has been given to shareholders

     * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

     *  redeem an account with less than ten shares, with certain limitations

     * restrict or liquidate an account when necessary or appropriate to comply with federal law

                                                                 25 - Prospectus

USAA INTERMEDIATE-TERM BOND
--------------------------------------------------------------------------------

EXCHANGES

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The Fund has undertaken certain procedures regarding telephone transactions as described on page 24.

     EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-


USAA Intermediate-Term Bond - 26

--------------------------------------------------------------------------------

     Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE, which is usually 4 p.m. Eastern Time, each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     -------------------------------------------------------------
                                    TOTAL ASSETS - LIABILITIES
     [ARROW]  NAV PER SHARE    =   -----------------------------
                                         NUMBER OF SHARES
                                            OUTSTANDING
     -------------------------------------------------------------

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not read-

                                                                 27 - Prospectus

USAA INTERMEDIATE-TERM BOND
--------------------------------------------------------------------------------

     ily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Distributions from the Fund's net investment income are accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. Ordinarily, any net realized capital gain distribution will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

USAA Intermediate-Term Bond - 28

--------------------------------------------------------------------------------

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares in the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. Under recently enacted tax laws, a 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges between May 6, 2003, and March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are sub-

                                                                 29 - Prospectus

USAA INTERMEDIATE-TERM BOND
--------------------------------------------------------------------------------

     ject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:


     *  underreports dividend or interest income or

     *  fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

USAA Intermediate-Term Bond - 30

--------------------------------------------------------------------------------

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     For your convenience, log on to USAA.COM and sign up to receive your statements, confirms, financial reports, and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal year ended July 31, 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund from inception through July 31, 2001, was audited by another independent public accounting firm.

                                                                 31 - Prospectus

USAA INTERMEDIATE-TERM BOND
--------------------------------------------------------------------------------

                                                                  PERIOD ENDED
                                 YEAR ENDED JULY 31,                JULY 31,
                         -------------------------------------------------------
                            2003          2002          2001          2000*
                         -------------------------------------------------------

Net asset value at
  beginning of period    $    9.76     $   10.41     $    9.82      $  10.00
                         -------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income        .54           .67b          .72           .72
  Net realized and
    unrealized gain (loss)     .39          (.65)b         .59          (.18)
                         -------------------------------------------------------
Total from investment
  operations                   .93           .02          1.31           .54
                         -------------------------------------------------------
Less distributions:
  From net investment income  (.54)         (.67)         (.72)         (.72)

Net asset value
  at end of period       $   10.15     $    9.76     $   10.41     $    9.82
                         =======================================================
Total return (%) **           9.67           .09         13.92          5.56

Net assets at end of
  period (000)           $ 218,691     $ 194,897     $ 136,478      $ 63,872

Ratio of expenses to
  average net assets (%) ***   .65a,c        .65a,c        .65a,c        .65c

Ratio of expenses
  to average net
  assets, excluding
  reimbursements (%) ***       .72a          .78a          .76a         1.03

Ratio of net investment
  income to average
  net assets (%) ***          5.31          6.55b         7.08          7.37

Portfolio turnover (%)       97.15         62.62         24.42          8.60

*    Fund commenced operations on August 2, 1999.

** Assumes reinvestment of all net investment income distributions during the period.

***  For the year ended July 31, 2003, average net assets were $208,608,000.

a Reflects total expenses excluding any fee offset arrangements, which had no impact on the Fund's expense ratios.

b In 2001, a change in amortization method was made as required by an accounting pronouncement, which had no impact on these ratios.

c Effective August 2, 1999, the Manager voluntarily agreed to limit the annual expenses of the Fund to 0.65% of the Fund's average net assets.

USAA Intermediate-Term Bond - 32

                                   APPENDIX A
--------------------------------------------------------------------------------

THE  FOLLOWING  ARE   DESCRIPTIONS  OF  CERTAIN   INVESTMENT   POLICIES  OF  THE
INTERMEDIATE-TERM BOND FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:


     ASSET-BACKED SECURITIES

     The Fund's assets may be invested in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

     On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

     The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

                                                                 33 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     EURODOLLAR AND YANKEE OBLIGATIONS

     A portion of the Fund's assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

     FUTURES AND OPTIONS

     Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

     LENDING OF SECURITIES

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).


USAA Intermediate-Term Bond - 34

                                   APPENDIX A
--------------------------------------------------------------------------------

     MASTER DEMAND NOTES

     The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

     MORTGAGE-BACKED SECURITIES

     The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when

                                                                 35 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

     Mortgage-backed securities also include collateralized mortgage obligations
     (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), and commercial mortgage-backed securities interest only securities (CMBS IOs).

     A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO"class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield

USAA Intermediate-Term Bond - 36

--------------------------------------------------------------------------------

     maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Fund will only purchase CMBS IOs rated AA and higher. For more information on mortgage-backed securities, see the statement of additional information.

     MUNICIPAL LEASE OBLIGATIONS

     The Fund's assets may be invested in a variety of instruments referred to as municipal lease obligations, including leases, installment purchase contracts, and certificates of participation in such leases and contracts.

     OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

     PERIODIC AUCTION RESET BONDS

     The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

     Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction

                                                                 37 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

     PUT BONDS

     The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

     REAL ESTATE INVESTMENT TRUSTS (REITS)

     A portion of the Fund's assets may be invested in debt securities of publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and hotels. Debt REITs specialize in lending money to building developers and pass the interest income on to shareholders.

     REPURCHASE AGREEMENTS

     The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

     The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts

USAA Intermediate-Term Bond - 38

--------------------------------------------------------------------------------

     for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

     SYNTHETIC INSTRUMENTS

     The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

     TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

     The Fund's assets may be invested in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the rate of inflation. TIPS trade at

                                                                 39 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

     VARIABLE-RATE AND FLOATING-RATE SECURITIES

     The Fund's assets may be invested in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates.

     * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

     * Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

     * The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

     VARIABLE-RATE DEMAND NOTES

     The Fund's assets may be invested in securities, which provide the right, on any business day, to sell the security at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These

USAA Intermediate-Term Bond - 40

--------------------------------------------------------------------------------

     changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     The Fund's assets may be invested in debt securities offered on a when-issued and delayed-delivery basis.

     * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

     * The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

     *  Such securities can be sold before settlement date.

     ASSET COVERAGE

     The Fund's assets may be invested, as described above, in futures, as well as when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts or securities.

     ADDITIONAL  INFORMATION  ABOUT  THE  FUND'S  INVESTMENT  POLICIES  AND  THE
     SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 41 - Prospectus

                                     NOTES
USAA Intermediate-Term Bond - 42

                                     NOTES
                                                                 43 - Prospectus

                                     NOTES

USAA Intermediate-Term Bond - 44

                                     NOTES

                                                                 45 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

     If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Intermediate-Term Bond - 46

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825


                        CUSTODIAN      State Street Bank and Trust Company
                                       P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.


                      FOR ACCOUNT      1-800-531-8448 (in San Antonio, 456-7202)
         SERVICING, EXCHANGES, OR
                      REDEMPTIONS


                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      1-800-531-8066 (in San Antonio, 498-8066)


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       1-800-531-8777 (IN SAN ANTONIO, 498-8777)

                  INTERNET ACCESS      USAA.COM


Investment Company Act File No. 811-2429

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                                                                         Paper

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EAGLE              ------------------------------------
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40045-1203                                  (C)2003, USAA. All rights reserved.

                                     Part A



                               Prospectus for the
                          High-Yield Opportunities Fund
                               is included herein

[USAA EAGLE LOGO (R)]



                   USAA  HIGH-YIELD
                             OPPORTUNITIES FUND

                   USAA
            INVESTMENTS

                              [GRAPHIC OMITTED]

             ONE OF THE
            USAA FAMILY
             OF NO-LOAD
           MUTUAL FUNDS

                         P  R  O  S  P  E  C  T  U  S

--------------------------------------------------------------------------------

       DECEMBER 1, 2003  As with other mutual funds, the Securities and Exchange
                         Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


     WHAT IS THE FUND'S INVESTMENT OBJECTIVE
     AND MAIN STRATEGY?                                          3

     WHAT ARE THE MAIN RISKS OF INVESTING
     IN THIS FUND?                                               3

     COULD THE VALUE OF YOUR INVESTMENT
     IN THIS FUND FLUCTUATE?                                     5

     FEES AND EXPENSES                                           9

     FUND INVESTMENTS                                           10

     FUND MANAGEMENT                                            17

     USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM                19

     HOW TO INVEST                                              20

     HOW TO REDEEM                                              24

     IMPORTANT INFORMATION ABOUT PURCHASES
     AND REDEMPTIONS                                            26

     EXCHANGES                                                  28

     SHAREHOLDER INFORMATION                                    29

     FINANCIAL HIGHLIGHTS                                       34

     APPENDIX A                                                 36

     APPENDIX B                                                 48

     ADDITIONAL FUND INFORMATION                                54


USAA High-Yield Opportunities Fund - 2

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND MAIN STRATEGY?

     The Fund's investment objective is to provide an attractive total return primarily through high current income and secondarily through capital appreciation. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in high-yield securities, including bonds (often referred to as "junk" bonds), convertible securities, or preferred stocks.


     The Fund's Board of Directors may change the Fund's investment objective without shareholder approval.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See Fund Investments on page 10 for more information.


WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?

     The primary risks of investing in this Fund are credit risk, market illiquidity, interest rate risk, and management risk.

     * CREDIT RISK involves the possibility that a borrower cannot make timely dividend, interest, and principal payments on its securities.

     * MARKET ILLIQUIDITY involves the risk of investing in the types of securities whose market is generally less liquid than the market for higher-quality securities.

     * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

                                                                  3 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

        IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

        IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

     Other risks of the Fund described later in the prospectus are stock market risk, foreign investing risk, and the risk of investing in mortgage-backed securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac, Fannie Mae, or the Federal Home Loan Banks (FHLBs), which are supported only by the credit of the issue agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

USAA High-Yield Opportunities Fund - 4

--------------------------------------------------------------------------------

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. As an investor in this Fund, you should be prepared for price fluctuations that may be greater than those associated with bond funds emphasizing high-quality investments. Because a major portion of the Fund's assets are invested in high-yield securities, the value of your investment will vary from day to day. Changes in the economy, adverse political events, and changing interest rates will cause the value of the Fund to fluctuate. These types of developments could affect an issuer's ability to meet its principal, dividend, and interest obligations. If an issuer does default, the Fund could experience a decline in the market value of its securities.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

                                                                  5 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

[BAR CHART]

               CALENDAR YEAR                      TOTAL RETURN
                    2000*                             -1.96%
                    2001                               7.83%
                    2002                              -4.65%

               *FUND BEGAN OPERATIONS ON AUGUST 2, 1999.


                          NINE-MONTH YTD TOTAL RETURN
                                19.97% (9/30/03)

         BEST QUARTER**                            WORST QUARTER**
         5.90% 4th Qtr. 2001                  -7.38% 2nd Qtr. 2002

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned Fund shares during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the

USAA High-Yield Opportunities Fund - 6

--------------------------------------------------------------------------------

     impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2002
                                                              SINCE
                                                            INCEPTION
                                           PAST 1 YEAR        8/2/99
--------------------------------------------------------------------------------
  Return Before Taxes                        -4.66%            1.73%

  Return After Taxes on Distributions        -8.19%           -2.29%

  Return After Taxes on Distributions
  and Sale of Fund Shares                    -2.88%           -0.53%
--------------------------------------------------------------------------------

  CSFB Global High Yield Index* (reflects
  no deduction for fees, expenses, or taxes)  3.10%           1.10%+

--------------------------------------------------------------------------------
  Lipper High Yield Bond Funds Index**
  (reflects no deduction for taxes)          -2.41%          -3.69%+
--------------------------------------------------------------------------------

  * The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high-yield debt market.

  ** The Lipper High Yield Bond Funds Index tracks the total return  performance of the 30 largest Funds within the Lipper High Current Yield Funds category. This category includes funds that aim at high (relative) current yield from fixed income securities, has no quality of maturity restrictions, and tends to invest in lower grade debt issues.

  + The performance of the CSFB Global High Yield Index and the Lipper High Yield Bond Funds Index is calculated with a commencement date of July 31, 1999, while the Fund's inception date is August 2, 1999. There may be a slight variation in the comparative performance numbers due to this difference.

                                                                  7 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     YIELD

     All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2002, was 9.84%.

     ---------------------------------------------------------------------------
     [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT  INCOME OF THE FUND DURING A
             SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.
     ---------------------------------------------------------------------------

     CURRENT PRICE, TOTAL RETURN, AND YIELD INFORMATION

     Please consider performance information in light of the Fund's investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and return information for this Fund, through our USAA.COM web site once you have established Internet access. See page 22 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     --------------------------------------------
     [ARROW]   FUND NUMBER       80

     [ARROW]   TICKER SYMBOL     USHYX

     [ARROW]   NEWSPAPER SYMBOL  HYldOpp
     ---------------------------------------------

USAA High-Yield Opportunities Fund - 8

--------------------------------------------------------------------------------

FEES AND EXPENSES

     This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.) IN ADDITION, IF YOU SELL OR EXCHANGE SHARES WITHIN SIX MONTHS OF PURCHASE, YOU MAY BE SUBJECT TO A SHORT-TERM TRADING FEE PAYABLE TO THE FUND OF 1% OF THE VALUE OF THE SHARES REDEEMED OR EXCHANGED.

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or credits from fee offset arrangements, during the past fiscal year ended July 31, 2003, and are calculated as a percentage of average net assets (ANA).

                                                               TOTAL ANNUAL
     MANAGEMENT      DISTRIBUTION           OTHER               OPERATING
       FEES          (12B-1) FEES          EXPENSES              EXPENSES
--------------------------------------------------------------------------------
       .49%a           None                  .59%                 1.08%b,c

  a A performance fee adjustment decreased the base management fee of 0.50% by 0.01% for the most recent fiscal year.

  b Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding fee offset arrangements, which had no impact on the expense ratio for the most recent fiscal year.

  c We have voluntarily agreed to limit the Fund's annual operating expenses to 1.00% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                                  9 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                             Actual Total Annual
        Total Annual                         Operating Expenses
         Operating         Reimbursement            After
         Expenses            From IMCO          Reimbursement
     --------------------------------------------------------------
          1.08%                .08%                  1.00%

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES  SOME  MUTUAL  FUNDS  CHARGE  THESE  FEES  TO  PAY  FOR
             ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------


     EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

         1 YEAR      3 YEARS      5 YEARS       10 YEARS
     ----------------------------------------------------------
          $110         $343         $595         $1,317

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to normally invest at least 80% of the Fund's assets in a broad range of U.S. dollar-denominated high-yield securities, including bonds, convertible securities, or preferred stocks, with an emphasis on non-investment-grade debt securities.

     The Fund may invest the remainder of its assets in equity securities, defaulted securities, non-dollar-denominated foreign securities, trade claims, and certain derivatives, such as futures and options.

USAA High-Yield Opportunities Fund - 10

--------------------------------------------------------------------------------

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     We may purchase and sell securities without regard to the length of time held. The Fund's portfolio turnover rate will vary from year to year, depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gain distributions, which may have an adverse affect on Fund performance.

     [ARROW] WHAT ARE CONSIDERED HIGH-YIELD SECURITIES?

     We consider high-yield securities to include a broad range of securities that produce high current income. Although the Fund has no limits on the credit quality and maturity of its investments, we generally will invest the Fund's assets in debt securities rated below the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated). These "non-investment-grade" securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" since they are believed to represent a greater risk of default than more creditworthy "investment-grade" securities.

     High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They are typically more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.

     [ARROW] HOW IS THIS FUND DIFFERENT FROM A FUND THAT INVESTS PRIMARILY IN INVESTMENT-GRADE BONDS?

     Because  of the types of  securities  the Fund  intends  to  invest  in, we
     anticipate  that  it  will  generate   significantly   higher  income

                                                                 11 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     than investment-grade bond funds and may have a greater potential for capital appreciation. The bond markets generally only offer a greater potential return for accepting a greater level of risk. The two most common risks are CREDIT RISK - or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and INTEREST RATE RISK - or the risk that a security's market value will change with interest rates.

     In the investment-grade bond market (where credit risks are generally considered low), a higher return is normally used to entice investors into buying longer-maturity bonds, thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities are often considered hybrids, with characteristics of both stocks and bonds.
     High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return is normally used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield funds historically has been notably less than the equity market as a whole.

     As a result, high-yield funds have often acted differently than investment-grade bond funds. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The Fund may underperform investment-grade bond funds when the outlook for the economy is negative. Conversely, the Fund may outperform when the economic outlook turns positive.

     [ARROW] WHAT IS A CREDIT RATING?

     A credit rating is an evaluation reflecting the possibility that an issuer will default on a security. Rating agencies such as Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), and Dominion Bond Rating

USAA High-Yield Opportunities Fund - 12

--------------------------------------------------------------------------------

     Service Limited (DBRS), analyze the financial strength of an issuer, whether the issuer is a corporation or government body. The highest ratings are assigned to those issuers perceived to have the least credit risk. Ratings may range from AAA (highly unlikely to default) to D (in default). If a security is not rated by these agencies, we will assign an equivalent rating. The table shown in APPENDIX B on page 48 illustrates these ratings and the risk associated with each.

     CREDIT RISK. The securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer will be unable to make timely dividend, interest, or principal payments or meet other terms of its financial obligations. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay dividends, interest when due, or return all of the principal amount of their debt obligations at maturity.

     When evaluating potential investments for the Fund, our analysts assess credit risk and its impact on the Fund's portfolio. In addition, the public rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that dividends, interest, or principal will be repaid on a timely basis.

     U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES). While mortgage-backed securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issue agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     MARKET ILLIQUIDITY.  The market for lower-quality  issues is generally less
     liquid  than  the  market  for  higher-quality  issues.  Therefore,   large
     purchases  or sales could cause  sudden and  significant  price

                                                                 13 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     changes in these securities. Many lower-quality issues do not trade frequently; however, when they do trade, the price may be substantially higher or lower than expected.

     INTEREST   RATE   RISK.   As  a  mutual   fund   generally   investing   in
     income-producing securities, the Fund is subject to the risk that the market value of the securities will decline due to rising interest rates. The prices of income-producing securities are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of income-producing securities fall and when interest rates fall, the prices of income-producing securities rise. The price volatility of an income-producing security also depends on its maturity. Generally, the longer the maturity, the greater its sensitivity to interest rates. To compensate investors for this higher risk, securities with longer maturities generally offer higher yields than securities with shorter maturities.

     MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     STOCK MARKET RISK. Because this Fund may invest in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

     [ARROW] WHAT ARE THE CREDIT QUALITY CHARACTERISTICS OF THE FUND'S HOLDINGS?

     The  following  chart   illustrates  the  quality  ratings  of  the  Fund's
     investment portfolio as of the end of its last fiscal year, July 31, 2003.

USAA High-Yield Opportunities Fund - 14

--------------------------------------------------------------------------------

          INVESTMENTS
       (MOODY'S INVESTORS              PERCENTAGE OF
        SERVICE RATING)               FUND'S NET ASSETS
     ---------------------------------------------------------
         INVESTMENT GRADE
               Aaa                           0.5%
      BELOW INVESTMENT GRADE
               B1                           11.1%
               B2                           18.2%
               B3                           21.7%
               Ba1                          10.2%
               Ba2                           9.3%
               Ba3                           8.4%
               Baa3                          3.5%
               Ca                            1.1%
               Caa1                          2.9%
               Caa2                          3.8%
               Caa3                          0.5%
            Non Rated                         2.4%

     [ARROW] WHAT ARE THE PRINCIPAL TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST?

     The Fund's portfolio will primarily consist of, but not be limited to, the following U.S. dollar-denominated securities:

     * corporate debt securities such as notes, bonds, (including zero-coupon and pay-in-kind bonds) loans, and commercial paper

     *  bank  obligations,   including  certificates  of  deposit  and  banker's
        acceptances

     * obligations of state and local governments and their agencies and instrumentalities

     *  mortgage-backed securities

     *  asset-backed securities

     *  commercial mortgage-backed securities (CMBS)

     *  CMBS interest only securities (CMBS IOs)

     *  equity and debt securities of real estate investment trusts

                                                                15 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     *  Eurodollar and Yankee obligations

     *  synthetic instruments

     *  equity securities

     For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 36.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. We may invest up to 20% of the Fund's assets in foreign non-dollar-denominated securities traded outside the United States. We may also invest the Fund's assets, without limitation, in dollar-denominated securities of foreign issuers. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

        We search for  securities  that  represent  an  attractive  value  given
        current  market   conditions.   Recognizing   value  is  the  result  of
        simultaneously analyzing the risks and rewards of ownership

USAA High-Yield Opportunities Fund - 16

--------------------------------------------------------------------------------

        among the securities available in the market. In general, we focus on securities that offer high income. We will also explore opportunities for capital appreciation.

        We will sell a security if it no longer represents value. This can occur through an increase in risk, an increase in price, or a combination of the two. We will also sell a security if we find a more compelling value in the market.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     ---------------------------------------------------------
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $45 BILLION AS OF OCTOBER 31, 2003
     ---------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Directors.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper High Yield Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund com-

                                                                 17 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     menced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

         OVER/UNDER PERFORMANCE            ANNUAL ADJUSTMENT RATE
          RELATIVE TO INDEX          (IN BASIS POINTS AS A PERCENTAGE
           (IN BASIS POINTS) 1       OF THE FUND'S AVERAGE NET ASSETS)
     -----------------------------------------------------------------------
         +/- 20 to 50                              +/- 4
         +/- 51 to 100                             +/- 5
       +/- 101 and greater                         +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     For the most recent fiscal year, the performance adjustment decreased the base management fee by 0.01%.

     We have agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2003, including the effect of the performance adjustment and reimbursements to the Fund, was equal to 0.41% of average net assets.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

USAA High-Yield Opportunities Fund - 18

--------------------------------------------------------------------------------

     PORTFOLIO MANAGER

     R. Matthew Freund, CFA, assistant vice president of Fixed Income Investments, has managed the Fund since its inception in August 1999. Mr. Freund has 14 years of investment management experience and has worked for us for nine years. He earned the Chartered Financial Analyst designation in 1992 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA from Indiana University and a BA from Franklin & Marshall College.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

                                                                19 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy


USAA High-Yield Opportunities Fund - 20

--------------------------------------------------------------------------------

     or  sell  shares  of  the  Fund  through  a  broker  or  other   investment
     professional.   For  more  information  on  these  fees,  check  with  your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See "TAXES" on page 32 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with broker-dealers and sub-transfer agents (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

                                                                 21 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     INVESTART(R)

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.


USAA High-Yield Opportunities Fund - 22

--------------------------------------------------------------------------------

     MAIL

     *  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

                                                                 23 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 1-800-531-8343
     (IN SAN ANTONIO, 456-7214)

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has

USAA High-Yield Opportunities Fund - 24

--------------------------------------------------------------------------------

     cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

                                                                 25 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

     * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/ other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

     USAA BROKERAGE SERVICES

     * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act

USAA High-Yield Opportunities Fund - 26

--------------------------------------------------------------------------------

     (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     SHORT-TERM TRADING FEE

     Because the Fund can experience substantial price fluctuations, it is intended for the long-term investor. It is not designed for those short-term investors whose frequent purchases, redemptions, or exchanges can unnecessarily disrupt the Fund's investment strategy and increase the Fund's transaction costs. For these reasons, the Fund is authorized to charge a 1% short-term trading fee on redemptions and exchanges of Fund shares held less than six months. The fee will be paid directly to the Fund to help reduce transaction costs. We will use the "first-in, first-out"
     (FIFO) method of determining the holding period. The Fund is currently waiving the fee but reserves the right to begin charging the fee at any time without prior notice to shareholders.

     FUND RIGHTS

     The Fund reserves the right to:

     * reject or restrict purchase or exchange orders when in the best interest of the Fund

     * limit or discontinue the offering of shares of the Fund without notice to the shareholders

     *  calculate the NAV per share on a business day that the NYSE is closed

     * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors)

     * require a signature guarantee for transactions or changes in account information in those instances where the appropri-

                                                                 27 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

        ateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

     *  redeem an account with less than ten shares, with certain limitations

     * restrict or liquidate an account when necessary or appropriate to comply with federal law


EXCHANGES

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

USAA High-Yield Opportunities Fund - 28

--------------------------------------------------------------------------------

     The Fund has undertaken certain procedures regarding telephone transactions as described on page 26.

     EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.


SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE, which is usually 4 p.m. Eastern Time, each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     -------------------------------------------------------------
                                    TOTAL ASSETS - LIABILITIES
     [ARROW]  NAV PER SHARE    =   -----------------------------
                                         NUMBER OF SHARES
                                            OUTSTANDING
     -------------------------------------------------------------

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they

                                                                 29 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we will monitor for events that would materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Board of Directors has approved the use of a fair value pricing service to provide fair value adjustments to assist us with the fair value pricing of the Fund's foreign securities.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of

USAA High-Yield Opportunities Fund - 30

--------------------------------------------------------------------------------

     securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends monthly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares in the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex- distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any

                                                                 31 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     dividend or other distribution. Some or all of these distributions are subject to taxes.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. Under recently enacted tax laws, a 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges between May 6, 2003, and March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

USAA High-Yield Opportunities Fund - 32

--------------------------------------------------------------------------------

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

     *  underreports dividend or interest income or

     *  fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies,

                                                                 33 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     For your convenience, log on to USAA.COM and sign up to receive your statements, confirms, financial reports, and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal year ended July 31, 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund from inception through July 31, 2001, was audited by another independent public accounting firm.

USAA High-Yield Opportunities Fund - 34

--------------------------------------------------------------------------------

                                                             PERIOD ENDED
                                    YEAR ENDED JULY 31,        JULY 31,
                            ----------------------------------------------------
                               2003        2002          2001           2000*
                            ----------------------------------------------------
Net asset value at
  beginning of period       $    7.23     $   8.95      $   9.78     $   10.00

Income   (loss) from
  investment operations:
  Net investment income           .69          .83          1.03         1.08a
  Net realized and
   unrealized gain (loss)         .95        (1.72)         (.80)        (.33)a
                            ----------------------------------------------------
Total from investment
  operations                     1.64         (.89)          .23          .75a
                            ----------------------------------------------------
Less distributions:
  From net investment income     (.69)        (.83)        (1.06)        (.97)

Net asset value
  at end of period          $    8.18     $   7.23      $   8.95     $   9.78
                            ====================================================
Total return (%) **             23.85       (10.70)         2.68         7.80

Net assets at end of
  period (000)              $ 106,988     $ 53,745      $ 53,828     $ 44,907

Ratio of expenses to
  average net assets (%) ***     1.00b,c      1.00b,c        .76b         .75d

Ratio of expenses
  to average net
  assets, excluding
  reimbursements (%) ***         1.08b        1.12b         1.02b        1.19

Ratio of net investment
  income to average
  net assets (%) ***             9.06         9.95         11.17        10.30

Portfolio turnover (%)         105.30        96.63        104.20        51.88

*   Fund commenced operations on August 2, 1999.

** Assumes reinvestment of all net investment income distributions during the period.

*** For the year ended July 31, 2003, average net assets were $75,821,000.

a   Calculated using average shares.

b Reflects total expenses excluding any fee offset arrangements, which decreased the Fund's expense ratios as follows:
                                 -             -            (.01)%       n/a

c Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets.

d Effective August 2, 1999, the Manager voluntarily agreed to limit the annual expenses of the Fund to 0.75% of the Fund's average net assets.

                                                                 35 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE HIGH-YIELD OPPORTUNITIES FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE
INVESTED:


     ASSET-BACKED SECURITIES

     The Fund's assets may be invested in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

     On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

     The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

USAA High-Yield Opportunities Fund - 36

--------------------------------------------------------------------------------

     BONDS

     A bond is an interest-bearing security - an IOU - issued by companies or governmental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

     A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so its yield stays current. Lower-quality bond prices are less directly responsive to interest rate changes than investment-grade issues and may not always follow this pattern. Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral). Most high-yield "junk" bonds are unsecured.

     Bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt.

     BOND RATINGS AND HIGH-YIELD BONDS

     Larger bond issues are evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. Our research analysts also evaluate all portfolio holdings, including those rated by an outside agency. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB by Standard & Poor's and Baa by Moody's.

                                                                 37 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     CONVERTIBLE SECURITIES

     The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

     DEFERRABLE SUBORDINATED SECURITIES

     Recently, securities have been issued that have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the Fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The Fund will invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the Fund's investment objective and program.

     DERIVATIVES

     A Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These methods may involve derivative transactions such as buying and selling options and futures contracts,

USAA High-Yield Opportunities Fund - 38

--------------------------------------------------------------------------------

     entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.

     The  Fund  may  use  these   practices   to  adjust  the  risk  and  return
     characteristics of its portfolio of investments. If we judge market conditions incorrectly or employ a strategy that does not correlate well with the Fund's investments, these methods could result in a loss, regardless of whether the intent was to reduce risk or increase return. These methods may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these methods could result in a loss if the counterparty to the transaction does not perform as promised.

     EQUITY SECURITIES

     The Fund's assets may be invested in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

                                                                 39 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     EQUITY AND DEBT SECURITIES OF INVESTMENTS
     IN REAL ESTATE INVESTMENT TRUSTS (REITS)

     The Fund's assets may be invested in equity securities of REITs and is therefore subject to certain risks associated with direct investments in REITs. In addition, the Fund may also invest its assets in debt securities of REITs and may be subject to certain other risks, such as credit risk, associated with investment in the debt securities of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

     EURODOLLAR AND YANKEE OBLIGATIONS

     The Fund may invest in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

     FUTURES AND OPTIONS

     Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more

USAA High-Yield Opportunities Fund - 40

--------------------------------------------------------------------------------

     information on futures and options, see the statement of additional information.

     LENDING OF SECURITIES

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

     MORTGAGE-BACKED SECURITIES

     The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae),
     Frannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when

                                                                41 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

     Mortgage-backed securities also include collateralized mortgage obligations
     (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), and commercial mortgage-backed securities interest only securities (CMBS IOs).

     A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO"class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore,

USAA High-Yield Opportunities Fund - 42

--------------------------------------------------------------------------------

     they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. For more information on mortgage-backed securities, see the statement of additional information.

     MUNICIPAL LEASE OBLIGATIONS

     The Fund may invest in a variety of instruments referred to as municipal lease obligations, including leases, installment purchase contracts, and certificates of participation in such leases and contracts.

     NOTES, LOAN PARTICIPATIONS, AND ASSIGNMENTS

     The Fund may invest in a company through the purchase or execution of a privately negotiated note representing the equivalent of a loan to the company. Larger loans to corporations or governments, including governments of less developed countries (LDCs), may be shared or syndicated among several lenders, usually banks. The Fund could participate in such syndicates, or could buy part of a loan, becoming a direct lender. These loans may often be obligations of companies in financial distress or in default. These investments involve special types of risk, including those of being a lender, reduced liquidity, and in the case of LDC investments, increased credit risk and volatility.

     OTHER INVESTMENT COMPANIES

     The Fund's assets may be invested in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                                                                43 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     PERIODIC AUCTION RESET BONDS

     The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

     Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

     PREFERRED STOCKS

     Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

USAA High-Yield Opportunities Fund - 44

--------------------------------------------------------------------------------

     PRIVATE PLACEMENTS

     Private placements are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

     PUT BONDS

     The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

     SYNTHETIC INSTRUMENTS

     The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic

                                                                45 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

     VARIABLE-RATE DEMAND NOTES

     The Fund's assets may be invested in securities, which provide the right, on any business day, to sell the security at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

     VARIABLE-RATE AND FLOATING-RATE SECURITIES

     The Fund's assets may be invested in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates.


     * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

     * Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

     * The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

USAA High-Yield Opportunities Fund - 46

--------------------------------------------------------------------------------

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     The Fund's assets may be invested in debt securities offered on a when-issued and delayed-delivery basis.

     * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

     * The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

     *  Such securities can be sold before settlement date.

     ASSET COVERAGE

     The Fund's assets may be invested, as described above, in futures, as well as when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts or securities.

     ZERO-COUPON AND PAY-IN-KIND BONDS

     A zero-coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Both allow the issuer to avoid the need to generate cash to meet current interest payments. Therefore, the value of these bonds are subject to greater fluctuation in response to changes in interest rates and may involve greater credit risks than bonds paying interest in cash currently.

     ADDITIONAL  INFORMATION  ABOUT  THE  FUND'S  INVESTMENT  POLICIES  AND  THE
     SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                47 - Prospectus

                                   APPENDIX B
-------------------------------------------------------------------------------

================================================================================
                      RATINGS OF CORPORATE DEBT SECURITIES


LONG TERM

  MOODY'S    STANDARD                     DOMINION BOND
  INVESTORS  & POOR'S                     RATING SERVICE
  SERVICE    CORPORATION  FITCH RATINGS   LIMITED          DEFINITION
--------------------------------------------------------------------------------
  Aaa        AAA          AAA             AAA              Highest quality

  Aa         AA           AA              AA               High quality

  A          A            A               A                Upper-medium grade

  Baa        BBB          BBB             BBB              Medium grade

  Ba         BB           BB              BB               Speculative

  B          B            B               B                Highly speculative

  Caa        CCC,CC       CCC,CC          CCC              Vulnerable to default

  Ca         C            C               CC               Default is imminent

  C          D            DDD,DD,D        C                Probably in default

SHORT TERM

  MOODY'S                       S&P                          FITCH                   DBRS COMMERCIAL PAPER
-----------------------------------------------------------------------------------------------------------------------
                         A-1+  Extremely strong       F1+ Exceptionally strong       R-1 (high)    Highest quality
P-1  Superior quality    A-1   Strong quality         F1  Highest credit quality     R-1 (middle)  Superior quality

P-2  Strong quality      A-2   Satisfactory quality   F2  Good credit quality        R-1 (low)     Satisfactory quality

P-3  Acceptable quality  A-3   Adequate quality       F3  Fair credit quality        R-2 (high)    Adequate quality

NP   Not Prime           B     Speculative quality    B   Speculative                R-2 (middle)  Adequate quality

                         C     Doubtful quality       C   High default risk          R-2 (low)     Adequate quality
                                                                                     R-3 (high)    Speculative

                         D     Default                D   Default                    R-3 (middle)  Speculative

                                                                                     R-3 (low)     Speculative
========================================================================================================================


USAA High-Yield Opportunities Fund - 48

                                     NOTES

                                                                 49 - Prospectus

                                     NOTES

USAA High-Yield Opportunities Fund - 50

                                     NOTES

                                                                 51 - Prospectus

                                     NOTES

USAA High-Yield Opportunities Fund - 52

                                     NOTES

                                                                 53 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

     If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.


USAA High-Yield Opportunities Fund - 54

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825


                        CUSTODIAN      State Street Bank and Trust Company
                                       P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.


                      FOR ACCOUNT      1-800-531-8448 (in San Antonio, 456-7202)
         SERVICING, EXCHANGES, OR
                      REDEMPTIONS


                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      1-800-531-8066 (in San Antonio, 498-8066)


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       1-800-531-8777 (IN SAN ANTONIO, 498-8777)

                  INTERNET ACCESS      USAA.COM


Investment Company Act File No. 811-2429

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
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                                                                USAA
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Receive this document
and others electronically.
Sign up at USAA.COM.

------------------------------------------------------------------------------

[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES



40046-1203                                  (C)2003, USAA. All rights reserved.

                                     Part A



                               Prospectus for the
                              Small Cap Stock Fund
                               is included herein

[USAA EAGLE LOGO (R)]


                   USAA  SMALL CAP
                              STOCK FUND

                   USAA

            INVESTMENTS

                                   [GRAPHIC OMITTED]

             ONE OF THE
            USAA FAMILY
             OF NO-LOAD
           MUTUAL FUNDS

                         P  R  O  S  P  E  C  T  U  S

--------------------------------------------------------------------------------

       DECEMBER 1, 2003  As with other mutual funds, the Securities and Exchange
                         Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


     WHAT IS THE FUND'S INVESTMENT OBJECTIVE
     AND MAIN STRATEGY?                                             3

     WHAT ARE THE MAIN RISKS OF INVESTING
     IN THIS FUND?                                                  3

     COULD THE VALUE OF YOUR INVESTMENT
     IN THIS FUND FLUCTUATE?                                        4

     FEES AND EXPENSES                                              8

     FUND INVESTMENTS                                               10

     FUND MANAGEMENT                                                13

     USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM                    16

     HOW TO INVEST                                                  17

     HOW TO REDEEM                                                  22

     IMPORTANT INFORMATION ABOUT PURCHASES
     AND REDEMPTIONS                                                24

     EXCHANGES                                                      25

     SHAREHOLDER INFORMATION                                        26

     FINANCIAL HIGHLIGHTS                                           31

     APPENDIX A                                                     33

     ADDITIONAL FUND INFORMATION                                    36


USAA Small Cap Stock Fund - 2

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND MAIN STRATEGY?

     The Fund's investment objective is long-term growth of capital. We are the Fund's investment adviser. We have retained Eagle Asset Management, Inc. (Eagle) to serve as subadviser of the Fund. Eagle is responsible for investing the Fund's assets. Eagle's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations.

     The Fund's Board of Directors may change the Fund's investment objective without shareholder approval.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 10 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?

     The primary risks of investing in this Fund are stock market risk, the risk of investing in companies with small MARKET CAPITALIZATIONS, and management risk.

     * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

     ---------------------------------------------------------------------------
     [ARROW] MARKET CAPITALIZATION IS THE TOTAL MARKET VALUE OF A COMPANY'S OUTSTANDING SHARES OF COMMON STOCK.
     ---------------------------------------------------------------------------

                                                                  3 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     *  SMALL-CAP  COMPANY  RISK  involves  the  greater  risk of  investing  in
        smaller,  less  well-known   companies,   as  opposed  to  investing  in
        established companies with proven track records.

     * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

     Another risk described later in the prospectus is the risk of investing in foreign securities.

     As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

USAA Small Cap Stock Fund - 4

--------------------------------------------------------------------------------

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BAR CHART]

               CALENDAR YEAR                      TOTAL RETURN
                    2000*                            -13.92%
                    2001                              -9.14%
                    2002                             -10.93%

                  *FUND BEGAN OPERATIONS ON AUGUST 2, 1999.


                          NINE-MONTH YTD TOTAL RETURN
                                14.88% (9/30/03)


     BEST QUARTER**                                    WORST QUARTER**
     33.67% 4th Qtr. 1999                        -18.89% 4th Qtr. 2000

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned Fund shares during the entire
                                                                  5 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the next page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to June 28, 2002, which is the date on which Eagle assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

USAA Small Cap Stock Fund - 6

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                   SINCE
                                                                 INCEPTION
                                                PAST 1 YEAR        8/2/99
--------------------------------------------------------------------------------
Return Before Taxes                               -10.93%         -2.38%

Return After Taxes on Distributions               -10.93%         -2.38%

Return After Taxes on Distributions
and Sale of Fund Shares                            -6.71%         -1.89%
--------------------------------------------------------------------------------

Russell 2000(R)Index*
(reflects no deduction for
fees, expenses, or taxes)                         -20.48%         -2.99%+

--------------------------------------------------------------------------------
S&P SmallCap 600(R)Index**
(reflects no deduction for
fees, expenses, or taxes)                         -14.63%          2.77%+
--------------------------------------------------------------------------------

Lipper Small-Cap Core Funds Index***
(reflects no deduction for taxes)                 -19.23%          1.70%+

 * The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $444 million; the median market capitalization was approximately $352 million. The largest company in the index had an approximate market capitalization of $1.2 billion.

 ** The S&P SmallCap 600 Index is an unmanaged market value weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

 *** The Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of S&P 1500 Index. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 600 Index.

 + The performance of the Russell 2000 Index, the S&P SmallCap 600 Index, and the Lipper Small-Cap Core Funds Index is calculated with a commencement date of July 31, 1999, while the Fund's inception date is August 2, 1999. There may be a slight variation in the comparative performance numbers due to this difference.

                                                                  7 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and return information for this Fund through our USAA.COM web site once you have established Internet access. See page 20 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     --------------------------------------------
     [ARROW]   FUND NUMBER       81

     [ARROW]   TICKER SYMBOL     USCAX

     [ARROW]   NEWSPAPER SYMBOL  SmCpStk
     ---------------------------------------------


FEES AND EXPENSES

     This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic

USAA Small Cap Stock Fund - 8

--------------------------------------------------------------------------------

     wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or credits from fee offset arrangements, during the past fiscal year ended July 31, 2003, and are calculated as a percentage of average net assets (ANA).

    MANAGEMENT        DISTRIBUTION          OTHER          TOTAL ANNUAL
      FEES            (12B-1) FEES         EXPENSES      OPERATING EXPENSES
--------------------------------------------------------------------------------
      .79%a              None                .90%             1.69%b,c

a A performance fee adjustment increased the base management fee of 0.75% by 0.04% for the most recent fiscal year.

b Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding fee offset arrangements, which did not affect the expense ratio for the most recent fiscal year.

c We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.40% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                  Actual Total Annual
        Total Annual                              Operating Expenses
         Operating            Reimbursement             After
         Expenses               From IMCO            Reimbursement
     -------------------------------------------------------------------
          1.69%                   .29%                  1.40%

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES  SOME  MUTUAL  FUNDS  CHARGE  THESE  FEES  TO  PAY  FOR
             ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

                                                                  9 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     EXAMPLE OF EFFECT OF FUND'S OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

         1 YEAR       3 YEARS       5 YEARS      10 YEARS
     --------------------------------------------------------
           $172         $533          $918         $1,998


FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations. The term "equity securities" is generally used to include common stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     The Fund may purchase and sell securities without regard to the length of time held. The Fund's portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. Because a high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

USAA Small Cap Stock Fund - 10

--------------------------------------------------------------------------------

     STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     [ARROW] WHAT DEFINES SMALL-CAP STOCKS?

     Small-cap stocks are those of companies that have a market capitalization equal to or lower than that of the largest market capitalization stock in either the S&P SmallCap 600 Index or the Russell 2000 Index at the time of purchase. As of September 30, 2003, the largest market capitalization stock in either index was approximately $3.3 billion. Keep in mind that the market capitalization of the companies listed in each index may change with market conditions and the composition of either index.

     [ARROW] WILL THE FUND CONTINUE TO HOLD THESE SECURITIES IF THEIR MARKET CAPITALIZATION NO LONGER MEETS THIS DEFINITION?

     For purposes of this Fund's investment strategy, companies whose market capitalizations no longer fall within the above definition will continue to be considered small cap; and the Fund may continue to hold the security.

     SMALL-CAP COMPANY RISK. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities

                                                                 11 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     of larger companies. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     Eagle will invest the Fund's assets in a diversified group of small-cap stocks. Eagle considers a number of factors in that decision such as:

     * small-cap companies that have the potential to become large-cap companies

     *  attractive stock valuation

USAA Small Cap Stock Fund - 12

--------------------------------------------------------------------------------

     *  good management and

     *  unique products or services

     Eagle will sell a security when it perceives that one or more of these factors has changed.


     For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 33.


FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     ---------------------------------------------------------
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $45 BILLION AS OF OCTOBER 31, 2003
     ---------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

                                                                 13 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Small-Cap Core Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund commenced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

       OVER/UNDER PERFORMANCE           ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX         (IN BASIS POINTS AS A PERCENTAGE
         (IN BASIS POINTS) 1        OF THE FUND'S AVERAGE NET ASSETS)
     -------------------------------------------------------------------
         +/- 100 to 400                           +/- 4
         +/- 401 to 700                           +/- 5
        +/- 701 and greater                       +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

USAA Small Cap Stock Fund - 14

--------------------------------------------------------------------------------

     For the most recent fiscal year, the performance adjustment increased the base management fee by 0.04%.

     We have agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.40% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2003, including the effect of the performance adjustment and reimbursements to the Fund, was equal to 0.50% of average net assets.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into an Investment Subadvisory Agreement with Eagle, under which Eagle provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

     Eagle, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, is a registered investment adviser formed in 1984. As of September 30, 2003, Eagle had approximately $ billion in assets under management.

     Eagle is compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGERS

     Todd McCallister, CFA, is a managing director of Eagle and is the portfolio manager with primary responsibility for its Small Cap Core accounts, including the Fund. Mr. McCallister has 15 years of investment and financial experience. Prior to joining Eagle in 1997, he served as portfolio manager at Investment Advisers, Inc., which managed over $1.5 billion in mid-cap growth products. Mr. McCallister also served as a portfolio manager at ANB Investment Management in Chicago for five years. He earned his BA degree with highest honors from the University

                                                                 15 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     of North Carolina in 1982 and his Ph.D. degree in economics from the University of Virginia in 1987.

     Stacey Thomas, CFA, assistant portfolio manager, assists Mr. McCallister in managing Eagle's Small Cap Core accounts, including the Fund. She has six years of investment experience and has worked for Eagle for three years. She served as a corporate finance analyst in the investment banking group at Raymond James Financial from July of 1997 to July of 1999. She holds a bachelor's degree in government from Harvard University where she graduated cum laude.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. In this connection, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individ-

USAA Small Cap Stock Fund - 16

--------------------------------------------------------------------------------

     uals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

                                                                 17 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See "TAXES" on page 29 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with broker-dealers and sub-transfer agents (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these

USAA Small Cap Stock Fund - 18

--------------------------------------------------------------------------------

     arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 per transaction minimum, per account.

     INVESTART(R)

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

                                                                 19 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     HOW TO PURCHASE BY...

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

USAA Small Cap Stock Fund - 20

--------------------------------------------------------------------------------

     BANK WIRE

     * To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

     PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 1-800-531-8343
     (IN SAN ANTONIO, 456-7214)

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

                                                                 21 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

USAA Small Cap Stock Fund - 22

--------------------------------------------------------------------------------

     *  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

     * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

     * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R)service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/ other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

     USAA BROKERAGE SERVICES

     * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

                                                                 23 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     FUND RIGHTS

     The Fund reserves the right to:

     * reject or restrict purchase or exchange orders when in the best interest of the Fund

     * limit or discontinue the offering of shares of the Fund without notice to the shareholders

     *  calculate the NAV per share on a business day that the NYSE is closed

     * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Directors and the required notice has been given to shareholders

     * require a signature guarantee for transactions or changes in account information in those instances where the appropri-

USAA Small Cap Stock Fund - 24

--------------------------------------------------------------------------------

        ateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

     *  redeem an account with less than ten shares, with certain limitations

     * restrict or liquidate an account when necessary or appropriate to comply with federal law Exchanges


     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

                                                                 25 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     The Fund has undertaken certain procedures regarding telephone transactions as described on page 23.

     EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE, which is usually 4 p.m. Eastern Time, each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     -------------------------------------------------------------
                                    TOTAL ASSETS - LIABILITIES
     [ARROW]  NAV PER SHARE    =   -----------------------------
                                         NUMBER OF SHARES
                                            OUTSTANDING
     -------------------------------------------------------------

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities

USAA Small Cap Stock Fund - 26

--------------------------------------------------------------------------------

     exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Board of Directors has approved the use of a fair value pricing service to provide fair value adjustments to assist us with the fair value pricing of the Fund's foreign securities.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

                                                                 27 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

USAA Small Cap Stock Fund - 28

--------------------------------------------------------------------------------

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. Under recently enacted tax laws, a 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges between May 6, 2003, and March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of those dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

                                                                 29 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     WITHHOLDING

     Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

     *  underreports dividend or interest income or

     *  fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

USAA Small Cap Stock Fund - 30

--------------------------------------------------------------------------------

     ELECTRONIC DELIVERY

     For your convenience, log on to USAA.COM and sign up to receive your statements, confirms, financial reports, and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal year ended July 31, 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund from inception through July 31, 2001, was audited by another independent public accounting firm.

                                                                 31 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

                                                                   PERIOD ENDED
                                      YEAR ENDED JULY 31,             JULY 31,
                                 2003         2002        2001         2000*
                              --------------------------------------------------
Net asset value at
  beginning of period         $     9.61   $   10.34    $  13.17     $   10.00
                              --------------------------------------------------
Income (loss) from investment
  operations:
  Net investment loss              (.08)a       (.06)a      (.11)a        (.10)a
  Net realized and
   unrealized gain (loss)           .85a        (.67)a     (2.72)a        3.27a
                              --------------------------------------------------
Total from investment
  operations                        .77a        (.73)a     (2.83)a        3.17a
                              --------------------------------------------------
Net asset value
  at end of period            $   10.38    $    9.61    $  10.34     $   13.17
                              ==================================================
Total return (%)                   8.01        (7.06)     (21.49)        31.70

Net assets at end of
  period (000)                $ 125,480    $ 102,890    $ 89,120     $ 100,980

Ratio of expenses to
  average net assets (%) **        1.40b,c      1.40b,c     1.46b         1.43

Ratio of expenses to average
  net assets, excluding
  reimbursements (%) **            1.69b        1.71b        N/A         N/A

Ratio of net investment loss
  to average net assets (%) **     (.85)        (.57)      (1.00)        (.77)

Portfolio turnover (%)           170.37       200.14      145.32         36.73

*   Fund commenced operations on August 2, 1999.

**  For the year ended July 31, 2003, average net assets were $104,520,000.

a Calculated using average shares. For the year ended July 31, 2003, average shares were 11,189,000.

b Reflects total expenses, excluding any fee offset arrangements, which had no impact on the Fund's expense ratios.

c Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.40% of the Fund's average net assets.

USAA Small Cap Stock Fund - 32

                                   APPENDIX A
--------------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE SMALL CAP STOCK FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:


     AMERICAN DEPOSITARY RECEIPTS (ADRS)

     The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     CONVERTIBLE SECURITIES

     The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

     FORWARD CURRENCY CONTRACTS

     The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

                                                                 33 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     FUTURES AND OPTIONS

     Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

     GLOBAL DEPOSITARY RECEIPTS (GDRS)

     The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     ASSET COVERAGE

     The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts.

     LENDING OF SECURITIES

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral

USAA Small Cap Stock Fund - 34

--------------------------------------------------------------------------------

     required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

     MONEY MARKET INSTRUMENTS

     The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

     OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

     ADDITIONAL  INFORMATION  ABOUT  THE  FUND'S  INVESTMENT  POLICIES  AND  THE
     SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 35 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

     If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Small Cap Stock Fund - 36

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825


                        CUSTODIAN      State Street Bank and Trust Company
                                       P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.


                      FOR ACCOUNT      1-800-531-8448 (in San Antonio, 456-7202)
         SERVICING, EXCHANGES, OR
                      REDEMPTIONS


                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      1-800-531-8066 (in San Antonio, 498-8066)


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       1-800-531-8777 (IN SAN ANTONIO, 498-8777)

                  INTERNET ACCESS      USAA.COM


Investment Company Act File No. 811-2429

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
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LOGO (R)]                                                   U.S. Postage
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and others electronically.
Sign up at USAA.COM.

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[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES



40047-1203                                  (C)2003, USAA. All rights reserved.

                                     Part A



                               Prospectus for the
                              Capital Growth Fund
                               is included herein

[USAA EAGLE LOGO (R)]


                         USAA  CAPITAL
                                 GROWTH FUND

                 USAA
          INVESTMENTS

                                   [GRAPHIC OMITTED]

           ONE OF THE
          USAA FAMILY
           OF NO-LOAD
         MUTUAL FUNDS

                              P  R  O  S  P  E  C  T  U  S

--------------------------------------------------------------------------------

     DECEMBER 1, 2003    As with other mutual funds, the Securities and Exchange
                         Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

     WHAT IS THE FUND'S INVESTMENT OBJECTIVE
     AND MAIN STRATEGY?                                          3

     WHAT ARE THE MAIN RISKS OF INVESTING
     IN THIS FUND?                                               3

     COULD THE VALUE OF YOUR INVESTMENT
     IN THIS FUND FLUCTUATE?                                     4

     FEES AND EXPENSES                                           8

     FUND INVESTMENTS                                           10

     FUND MANAGEMENT                                            12

     USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM                16

     HOW TO INVEST                                              16

     HOW TO REDEEM                                              21

     IMPORTANT INFORMATION ABOUT PURCHASES
     AND REDEMPTIONS                                            23

     EXCHANGES                                                  24

     SHAREHOLDER INFORMATION                                    25

     FINANCIAL HIGHLIGHTS                                       30

     APPENDIX A                                                 32

     ADDITIONAL FUND INFORMATION                                38


USAA Capital Growth Fund - 2

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND MAIN STRATEGY?

     The Fund's investment objective is capital appreciation. The Fund's strategy to achieve this objective is to invest primarily in equity securities of companies with the prospect of rapidly growing earnings. To a great extent, these investments will tend to be in companies with small-market capitalizations.

     The Fund's Board of Directors may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We have retained Batterymarch Financial Management, Inc. (Batterymarch) to serve as subadviser of the Fund. Batterymarch is responsible for investing the Fund's assets.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 10 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?

     The primary risks of investing in this Fund are stock market risk, the risk of investing in companies with small MARKET CAPITALIZATIONS, and management risk.

     ---------------------------------------------------------------------------
     [ARROW] MARKET  CAPITALIZATION  IS THE  TOTAL  MARKET  VALUE OF A COMPANY'S
             OUTSTANDING SHARES OF COMMON STOCK.
     ---------------------------------------------------------------------------

                                                                 3 -  Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

     * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

     *  SMALL-CAP  COMPANY  RISK  involves  the  greater  risk of  investing  in
        smaller,  less  well-known   companies,   as  opposed  to  investing  in
        established companies with proven track records.

     * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

     Another risk described later in the prospectus is the risk of investing in foreign securities.

     As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. While the portfolio will be broadly diversified, we expect the Fund to be significantly more volatile than the average equity mutual fund due to the Fund's investments in smaller, less well-known companies.

USAA Capital Growth Fund - 4

--------------------------------------------------------------------------------

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE IN A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BAR CHART]

               CALENDAR YEAR            TOTAL RETURN
                    2001*                  -31.22%
                    2002                   -27.65%

                  *FUND BEGAN OPERATIONS ON OCTOBER 27, 2000.


                          NINE-MONTH YTD TOTAL RETURN
                                36.06% (9/30/03)

     BEST QUARTER**                                    WORST QUARTER**
     18.31% 4th Qtr. 2001                        -29.90% 1st Qtr. 2001

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

                                                                 5 -  Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned Fund shares during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the next page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to June 28, 2002, which is the date on which Batterymarch assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.


USAA Capital Growth Fund - 6

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                  SINCE
                                                                 INCEPTION
                                               PAST 1 YEAR       10/27/00
--------------------------------------------------------------------------------
Return Before Taxes                               -27.65%         -33.11%

Return After Taxes on Distributions               -27.65%         -33.11%

Return After Taxes on Distributions
and Sale of Fund Shares                           -16.98%         -25.08%
--------------------------------------------------------------------------------

Russell 2000(R)Growth Index*
(reflects no deduction for fees,
expenses, or taxes)                               -30.26%         -24.13%+

--------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds Index**
(reflects no deduction for taxes)                 -27.63%         -22.92%+
--------------------------------------------------------------------------------

  * The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  ** The Lipper Small-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category, which typically includes mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

  + The performance of the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index is calculated with a commencement date of October 31, 2000, while the Fund's inception date is October 27, 2000. There may be a slight variation in the comparative performance numbers due to this difference.

                                                                 7 -  Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and return information for this Fund through our USAA.COM web site once you have established Internet access. See page 19 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ---------------------------------------------
     [ARROW]        FUND NUMBER       72

     [ARROW]        TICKER SYMBOL     USCGX

     [ARROW]        NEWSPAPER SYMBOL  CapGr
     ---------------------------------------------

FEES AND EXPENSES

     This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

USAA Capital Growth Fund - 8

--------------------------------------------------------------------------------

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or credits from fee offset arrangements, during the past fiscal year ended July 31, 2003, and are calculated as a percentage of average net assets (ANA).

      MANAGEMENT        DISTRIBUTION           OTHER         TOTAL ANNUAL
         FEES           (12B-1) FEES          EXPENSES     OPERATING EXPENSES
     ---------------------------------------------------------------------------
         .85%a              None               1.56%           2.41%b,c

a A performance fee adjustment did not impact the base management fee for the most recent fiscal year.

b Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding fee offset arrangements. For the fiscal year ended July 31, 2003, these fee offset arrangements decreased the total annual operating expense ratio by 0.07%.

c We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.00% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                              Actual Total Annual
       Total Annual                           Operating Expenses
        Operating         Reimbursement             After
        Expenses           From IMCO            Reimbursement
     --------------------------------------------------------------
         2.41%               1.41%                  1.00%

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE OF EFFECT OF FUND'S OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming

                                                                 9 -  Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

     (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and
     (3) you redeem all of your shares at the end of the periods shown.

       1 YEAR      3 YEARS      5 YEARS       10 YEARS
     ----------------------------------------------------
        $244         $751        $1,285        $2,746


FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal strategy is the investment of its assets primarily in equity securities of companies with the prospect of rapidly growing earnings. Many of these investments will be in companies with small-market capitalizations. The term "equity securities" is generally used to include common stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     Batterymarch may need to actively and frequently trade Fund securities to achieve the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on market conditions. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

     STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to

USAA Capital Growth Fund - 10

--------------------------------------------------------------------------------

     run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     SMALL-CAP COMPANY RISK. The Fund invests in small-cap equity securities. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

     MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve

                                                                11 -  Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

        exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     Batterymarch invests in companies that it believes have above-average sales and earnings growth potential. These companies tend to be in the small- and mid-capitalization categories, but Batterymarch will also invest in large-capitalization companies where appropriate. Batterymarch seeks companies that are well positioned to take advantage of emerging, long-term social and economic trends and have adequate financial resources to sustain their growth. Batterymarch may invest through initial public offerings of companies meeting these criteria. Companies will also be sold if they fail to realize their growth potential or if there are more attractive opportunities elsewhere.

     For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 32.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     -------------------------------------------------------------
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $45 BILLION AS OF OCTOBER 31, 2003
     -------------------------------------------------------------


USAA Capital Growth Fund - 12

--------------------------------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Small-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of eighty-five one hundredths of one percent (0.85%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund commenced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of

                                                                13 -  Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

     which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

       OVER/UNDER PERFORMANCE          ANNUAL ADJUSTMENT RATE
        RELATIVE TO INDEX         (IN BASIS POINTS AS A PERCENTAGE
        (IN BASIS POINTS) 1       OF THE FUND'S AVERAGE NET ASSETS)
     -------------------------------------------------------------------
         +/- 100 to 400                      +/- 4
         +/- 401 to 700                      +/- 5
        +/- 701 and greater                  +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     For the most recent fiscal year, the performance adjustment did not affect the base management fee.

     We have agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. As a result of reimbursements made to the Fund for the fiscal year ended July 31, 2003, we did not receive any management fees.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into an Investment Subadvisory Agreement with Batterymarch, under which Batterymarch provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

     Batterymarch is located at 200 Clarendon Street, Boston, Massachusetts 02116 and has been in the investment manage-

USAA Capital Growth Fund - 14

--------------------------------------------------------------------------------

     ment business since 1969. As of September 30, 2003, Batterymarch had approximately $9.2 billion in assets under management.

     Batterymarch is compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGER

     William L. Elcock, chief executive officer and senior portfolio manager, manages the firm's business operations with overall responsibility for all major management decisions. He remains close to the firm's investment process, spending a significant portion of his time directing Batterymarch's U.S. investment strategies. Mr. Elcock has 20 years of investment experience. He joined Batterymarch in 1984, serving as an assistant portfolio manager and then a research analyst before becoming a portfolio manager. In 2001, he assumed additional senior management responsibilities as deputy chief executive officer. He was named chief executive officer in 2002. Mr. Elcock holds a BA from the University of New Hampshire and an MBA from Suffolk University.

     The Fund's strategy is managed on a team basis with Mr. Elcock as chairperson of the team.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. In this connection, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

                                                                15 -  Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions. You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You

USAA Capital Growth Fund - 16

--------------------------------------------------------------------------------

     should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See "TAXES" on page 28 for additional tax information.

                                                                17 -  Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with broker-dealers and sub-transfer agents (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

USAA Capital Growth Fund - 18

--------------------------------------------------------------------------------

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 per transaction minimum, per account.

     InveStart(R)

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY...

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

                                                                19 -  Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

     PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family


USAA Capital Growth Fund - 20

--------------------------------------------------------------------------------

        of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 1-800-531-8343
     (IN SAN ANTONIO, 456-7214)

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST

                                                                21 -  Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

     RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

     * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

     * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the

USAA Capital Growth Fund - 22

--------------------------------------------------------------------------------

     name(s) on the account registration, and (3) Social Security/ other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

     USAA BROKERAGE SERVICES

     * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     FUND RIGHTS

     The Fund reserves the right to:

     * reject or restrict purchase or exchange orders when in the best interest of the Fund

     * limit or discontinue the offering of shares of the Fund without notice to the shareholders

                                                                23 -  Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

     *  calculate the NAV per share on a business day that the NYSE is closed

     * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Directors and the required notice has been given to shareholders

     * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

     *  redeem an account with less than ten shares, with certain limitations

     * restrict or liquidate an account when necessary or appropriate to comply with federal law


EXCHANGES

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange

USAA Capital Growth Fund - 24

--------------------------------------------------------------------------------

     between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The Fund has undertaken certain procedures regarding telephone transactions as described on page 22.

     EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge.

                                                                25 -  Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

     The Fund's NAV per share is calculated as of the close of the NYSE, which is usually 4 p.m. Eastern Time, each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     -------------------------------------------------------------
                                    TOTAL ASSETS - LIABILITIES
     [ARROW]  NAV PER SHARE    =   -----------------------------
                                         NUMBER OF SHARES
                                            OUTSTANDING
     -------------------------------------------------------------

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales of official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will

USAA Capital Growth Fund - 26

--------------------------------------------------------------------------------

     consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Board of Directors has approved the use of a fair value pricing service to provide fair value adjustments to assist us with the fair value pricing of the Fund's foreign securities.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-

                                                                27 -  Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

     distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. Under recently enacted tax laws, a 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges between May 6, 2003, and March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

USAA Capital Growth Fund - 28

--------------------------------------------------------------------------------

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of those dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:


     *  underreports dividend or interest income or

     *  fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

                                                                29 -  Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     For your convenience, log on to USAA.COM and sign up to receive your statements, confirms, financial reports, and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal year ended July 31, 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund from inception through July 31, 2001, was audited by another independent public accounting firm.

USAA Capital Growth Fund - 30

--------------------------------------------------------------------------------

                                 YEAR ENDED JULY 31,          PERIOD ENDED
                                2003            2002         July 31, 2001*
                             ---------------------------------------------------
Net asset value at
  beginning of period        $    4.26         $    6.30        $    10.00
                             ---------------------------------------------------
Income (loss) from investment
  operations:
  Net investment loss             (.01)a           (.04)a             (.04)a

  Net realized and
     unrealized gain (loss)       1.17a            (2.00)a           (3.66)a
                             ---------------------------------------------------
Total from investment
  operations                      1.16a            (2.04)a           (3.70)a
                             ---------------------------------------------------
Net asset value at
  end of period              $    5.42         $    4.26       $      6.30
                             ===================================================
Total return (%) **              27.23            (32.54)           (37.00)

Net assets at end
  of period (000)            $  45,995         $  28,301        $   26,544

Ratio of expenses to
  average net assets (%) **       1.00c,d           1.00c,d           1.85b,c,d

Ratio of expenses to average
  net assets, excluding
  reimbursements (%) **           2.41c             2.54c             2.43b,c

Ratio of net investment loss
  to average net assets (%) **    (.28)             (.69)             (.84)b

Portfolio turnover (%)          151.07            188.09              8.49

*  Fund commenced operations on October 27, 2000.

** For the year ended July 31, 2003, average net assets were $32,110,000.

a Calculated using average shares. For the year ended July 31, 2003, average shares were 7,254,000.

b Annualized. The ratio is not necessarily indicative of 12 months of operations.

c Reflects total expenses, excluding any fee offset arrangements, which decreased the Fund's expense ratios as follow:
                                  (.07)%             -                  -

d Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.85%.

                                                                 31 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE CAPITAL GROWTH FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

     AMERICAN DEPOSITARY RECEIPTS (ADRS)

     The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     CONVERTIBLE SECURITIES

     The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

     FORWARD CURRENCY CONTRACTS

     The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

USAA Capital Growth Fund - 32

--------------------------------------------------------------------------------

     FUTURES AND OPTIONS

     Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

     ASSET COVERAGE

     The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts.

     GLOBAL DEPOSITARY RECEIPTS (GDRS)

     The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     LENDING OF SECURITIES

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-

                                                                 33 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

     MONEY MARKET INSTRUMENTS

     The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

     OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

     ADDITIONAL  INFORMATION  ABOUT  THE  FUND'S  INVESTMENT  POLICIES  AND  THE
     SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Capital Growth Fund - 34

                                      NOTES

                                                                 35 - Prospectus

                                      NOTES
USAA Capital Growth Fund - 36

--------------------------------------------------------------------------------

                                      NOTES

                                                                 37 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

     If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Capital Growth Fund - 38

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825


                        CUSTODIAN      State Street Bank and Trust Company
                                       P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.


                      FOR ACCOUNT      1-800-531-8448 (in San Antonio, 456-7202)
         SERVICING, EXCHANGES, OR
                      REDEMPTIONS


                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      1-800-531-8066 (in San Antonio, 498-8066)


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       1-800-531-8777 (IN SAN ANTONIO, 498-8777)

                  INTERNET ACCESS      USAA.COM


Investment Company Act File No. 811-2429

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
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                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

------------------------------------------------------------------------------

[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES



36837-1203                                   (C)2003, USAA. All Rights reserved.

                                     Part A



                               Prospectus for the
                                   Value Fund
                               is included herein

[USAA EAGLE LOGO (R)]


                   USAA  VALUE FUND

                   USAA
            INVESTMENTS

                              [GRAPHIC OMITTED]


             ONE OF THE
            USAA FAMILY
             OF NO-LOAD
           MUTUAL FUNDS

                         P  R  O  S  P  E  C  T  U  S

--------------------------------------------------------------------------------

DECEMBER 1, 2003         As with other mutual funds, the Securities and Exchange
                         Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

     WHAT IS THE FUND'S INVESTMENT OBJECTIVE
     AND MAIN STRATEGY?                                     3

     WHAT ARE THE MAIN RISKS OF INVESTING
     IN THIS FUND?                                          3

     COULD THE VALUE OF YOUR INVESTMENT
     IN THIS FUND FLUCTUATE?                                4

     FEES AND EXPENSES                                      8

     FUND INVESTMENTS                                      10

     FUND MANAGEMENT                                       12

     USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM           15

     HOW TO INVEST                                         16

     HOW TO REDEEM                                         20

     IMPORTANT INFORMATION ABOUT PURCHASES
     AND REDEMPTIONS                                       22

     EXCHANGES                                             23

     SHAREHOLDER INFORMATION                               25

     FINANCIAL HIGHLIGHTS                                  30

     APPENDIX A                                            32

     ADDITIONAL FUND INFORMATION                           38


USAA  Value Fund - 2

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND MAIN STRATEGY?

     The Fund's investment objective is long-term growth of capital. The Fund's strategy to achieve this objective is investing primarily in equity securities of companies that are considered to be undervalued.

     The Fund's Board of Directors may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We have retained Westwood Management Corporation (Westwood) to serve as subadviser of the Fund. Westwood is responsible for investing the Fund's assets.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 10 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?

     The primary risks of investing in this Fund are stock market risk and management risk.

     * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations.

     * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

     Another risk described later in the prospectus is the risk of investing in foreign securities.

                                                                  3 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

     As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. Because the Fund emphasizes a "value" style of investing, changes in the financial condition or prospects of specific companies may result in the individual stocks of the companies selected by the Fund to decline in value. This may result in a decline in the value of the Fund as well.

     The following bar chart illustrates the Fund's performance for the one full calendar year since inception and gives some indication of the risk of investing in this Fund.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

USAA  Value Fund - 4

--------------------------------------------------------------------------------

[BAR CHART]

               CALENDAR YEAR                      TOTAL RETURN
                    2002*                           -18.31%

                    * FUND BEGAN OPERATIONS ON AUGUST 3, 2001.


                          NINE-MONTH YTD TOTAL RETURN
                                12.42% (9/30/03)

     BEST QUARTER**                                          WORST QUARTER**
     21.88% 4th Qtr. 2001                              -16.48% 3rd Qtr. 2002

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned Fund shares during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return

                                                                  5 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

     after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the next page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to June 28, 2002, which is the date on which Westwood assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

USAA  Value Fund - 6

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                    SINCE
                                                                  INCEPTION
                                                 PAST 1 YEAR        8/3/01
--------------------------------------------------------------------------------
Return Before Taxes                                -18.31%         -6.31%

Return After Taxes on Distributions                -18.56%         -6.59%

Return After Taxes on Distributions
and Sale of Fund Shares                            -11.24%         -5.16%
--------------------------------------------------------------------------------

Russell 3000(R)Value Index*
(reflects no deduction for fees,
expenses, or taxes)                                -15.18%        -13.29%+

--------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds
Index** (reflects no deduction
for taxes)                                         -17.61%        -14.43%+
--------------------------------------------------------------------------------

 * The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

 ** The Lipper Multi-Cap Value Funds Index tracks the total return performance of the 30 largest funds within the Lipper Multi-Cap Funds category.

 + The performance of the Lipper Multi-Cap Value Funds Index and the Russell 3000 Value Index is calculated with a commencement date of July 31, 1997, while the Fund's inception date is August 3, 2001. There may be a slight variation in the comparative performance numbers due to this difference.

                                                                  7 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and return information for this Fund through our USAA.COM web site once you have established Internet access. See page 18 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ----------------------------------------------
     [ARROW]   FUND NUMBER       76

     [ARROW]   TICKER SYMBOL     UVALX

     [ARROW]   NEWSPAPER SYMBOL  ValueFd
     ------------------------------------------------


FEES AND EXPENSES

     This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

USAA  Value Fund - 8

--------------------------------------------------------------------------------

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursements or credits from fee offset arrangements, during the past fiscal year ended July 31, 2003, and are calculated as a percentage of average net assets (ANA).

   MANAGEMENT        DISTRIBUTION          OTHER            TOTAL ANNUAL
     FEES            (12B-1) FEES         EXPENSES       OPERATING EXPENSES
--------------------------------------------------------------------------------
     .79%a              None                .67%               1.46%b,c

 a A performance fee adjustment increased the base management fee of 0.75% by 0.04% for the most recent fiscal year.

 b Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding fee offset arrangements. For the fiscal year ended July 31, 2003, these fee offset arrangements decreased the total annual operating expense ratio by 0.04%.

 c We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.15% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                  Actual Total Annual
         Total Annual                             Operating Expenses
          Operating            Reimbursement             After
          Expenses               From IMCO           Reimbursement
     --------------------------------------------------------------------
            1.46%                  .31%                  1.15%

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES  SOME  MUTUAL  FUNDS  CHARGE  THESE  FEES  TO  PAY  FOR
             ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE OF EFFECT OF FUND'S OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming

                                                                  9 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

     (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and
     (3) you redeem all of your shares at the end of the periods shown.

         1 YEAR      3 YEARS      5 YEARS      10 YEARS
     ----------------------------------------------------
          $149         $462         $797        $1,746


FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal strategy is the investment of its assets primarily in equity securities of companies that are considered to be undervalued. The term "equity securities" is generally used to include common stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

USAA  Value Fund - 10

--------------------------------------------------------------------------------

     [ARROW] WHAT IS A VALUE FUND?

     Value investing is bargain shopping based upon certain criteria. A value fund is one in which the portfolio manager searches for securities that are believed to not reflect the true value in the securities' current share price. However, over time the share price may increase as the market recognizes the overall value of the company. These types of securities are often referred to as being "undervalued," and the stocks' share prices are typically below average in comparison to such factors as earnings and book value.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

                                                                 11 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     Westwood invests in companies that it believes have the potential for above-average growth in revenues and earnings and that it believes are undervalued in relation to long-term earning power or other factors. Westwood may reduce or sell the Fund's investments in companies if it believes the security no longer has that potential.

     For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 32.


FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     ---------------------------------------------------------
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $45 BILLION AS OF OCTOBER 31, 2003
     ---------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified.

USAA  Value Fund - 12

--------------------------------------------------------------------------------

     We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Multi-Cap Value Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund commenced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

         OVER/UNDER PERFORMANCE          ANNUAL ADJUSTMENT RATE
          RELATIVE TO INDEX        (IN BASIS POINTS AS A PERCENTAGE
          (IN BASIS POINTS) 1      OF THE FUND'S AVERAGE NET ASSETS)
     --------------------------------------------------------------------
         +/- 100 to 400                           +/- 4
         +/- 401 to 700                           +/- 5
       +/- 701 and greater                        +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

                                                                 13 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

     For the most recent fiscal year, the performance adjustment increased the base management fee by 0.04%.

     We have agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.15% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for fiscal year ended July 31, 2003, including the effect of the performance adjustment and reimbursements to the Fund, was equal to 0.48% of average net assets.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into an Investment Subadvisory Agreement with Westwood, under which Westwood provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

     Westwood is located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201 and has been in the investment management business since 1983. As of September 30, 2003, Westwood had approximately $3.6 billion in assets under management.

     Westwood is compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGER

     Susan M. Byrne, chairman and chief investment officer of Westwood since 1983, has 33 years of experience and is responsible for the day-to-day management of the assets of this Fund.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of

USAA  Value Fund - 14

--------------------------------------------------------------------------------

     Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. In this connection, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may

                                                                 15 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

     include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

USAA  Value Fund - 16

--------------------------------------------------------------------------------

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See "TAXES" on page 27 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with broker-dealers and sub-transfer agents (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not

                                                                 17 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

     accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     *  $3,000 [$2,000 for IRAs].

     * Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

     ADDITIONAL PURCHASES

     *  $50 per transaction minimum, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY...

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

USAA  Value Fund - 18

--------------------------------------------------------------------------------

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

     PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for

                                                                 19 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

        your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 1-800-531-8343
     (IN SAN ANTONIO, 456-7214)

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.


HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

USAA  Value Fund - 20

--------------------------------------------------------------------------------

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

                 REGULAR MAIL:
                 USAA Investment Management Company
                 P. O. Box 659453
                 San Antonio, TX 78265-9825

                 REGISTERED OR EXPRESS MAIL:
                 USAA Investment Management Company
                 9800 Fredericksburg Road
                 San Antonio, TX 78240

     * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

     * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

     * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated

                                                                21 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------


     by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/ other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

     USAA BROKERAGE SERVICES

     * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).


USAA  Value Fund - 22

--------------------------------------------------------------------------------

     FUND RIGHTS

     The Fund reserves the right to:

     * reject or restrict purchase or exchange orders when in the best interest of the Fund

     * limit or discontinue the offering of shares of the Fund without notice to the shareholders

     *  calculate the NAV per share on a business day that the NYSE is closed

     * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Directors and the required notice has been given to shareholders

     * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

     *  redeem an account with less than ten shares, with certain limitations

     * restrict or liquidate an account when necessary or appropriate to comply with federal law

EXCHANGES

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock

                                                                23 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

     certificate form and the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The Fund has undertaken certain procedures regarding telephone transactions as described on page 21.

     EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

USAA  Value Fund - 24

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE, which is usually 4 p.m. Eastern Time, each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     -------------------------------------------------------------
                                    TOTAL ASSETS - LIABILITIES
     [ARROW]  NAV PER SHARE    =   -----------------------------
                                         NUMBER OF SHARES
                                            OUTSTANDING
     -------------------------------------------------------------

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected

                                                                25 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

     in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Board of Directors has approved the use of a fair value pricing service to provide fair value adjustments to assist us with the fair value pricing of the Fund's foreign securities.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional

USAA  Value Fund - 26

--------------------------------------------------------------------------------

     distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. Under recently enacted tax laws, a 15% maximum federal income tax rate will apply (1) through 2008 to an individual

                                                                27 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

     shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges between May 6, 2003, and March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of those dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

     *  underreports dividend or interest income or

     *  fails to certify that he or she is not subject to backup withholding.

USAA  Value Fund - 28

--------------------------------------------------------------------------------

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     For your convenience, log on to USAA.COM and sign up to receive your statements, confirms, financial reports, and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

                                                                29 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal year ended July 31, 2003, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund from inception through July 31, 2002, was audited by another independent public accounting firm.

USAA  Value Fund - 30

--------------------------------------------------------------------------------

                                               YEAR ENDED        PERIOD ENDED
                                              JULY 31, 2003     JULY 31, 2002*
                                              ----------------------------------

Net asset value at beginning of period          $    9.63         $   10.00
                                              ----------------------------------
Income (loss) from investment operations:
  Net investment income                               .14               .02b
  Net realized and unrealized gain (loss)             .29              (.36)b
                                              ----------------------------------
Total from investment operations                      .43              (.34)b
                                              ----------------------------------
Less distributions:
  From net investment income                         (.07)             (.01)
  From realized capital gains                        (.00)d            (.02)
                                              ----------------------------------
Total distributions                                  (.07)             (.03)
                                              ----------------------------------
Net asset value at end of period                $    9.99         $    9.63
                                              ==================================
Total return (%) **                                  4.57             (3.40)

Net assets at end of period (000)               $  78,388         $  63,883

Ratio of expenses to
  average net assets (%) ***                         1.15c,e           1.15a,c,e

Ratio of expenses to average net assets,
  excluding reimbursements (%) ***                   1.46c             1.48a,c

Ratio of net investment income
  to average net assets (%) ***                      1.66               .20a

Portfolio turnover (%)                              99.80            162.94

*    Fund commenced operations on August 3, 2001.

** Assumes reinvestment of all net investment income and realized capital gain distributions during the period. Calculated using net assets adjusted for last day trades and could differ from the Lipper reported return.

***  For the year ended July 31, 2003, average net assets were $66,247,000.

a Annualized. The ratio is not necessarily indicative of 12 months of operations.

b    Calculated based on average shares.

c    Reflects total expenses, excluding any fee offset arrangements, which
     decreased the Fund's expense ratio as follows:  (.04)%            -

d    Represents less than $0.01 per share.

e Effective August 3, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.15% of the Fund's average net assets.

                                                                31 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE VALUE FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:


     AMERICAN DEPOSITARY RECEIPTS (ADRS)

     The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     CONVERTIBLE SECURITIES

     The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

     FORWARD CURRENCY CONTRACTS

     The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

USAA  Value Fund - 32

--------------------------------------------------------------------------------

     FUTURES AND OPTIONS

     Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

     ASSET COVERAGE

     The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts.

     GLOBAL DEPOSITARY RECEIPTS (GDRS)

     The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     LENDING OF SECURITIES

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or

                                                                33 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

     MONEY MARKET INSTRUMENTS

     The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

     OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

     ADDITIONAL  INFORMATION  ABOUT  THE  FUND'S  INVESTMENT  POLICIES  AND  THE
     SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA  Value Fund - 34

                                     NOTES
                                                                 35 - Prospectus

                                     NOTES
USAA  Value Fund - 36

                                     NOTES
                                                                 37 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

     If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA  Value Fund - 38

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825


                        CUSTODIAN      State Street Bank and Trust Company
                                       P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.


                      FOR ACCOUNT      1-800-531-8448 (in San Antonio, 456-7202)
         SERVICING, EXCHANGES, OR
                      REDEMPTIONS


                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      1-800-531-8066 (in San Antonio, 498-8066)


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       1-800-531-8777 (IN SAN ANTONIO, 498-8777)

                  INTERNET ACCESS      USAA.COM


Investment Company Act File No. 811-2429

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                         Paper

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EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
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[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES



38854-1203                                  (C)2003, USAA. All rights reserved.

                                     Part B


                   Statement of Additional Information for the
           Aggressive Growth Fund, Growth Fund, Growth & Income Fund,
             Income Stock Fund, Income Fund, Short-Term Bond Fund,
                  Money Market Fund, Science & Technology Fund,
        First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield
         Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund,
                                 and Value Fund

                               is included herein


                 Not included in this Post-Effective Amendment
               is the Statement of Additional Information for the
                S&P 500 Index Fund, Extended Market Index Fund,
                           and Nasdaq-100 Index Fund

[USAA        USAA                                    STATEMENT OF
EAGLE        MUTUAL                                  ADDITIONAL INFORMATION
LOGO (R)]    FUND, INC.                              DECEMBER 1, 2003

--------------------------------------------------------------------------------

                             USAA MUTUAL FUND, INC.

USAA MUTUAL FUND, INC. (the Company) is a registered investment company offering shares of seventeen no-load mutual funds, fourteen of which are described in this statement of additional information (SAI): the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Stock Fund, Income Fund, Short-Term Bond Fund, Money Market Fund, Science & Technology Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund, and Value Fund (collectively, the Funds). Each Fund is classified as diversified.

     You may obtain a free copy of a prospectus dated December 1, 2003, for each Fund by writing to USAA Mutual Fund, Inc., 9800 Fredericksburg Road, San
Antonio, TX 78288, or by calling toll free 1-800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds and should be read in conjunction with each Fund's prospectus.

     The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended July 31, 2003, are included in the accompanying annual report to shareholders of that date and are incorporated herein by reference.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

         PAGE
         2        Valuation of Securities
         3        Conditions of Purchase and Redemption
         3        Additional Information Regarding Redemption of Shares
         4        Investment Plans
         6        Investment Policies
         19       Investment Restrictions
         21       Portfolio Transactions
         25       Description of Shares
         26       Tax Considerations
         28       Directors and Officers of the Company
         35       The Company's Manager
         44       General Information
         45       Calculation of Performance Data
         50       Appendix A - Long-Term and Short-Term Debt Ratings
         55       Appendix B - Comparison of Portfolio Performance
         59       Appendix C - Dollar-Cost Averaging
         60       Appendix D - USAA Family of No-Load Mutual Funds
         61       Appendix E - Investing In An IRA

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

     The value of the securities of each Fund (other than the Money Market Fund) is determined by one or more of the following methods:

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund's foreign securities, then the Manager, under valuation procedures approved by the Board of Directors, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Board of Directors has approved the use of a fair value pricing service to provide fair value adjustments to assist the Manager with the fair value pricing of the Fund's foreign securities.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their NAV at the end of each business day. Futures contracts are valued on the basis of last sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith at fair value using valuation procedures approved by the Board of Directors.

     The value of the Money Market Fund's securities is stated at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Directors has established procedures designed to stabilize the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Directors will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Directors may cause the redemption of an account with a balance of less than ten shares of the Aggressive Growth, Growth, Growth & Income, Income Stock, Income, Short-Term Bond, Science & Technology, First Start Growth, High-Yield Opportunities, Intermediate-Term Bond, Small Cap Stock, Capital Growth, or Value Funds and less than 500 shares of the Money Market Fund provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time the account was established, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to your last known address.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Company's investments or determination of its net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual protection of the investor and the Funds, the Company may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Short-Term Bond Fund or Money Market Fund may request that checks be issued for their accounts. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

     Checks issued to shareholders of either Fund will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owner(s) will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an account in the Short-Term Bond Fund may be returned for insufficient funds if the NAV per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of the account in either the Short-Term Bond Fund or Money Market Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company an affiliate of Mellon Bank, N.A. (Boston Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Company reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Company, the Transfer Agent, and Boston Safe each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Money Market Fund may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Company makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTART(R) - A no initial investment purchase plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account. For the First Start Growth, Income, Short-Term Bond and Money Market Funds, the minimum monthly addition is $20.

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one Fund be used to purchase shares automatically in another fund.

     Participation in these automatic purchase plans allows you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares with a value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA).

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of USAA Mutual Fund, Inc. and USAA Investment Trust.

     Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, 9800 Fredericksburg Road, San Antonio, TX 78288. USAA Federal Savings Bank serves as Custodian for these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

     An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

     Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) cannot be changed without shareholder approval, except for the High-Yield Opportunities, Intermediate-Term Bond, Small Cap Stock, Capital Growth, and Value Funds. The investment objective(s) for these Funds is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective of the High-Yield Opportunities, Intermediate-Term Bond, Small Cap Stock, Capital Growth, or Value Funds, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

TAX-EXEMPT SECURITIES

These securities include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in  commercial  paper  issued in reliance  on the  "private
placement"  exemption  from  registration   afforded  by  Section  4(2)  of  the
Securities Act of 1933 (Section 4(2) Commercial Paper).  Section 4(2)

Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the Securities Act of 1933 (1933
Act). Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

     Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The Income, Short-Term Bond, Money Market, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Directors has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days ("Demand Feature Securities") and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading or similar factors ("other securities") may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, among other things, consider the following factors established by the Board of Directors: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the "Put Provider") issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

     Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Directors.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the Funds, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming a constant prepayment rate (CPR) for the life of the mortgages or assets backing the security. The CPR for a security can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.

     Finally, for purposes of calculating the dollar weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

     The Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

EURODOLLAR AND YANKEE OBLIGATIONS

The High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest a portion of their assets in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

MASTER DEMAND NOTES

The High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund's assets in master demand notes only if the Fund's Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

PERIODIC AUCTION RESET BONDS

The High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodi-cally through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

     Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

SYNTHETIC INSTRUMENTS

The High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt status. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Company's Board of Directors and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Company equal at all times to at least 100% of the value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Fund may terminate a loan at any time.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

     The convertible securities in which the Funds will invest (except the Income, Short-Term Bond, and Intermediate-Term Bond Funds) may be rated below investment grade as determined by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P), or unrated but judged by the Manager or the applicable

Subadviser to be of comparable quality (commonly called junk bonds). For a more complete description of debt ratings, see APPENDIX A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer's creditworthiness. As a result, their market prices tend to fluctuate more than higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund's ability to timely and accurately value and dispose of lower-quality securities may also be affected by the absence or periodic discontinuance of liquid trading markets.

FOREIGN SECURITIES

The Aggressive Growth, Growth, Growth & Income, Income Stock, First Start Growth, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may invest up to 20% of their assets and the Science & Technology Fund may invest up to 30% of its assets in foreign securities purchased in either foreign or U.S. markets, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.
Investing in foreign securities poses unique risks: currency-exchange-rate fluctuations; foreign-market illiquidity; increased-price volatility; exchange-control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political instability; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

     Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

     Investing in securities of foreign issuers presents certain other risks not present in domestic investments, including different accounting, reporting, and disclosure requirements for foreign issuers, possible political or social instability, including policies of foreign governments which may affect their respective equity markets, and foreign taxation requirements including withholding taxes.

FORWARD CURRENCY CONTRACTS

The Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, First Start Growth, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

     The Funds may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

     The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for the Funds to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Funds are obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency the Funds is obligated to deliver. The Funds are not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

     Although the Funds value their assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

EQUITY SECURITIES

Each Fund (except the Short-Term Bond, Intermediate-Term Bond, and Money Market Funds) may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

ILLIQUID SECURITIES

Each Fund may invest up to 15% (except the Money Market Fund, which may only invest up to 10%) of its net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which a Fund has valued the securities.

ADJUSTABLE-RATE SECURITIES

The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates. A Fund will not use derivatives for speculative purposes or as leveraged investments that magnify the risks of an investment.

VARIABLE-RATE AND FLOATING-RATE SECURITIES

The Income, Short-Term Bond, Money Market, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

VARIABLE-RATE DEMAND NOTES

Each Fund may invest in securities that provide the right, on any business day, to sell the security at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

     Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund.

     On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Company's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

The Income, Short-Term Bond, Intermediate-Term Bond and High-Yield Opportunities Funds may invest in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Aggressive Growth, Growth, Growth & Income, Income, Income Stock, Science & Technology, First Start Growth, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may invest their assets in equity securities of REITs, these Funds may also be subject to certain risks associated with direct investments in real estate. In addition, the Short-Term Bond, Income, High-Yield Opportunities, and Intermediate-Term Bond Funds may invest a portion of their assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the High-Yield Opportunities Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 net asset value per share, i.e., "money market" funds. In addition, each Fund (except the Money Market Fund) may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.

ZERO COUPON BONDS

A zero coupon bond is a security that is sold at a deep discount from its face value ("original issue discount"), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

DERIVATIVES

Each Fund (other than the Money Market Fund) may buy and sell certain types of derivatives, such as futures contracts, options on currencies, securities and securities indexes, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund's investment objective. A Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as futures contracts, options on currencies, securities and securities indexes, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

     The Manager or the applicable Subadviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Each Fund (other than the Money Market Fund) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Company's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with Securities and Exchange Commission guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

Each Fund (other than the Aggressive Growth Fund, the Growth Fund, the Income Fund and the Money Market Fund) may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

Each Fund (other than the Money Market Fund) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, a Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

     Non-hedging strategies typically involve special risks. The profitability of each Fund's non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Management of the Company has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

Each Fund (other than the Money Market Fund) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

     Each Fund (other than the Money Market Fund) may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

MORTGAGE-BACKED SECURITIES

The Income, Money Market, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool.
Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

     The Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), commercial mortgage-backed securities interest only (CMBS IOs), and mortgage dollar rolls.

     CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

     CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

     SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO"class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Funds (except the High-Yield Opportunities Fund) will only purchase CMBS IOs rated AA and higher.

     In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

ASSET-BACKED SECURITIES

The Income, Money Market, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in asset-backed securities (ABS). Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds, such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

     On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

     The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

HYBRID INSTRUMENTS

The High-yield Opportunities Fund may invest in hybrid instruments (a type of potentially high-risk derivative), which can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the High-Yield Opportunities Fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Company for, and are applicable to, each Fund as indicated. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or
(2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

     Each of the Aggressive Growth, Growth, Income, and Money Market Funds may not:

(1) Purchase or retain securities of any issuer if any officer or Director of the Company or its Manager own individually more than one-half of one percent (1/2%) of the securities of that issuer, and collectively the officers and Directors of the Company and Manager together own more than 5% of the securities of that issuer.

(2) Purchase from or sell to any officer or Director of the Company or its Manager any securities other than shares of the capital stock of the Funds.

(3) Underwrite securities of other issuers, except that the Company may be deemed to be a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(4) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(5)  Invest in companies for the purpose of exercising control or  management.

(6) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

(7) Invest in warrants more than 2% of the value of its assets, taken at the lower of cost or market value. Warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value.

(8) Mortgage, pledge, or hypothecate any of its assets. A security covered by a call is not considered pledged.

(9) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry. Banks are not considered a single industry for purposes of this policy (solely with respect to the Money Market Fund), nor shall this limitation apply to securities issued or guaranteed by the U.S. government or its corporate instrumentalities.

(10) Invest more than 5% of the value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any closed-end investment company.

(11) Purchase or sell commodities, except that each Fund may invest in financial futures contracts, options thereon, and other similar instruments.

(12) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

(13) Engage in margin transactions or arbitrage or short sales, or in put, call, straddle, or spread activities.

(14) Allow its Manager or officers or Directors of itself or its Manager to take long or short positions in shares of a Fund, except that such persons may purchase shares for their own account for investment purposes only at the price available to the public at the moment of such purchase.

(15) Change the nature of its business so as to cease to be an investment company.

(16) Issue senior securities, except as permitted under the 1940 Act.

     In addition, with respect to the Money Market Fund's exclusion of investment in banks for purposes of industry concentration limits contained in investment restriction 9, certificates of deposit, time deposits, banker's acceptances, and other similar money market instruments issued by domestic banks may be excluded from the industry concentration limits set forth in that restriction.

     Each of the Growth & Income, Income Stock, and Short-Term Bond Funds may not:

(1) Underwrite securities of other issuers, except that the Company may be deemed to be a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(2) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(3) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

(4) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry. This limitation shall not apply to securities issued or guaranteed by the U.S. government or its corporate instrumentalities.

(5) Purchase or sell commodities, except that each Fund may invest in financial futures contracts, options thereon, and other similar instruments.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

(7) Change the nature of its business so as to cease to be an investment company.

(8)  Issue senior securities, except as permitted under the 1940 Act.

     Each of the Science & Technology, First Start Growth, Intermediate-Term Bond, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may not:

(1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(2) Invest 25% or more of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. government and its agencies or instrumentalities.

(3)  Issue senior securities, except as permitted under the 1940 Act.

(4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

(6) Purchase or sell commodities, except that each Fund may invest in financial futures contracts, options thereon, and similar instruments.

(7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     With respect to each Fund's concentration policies as described, the Manager and Subadvisers, where applicable, use various recognized industry classifications services including, but not limited to industry classifications established by Standard & Poor's, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

     Each of the following Funds has an investment policy that requires it to invest at least 80% of its assets in the type of security suggested by its name:
High-Yield Opportunities Fund invests at least 80% of its assets in high yield securities; Income Stock Fund invests at least 80% of its assets in stocks; Intermediate-Term Bond Fund invests at least 80% of its assets in debt securities; Science & Technology Fund invests at least 80% of its assets in securities of companies expected to benefit from the development and use of scientific and technological advances and improvements; Short-Term Bond Fund invests at least 80% of its assets in debt securities; and Small Cap Stock Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations. To the extent required by SEC rules, each such policy may be changed only upon 60 days' written notice to the applicable Fund's shareholders.

                             PORTFOLIO TRANSACTIONS

The Manager or the applicable Subadviser, subject to the general control of the Company's Board of Directors, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Company's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable subadviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

     The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadvisers. The Company's Board of Directors has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds, the Manager, or the applicable Subadvisers are reasonable and fair. The Company's Board of Directors has authorized the Manager or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     The Company's Board of Directors has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indi-
rectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

     In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager's or the applicable Subadviser's costs.

     In return for such services, a Fund may pay to those brokers a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Company may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Company. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See THE COMPANY'S MANAGER.

     The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

     To the extent permitted by applicable law, and in all instances subject to the Funds' policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses.

     Securities of the same issuer may be purchased, held, or sold at the same time by the Company for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadvisers). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Company, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execu-tion and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

     The Company pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

     During the fiscal year ended July 31, 2003, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

                                             VALUE OF SECURITIES
  REGULAR BROKER-DEALER                      AS OF JULY 31, 2003

Merrill Lynch, Pierce, Fenner & Smith, Inc.
     Growth                                  $         6,063,000
     Growth & Income                         $        16,849,000
     First Start Growth                      $           230,000
     Aggressive Growth                       $         1,185,000
Lehman Bros. Holding Inc.
     Growth                                  $            25,000
     Aggressive Growth                       $           628,000
     First Start Growth                      $            15,000
     Income Stock                            $         2,980,000
Morgan Stanley & Company
     Income Stock                            $        39,345,000
     Income                                  $        10,030,000
Citigroup Global Markets
     Growth                                  $         7,388,000
     First Start Growth                      $         1,464,000
     Aggressive Growth                       $         7,461,000
     Income Stock                            $        59,777,000
Citigroup
     Growth & Income                         $        30,494,000
     Income Stock                            $        14,938,000
     Value                                   $           846,000
Bank One Corp.
     Growth & Income                         $        12,374,000
     Income                                  $        11,849,000
Goldman Sachs
     Growth                                  $           808,000
     First Start Growth                      $           474,000
     Aggressive Growth                       $         2,446,000
     Income Stock                            $        16,730,000
Bank of America
     Income Stock                            $        40,468,000
     Growth & Income
Bear Stearns
     Income Stock                            $        21,939,000
     Value                                   $           777,000
Credit Suisse First Boston
     Money Market                            $        20,015,000

BROKERAGE COMMISSIONS

During the last three fiscal years ended July 31, the Funds paid the following brokerage fees:

  FUND                          2001              2002             2003

Aggressive Growth        $    302,173       $  4,147,594*    $  2,204,739*
Growth                   $  1,565,454       $  2,279,857*    $  1,001,144*
Growth & Income          $    574,117       $  2,172,968*    $  1,804,244*
Income Stock             $    877,793       $  6,680,552*    $  4,064,914*,**
Income                   $        160               --       $     30,120
Science & Technology     $    352,968       $  1,605,306*    $  1,684,400*
First Start Growth       $    182,167       $    530,303*    $    443,667*
High-Yield Opportunities $     10,738       $      3,000     $      4,908
Small Cap Stock          $    130,222       $    538,188*    $    748,266*
Capital Growth           $      6,791       $    178,527*    $    185,939*
Value                             n/a       $    392,979*    $    262,345*

 * A change of investment management resulted in a repositioning of the portfolio at the end of fiscal 2002 that continued into the beginning of fiscal 2003. The repositioning in late June 2002 led to an increase in transactions and related brokerage fees.

 ** The Income Stock Fund changed subadvisers in July 2003, which resulted in a repositioning of the portfolio, which led to an increase in transactions and related brokerage fees.

     During the last three fiscal years ended July 31, the Fund paid the following brokerage fees related to the "science" sector of the Fund to USAA Brokerage Services, an affiliated discount brokerage service of the Manager:

  FUND                          2001              2002             2003
Science & Technology             n/a             $3,491           $12,380*

   * The fiscal 2003 commissions paid were 0.74% of total fund commissions and the related transactions were 3.22% of total fund transactions.

     Marsico Capital Management, LLC, a subadviser of the Aggressive Growth Fund, Growth Fund, and First Start Growth Fund, executed some Fund portfolio transactions through its brokerage affiliate, Banc of America Securities. The Funds paid the following brokerage commissions for such transactions:

 FUND                           2001              2002             2003*
Aggressive Growth                n/a         $  108,729         $   6,930
Growth                           n/a         $   46,622         $   4,196
First Start Growth               n/a         $   18,759         $   1,252

  * The fiscal 2003 commissions paid were less than 1% of total fund commissions and the related transactions were less than 1% of total fund transactions.

     The Manager or the applicable Subadviser directed a portion of the Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended July 31, 2003, such brokerage transactions and related commissions/underwriting concessions amounted to the following:


                                                 COMMISSIONS/UNDERWRITING
 FUND                    TRANSACTION AMOUNT             CONCESSIONS

 Aggressive Growth       $    143,378,926              $     199,213
 Growth                  $    159,886,739              $     155,273
 Growth & Income         $    111,173,731              $     168,323
 Income Stock            $    172,529,918              $     276,964
 Income                  $     22,205,337              $      76,190
 Short-Term Bond         $        949,494              $       3,500
 Science & Technology    $     43,818,683              $     117,975
 First Start Growth      $     28,972,652              $      42,313
 Intermediate-Term Bond  $       864,016               $       3,735
 Small Cap Stock         $     14,332,122              $      34,808
 Capital Growth          $     7,325,632               $      13,912
 Value                   $     15,306,137              $      31,634

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund's (other than the Money Market Fund's) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s).

     The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper, short-term U.S. government securities, and variable rate demand notes (those securities with put date intervals of less than one year) are not considered when computing the turnover rate.

     For the last two fiscal years ended July 31, the Funds' portfolio turnover rates were as follows:

 FUND                               2002                 2003

 Aggressive Growth                 169.84%*            110.24%*
 Growth                            114.41%*             54.10%*
 Growth & Income                    73.52%*             66.01%*
 Income Stock                       93.98%*            141.55%*,**
 Income                             59.61%              60.54%
 Short-Term Bond                    87.55%              67.33%
 Science & Technology              107.55%*            119.07%*
 First Start Growth                158.95%*            118.90%*
 Intermediate-Term Bond             62.62%              97.15%
 High-Yield Opportunities           96.63%             105.30%
 Small Cap Stock                   200.14%*            170.37%*
 Capital Growth                    188.09%*            151.07%*
 Value                             162.94%*             99.80%*

 * A change of investment management resulted in a repositioning of the portfolio at the end of fiscal 2002 that continued into the beginning of fiscal 2003. The repositioning in late June 2002 led to an increase in trading and portfolio turnover.

** The Income Stock Fund changed subadvisers in July 2003, which resulted in a repositioning of the portfolio, which led to an increase in transactions and related brokerage fees.

                              DESCRIPTION OF SHARES

The Funds are a series of the Company and are diversified. The Company is an open-end management investment company incorporated under the laws of the state of Maryland on October 14, 1980. The Company is authorized to issue shares in separate series or Funds. There are seventeen mutual funds in the Company, fourteen of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new Funds in addition to those already existing without shareholder approval. The Growth, Income, and Money Market Funds were established in the Fall of 1980 and commenced public offering of their shares on February 2, 1981. The Aggressive Growth Fund was established by the Board of Directors on July 8, 1981, and commenced public offering of its shares on October 19, 1981. The Income Stock Fund was established by the Board of Directors on January 23, 1987, and commenced public offering of its shares on May 4, 1987. The Growth & Income and Short-Term Bond Funds were established by the Board of Directors on March 23, 1993, and commenced public offering of their shares on June 1, 1993. The Science & Technology and First Start Growth Funds were established by the Board of Directors on May 9, 1997, and commenced public offering of their shares on August 4, 1997. The Intermediate-Term Bond, High-Yield Opportunities, and Small Cap Stock Funds were established by the Board of Directors on May 6, 1999, and commenced public offering of their shares on August 2, 1999. The Capital Growth Fund was established by the Board of Directors on July 19, 2000, and commenced public offering of its shares on October 27, 2000. The Value Fund was established by the Board of Directors on April 26, 2001, and commenced public offering of its shares on August 3, 2001.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Directors determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Directors. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply for shareholder information to obtain signatures to request a special shareholder meeting. The Company may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Moreover, pursuant to the Bylaws of the Company, any Director may be removed by the affirmative vote of a majority of the outstanding Company shares; and holders of 10% or more of the outstanding shares of the Company can require Directors to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. The Company will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effective with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

     Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain (the excess of short-term capital gains over short-term capital losses), and net gains from certain foreign currency transactions (investment company taxable income) for the taxable year (Distribution Requirement).

     To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to make distributions necessary to avoid imposition of the excise tax.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

     A Fund may invest in certain futures and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

     Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

     Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

     Certain Funds may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions)] that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Distributions a Fund declares in October, November, or December and pays to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

     If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (recently enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), such "in lieu" payments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

                      DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors consists of seven Directors who supervise the business affairs of the Company. The Board of Directors is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Directors periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

     Set forth below are the Non-Interested Directors, and Interested Directors, and officers, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

Directors and officers of the Company who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.

INTERESTED DIRECTORS

=============================================================================================================================
NAME, ADDRESS*   POSITION(S)   TERM OF           PRINCIPAL OCCUPATION(S)              NUMBER OF               OTHER PUBLIC
AND AGE          HELD WITH     OFFICE AND        DURING PAST 5 YEARS                  PORTFOLIOS              DIRECTORSHIPS
                 FUND          LENGTH OF                                              IN FUND
                               TIME SERVED                                            COMPLEX
                                                                                      OVERSEEN BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
Robert G. Davis  Director and  Director since    Chairman, Chief Executive Officer,   Four registered         None
(57)             Chairman of   December  1996    and President of United Services     investment companies
                 the Board of                    Automobile Association   (USAA)      consisting of 38 funds
                 Directors                      (10/02-present); President and
                                                 Chief Executive Officer of USAA
                                                (4/00-10/02); President and Chief
                                                 Operating Officer of USAA
                                                 (6/99-3/00);  Director of USAA
                                                 (2/99-present); Deputy Chief
                                                 Executive Officer for Capital
                                                 Management of USAA (6/98-5/99);
                                                 President, Chief Executive
                                                 Officer, Director, and Chairman
                                                 of the Board of Directors of
                                                 USAA Capital Corporation and
                                                 several of its subsidiaries and
                                                 affiliates  (1/97-present); and
                                                 President, Chief Executive
                                                 Officer, Director, and Chairman
                                                 of the Board of Directors of
                                                 USAA Financial Planning Services
                                                 (FPS)(1/97-7/03). Mr. Davis also
                                                 serves as a Director and Chairman
                                                 of the Boards of Directors of USAA
                                                 Investment Management Company (IMCO),
                                                 USAA Life Insurance Company, USAA
                                                 Federal Savings Bank, USAA Real
                                                 Estate Company, and FPS.

-----------------------------------------------------------------------------------------------------------------------------

Christopher W.   Director,     Director since    President and Chief Executive        Five registered         None
Claus (42)       President,    February 2001     Officer, Director, and Vice Chairman investment companies
                 and Vice                        of the Board of Directors, IMCO      consisting of 43 funds
                 Chairman of                     (2/01-present). Senior Vice
                 the Board                       President of Investment Sales
                 of Directors                    and Service,  IMCO  (7/00-2/01);
                                                 Vice President, Investment Sales and
                                                 Service, IMCO (12/94-7/00). Mr. Claus
                                                 also serves as President, Director,
                                                 and Chairman of the Board of Directors
                                                 of USAA Shareholder Account Services.
                                                 He also holds the officer position of
                                                 Senior Vice President of the USAA
                                                 Life Investment Trust, a registered
                                                 investment company offering five
                                                 individual funds.

=============================================================================================================================

 * The address of each interested director and officer is 9800 Fredericksburg Road, San Antonio, Texas 78288.

NON-INTERESTED DIRECTORS

=============================================================================================================================
NAME, ADDRESS*   POSITION(S)  TERM OF         PRINCIPAL OCCUPATION(S)               NUMBER OF                OTHER
AND AGE          HELD WITH    OFFICE** AND    DURING PAST 5 YEARS                   PORTFOLIOS IN FUND       DIRECTORSHIPS
                 FUND         LENGTH OF                                             COMPLEX OVERSEEN         HELD BY DIRECTOR
                              TIME SERVED                                           BY DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------
Barbara B.       Director     Director since  President, Postal Addvantage          Four registered          None
Dreeben (58)                  January 1994    (7/92-present), which is a postal     investment companies
                                              mail list management service.         consisting of 38 funds

-----------------------------------------------------------------------------------------------------------------------------

Robert L. Mason, Director     Director since  Institute Analyst,  Southwest         Four registered          None
Ph.D.  (57)                   January  1997   Research Institute (3/02-present);    investment companies
                                              Staff Analyst, Southwest Research     consisting of 38 funds
                                              Institute (9/98-3/02); Manager,
                                              Statistical Analysis Section,
                                              Southwest Research  Institute
                                              (2/79-9/98),  which focuses in the
                                              fields of  technological research.

-----------------------------------------------------------------------------------------------------------------------------

Michael F.       Director     Director  since President of Reimherr Business        Four registered          None
Reimherr  (58)                January  2000   Consulting (5/95-present), which      investment companies
                                              performs business valuations of       consisting of 38 funds
                                              large companies to include the
                                              development of annual business
                                              plans, budgets, and internal
                                              financial reporting.

-----------------------------------------------------------------------------------------------------------------------------

Laura T. Starks, Director     Director since  Charles E and Sarah M Seay Regents    Four registered          None
Ph.D. (53)                    May 2000        Chair Professor of Finance,           investment companies
                                              University of Texas at Austin         consisting of 38 funds
                                              (9/96-present).

-----------------------------------------------------------------------------------------------------------------------------

Richard A.       Director     Director since  Vice President, Beldon Roofing and    Four registered          None
Zucker (60)                   January 1992    Remodeling (7/85-present).            investment companies
                                                                                    consisting of 38 funds

=============================================================================================================================

* The address for each non-interested Director is USAA Investment Management Company, P. O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each director is fifteen (15) years or until the director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

INTERESTED OFFICERS

=============================================================================================================================
NAME, ADDRESS*   POSITION(S)     TERM OF         PRINCIPAL OCCUPATION(S)              NUMBER OF               OTHER PUBLIC
AND AGE          HELD WITH       OFFICE AND      DURING PAST 5 YEARS                  PORTFOLIOS              DIRECTORSHIPS
                 FUND            LENGTH OF                                            IN FUND
                                 TIME SERVED                                          COMPLEX
                                                                                      OVERSEEN
-----------------------------------------------------------------------------------------------------------------------------
Clifford A.      Vice President  Vice President  Senior Vice  President, Fixed        Five registered         None
Gladson (53)                     since May 2002  Income Investments, IMCO             investment companies
                                                 (9/02-present); Vice President,      consisting of 43 funds
                                                 Fixed Income Investments, IMCO
                                                 (5/02-9/02);  Vice President,
                                                 Mutual Fund  Portfolios,  IMCO,
                                                 (12/99-5/02);  Assistant Vice
                                                 President Fixed Income Investments,
                                                 IMCO (11/94-12/99).  Mr. Gladson
                                                 also holds the officer position of
                                                 Vice President of the USAA Life
                                                 Investment Trust, a registered
                                                 investment company offering five
                                                 individual funds.

-----------------------------------------------------------------------------------------------------------------------------

Stuart Wester    Vice President  Vice President  Vice President, Equity Investments,  Five registered         None
 (56)                            since May 2002  IMCO (1/99-present); Vice President, investment companies
                                                 Investment Strategy and Analysis,    consisting of 43 funds
                                                 CAPCO (6/96-1/99).  Mr. Wester also
                                                 holds the officer position of Vice
                                                 President of the USAA Life Investment
                                                 Trust, a registered investment company
                                                 offering five individual funds.

-----------------------------------------------------------------------------------------------------------------------------

Mark S. Howard   Secretary       Secretary since Senior Vice President, Life/IMCO     Five registered         None
(40)                             September 2002  FPS General Counsel, USAA            investment companies
                                                 (12/02-10/03); Senior Vice           consisting of 43 funds
                                                 President, Securities
                                                 Counsel,  USAA  (12/02-10/03);
                                                 Senior Vice President, Securities
                                                 Counsel and Compliance, IMCO
                                                 (1/02-12/02); Vice President,
                                                 Securities Counsel & Compliance, IMCO
                                                 (7/00-1/02); and Assistant Vice
                                                 President, Securities Counsel, USAA
                                                 (2/98-7/00).  Mr. Howard also holds
                                                 the officer positions of Senior Vice
                                                 President, Secretary and Counsel for
                                                 IMCO, FPS, USAA Shareholder Account
                                                 Services; and Secretary of the USAA
                                                 Life Investment Trust, a registered
                                                 investment company offering five
                                                 individual funds.

=============================================================================================================================

* The address of each interested director and officer is 9800 Fredericksburg Road, San Antonio, Texas 78288.

INTERESTED OFFICERS

=============================================================================================================================
NAME, ADDRESS*    POSITION(S)  TERM OF         PRINCIPAL OCCUPATION(S) DURING           NUMBER OF               OTHER PUBLIC
AND AGE           HELD WITH    OFFICE AND      PAST 5 YEARS                             PORTFOLIOS              DIRECTORSHIPS
                  FUND         LENGTH OF                                                IN FUND
                               TIME SERVED                                              COMPLEX
                                                                                        OVERSEEN
-----------------------------------------------------------------------------------------------------------------------------

David M. Holmes   Treasurer    Treasurer since Senior Vice President,  Life/            Five registered         None
(43)                           June 2001       IMCO/ FPS Senior Financial               investment companies
                                               Officer, USAA  (12/02-present);          consisting of 43 funds
                                               Senior Vice President, Senior
                                               Financial Officer, IMCO (6/01-12/02);
                                               Vice President, Senior Financial
                                               Officer, USAA Real Estate Company
                                               (RealCo) (12/97-5/01); Assistant
                                               Vice President, Capital  Markets,
                                               RealCo (1/96-12/97). Mr. Holmes is
                                               a Director of USAA Life  Insurance
                                               Company and also holds the  officer
                                               positions of Treasurer of the USAA
                                               Life Investment Trust, a registered
                                               investment company offering  five
                                               individual funds and Senior Vice
                                               President, Senior Financial Officer
                                               and Treasurer of USAA Life Insurance
                                               Company, USAA Shareholder Account
                                               Services and FPS.

-----------------------------------------------------------------------------------------------------------------------------

Eileen M. Smiley  Assistant    Assistant       Assistant Vice President, Securities     Five registered         None
(43)              Secretary    Secretary since Counsel, USAA (1/03-present); Attorney,  investment companies
                               February 2003   Morrison & Foerster, LLP (1/99-1/03);    consisting of 43 funds
                                               Senior Counsel, Division of Investment
                                               Management, U.S. Securities and
                                               Exchange Commission  (2/96-12/98).
                                               Ms. Smiley also holds the officer
                                               positions of  Assistant Vice President
                                               and Assistant Secretary of IMCO and
                                               FPS; and Assistant Secretary of
                                               the USAA Life Investment  Trust, a
                                               registered investment company
                                               offering five  individual funds.

-----------------------------------------------------------------------------------------------------------------------------

Roberto Galindo,  Assistant    Assistant       Assistant Vice President,  Portfolio     Five registered         None
Jr. (43)          Treasurer    Treasurer       Accounting/Financial  Administration,    investment companies
                               since July      USAA (12/02-present); Assistant Vice     consisting of 43 funds
                               2000            President, Mutual Fund Analysis &
                                               Support, IMCO, (10/01-12/02);  Executive
                                               Director, Mutual Fund Analysis & Support,
                                               IMCO (6/00-10/01); Director, Mutual Fund
                                               Analysis, IMCO (9/99-6/00); Vice President,
                                               Portfolio Administration, Founders Asset
                                               Management LLC (7/98-8/99);  Assistant
                                               Vice President, Director of Fund & Private
                                               Client Accounting, Founders Asset
                                               Management LLC (7/93-7/98). Mr. Galindo
                                               also holds the officer position of
                                               Assistant Treasurer of the USAA Life
                                               Investment Trust, a registered investment
                                               company offering five individual funds.

=============================================================================================================================

* The address of each interested director and officer is 9800 Fredericksburg Road, San Antonio, Texas 78288.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended July 31, 2003, the Board of Directors held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Directors, which focus on particular matters. In addition, the Board of Directors may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Directors has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

     EXECUTIVE COMMITTEE: Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company that may be delegated to it by the Board. Directors Davis, Claus, and Zucker are members of the Executive Committee.

     AUDIT COMMITTEE: The Audit Committee of the Board of Directors reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Directors Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended July 31, 2003, the Audit Committee held meetings three times.

     PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters that have been delegated to it by the Board. Directors Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended July 31, 2003, the Pricing and Investment Committee held meetings four times.

     CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and Non-Interested Directors. Directors Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended July 31, 2003, the Corporate Governance Committee held meetings three times.

     In addition to the previously listed Directors and/or officers of the Company who also serve as Directors and/or officers of the Manager, the following individual are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing, and Terri L. Luensmann, Senior Vice President, Investment Operations. There are no family relationships among the Directors, officers, and managerial level employees of the Company.

     The following table sets forth the dollar range of total equity securities beneficially owned by the Directors of the Funds listed in this SAI and in all of the USAA Funds overseen by the Directors as of the calendar year ended December 31, 2002.

                               AGGRESSIVE          GROWTH         GROWTH &
                               GROWTH FUND          FUND         INCOME FUND

INTERESTED DIRECTORS

Robert G. Davis                   None              None             None
Christopher W. Claus              None              None         $0 - $10,000

NON-INTERESTED DIRECTORS

Barbara B. Dreeben                None              None             None
Robert L. Mason                   None              None       $10,000 - $50,000
Michael F. Reimherr          $0 - $10,000           None             None
Laura T. Starks                   None              None             None
Richard A. Zucker          $50,001 - $100,000       None             None

                                INCOME             INCOME        FIRST START
                              STOCK FUND            FUND         GROWTH FUND

INTERESTED DIRECTORS

Robert G. Davis                   None              None             None
Christopher W. Claus              None              None             None

NON-INTERESTED DIRECTORS

Barbara B. Dreeben                None              None             None
Robert L. Mason            $10,000 - $50,000        None             None
Michael F. Reimherr        $50,001 - $100,000       None         $0 - $10,000
Laura T. Starks                   None              None             None
Richard A. Zucker                 None         Over $100,000     $0 - $10,000

                                 MONEY           SCIENCE &        SMALL CAP
                              MARKET FUND     TECHNOLOGY FUND     STOCK FUND

INTERESTED DIRECTORS

Robert G. Davis                   None              None             None
Christopher W. Claus              None          $0 - $10,000     $0 - $10,000

NON-INTERESTED DIRECTORS

Barbara B. Dreeben                None              None             None
Robert L. Mason               $0 - $10,000          None             None
Michael F. Reimherr        $10,001 - $50,000    $0 - $10,000         None
Laura T. Starks            $50,001 - $100,000       None             None
Richard A. Zucker             $0 - $10,000    $10,001 - $50,000      None

                          INTERMEDIATE-TERM     SHORT-TERM        HIGH-YIELD
                             BOND FUND          BOND FUND     OPPORTUNITIES FUND

INTERESTED DIRECTORS

Robert G. Davis                   None              None             None
Christopher W. Claus              None          $0 - $10,000  $10,001 - $50,000

NON-INTERESTED DIRECTORS

Barbara B. Dreeben           Over $100,000          None             None
Robert L. Mason                   None              None             None
Michael F. Reimherr               None              None             None
Laura T. Starks                   None              None             None
Richard A. Zucker                 None              None             None

                                                                 USAA FUND
                               CAPITAL            VALUE           COMPLEX
                              GROWTH FUND          FUND             TOTAL

INTERESTED DIRECTORS

Robert G. Davis                   None              None             None
Christopher W. Claus              None         $0 - $10,000     Over $100,000

NON-INTERESTED DIRECTORS
Barbara B. Dreeben                None              None        Over $100,000
Robert L. Mason                   None              None       $50,001-$100,000
Michael F. Reimherr               None              None         Over $100,000
Laura T. Starks                   None              None       $50,001-$100,000
Richard A. Zucker                 None              None        Over $100,000

     There were no transactions or series of similar transactions relating directly or indirectly to the Non-Interested Directors of the Company and their immediate family members in which the amount involved exceeded $60,000 during the past two calendar years ended December 31, 2002.

     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended July 31, 2003.

     NAME                      AGGREGATE               TOTAL COMPENSATION
     OF                       COMPENSATION             FROM THE USAA FUNDS
     DIRECTOR               FROM THE COMPANY           AND FUND COMPLEX (B)

INTERESTED DIRECTORS

Robert G. Davis                   None (a)                   None (a)
Christopher W. Claus              None (a)                   None (a)

NON-INTERESTED DIRECTORS

Barbara B. Dreeben              $  11,193                  $  44,772
Robert L. Mason                 $  11,893                  $  47,572
Michael F. Reimherr             $  11,193                  $  44,772
Laura T. Starks                 $  11,193                  $  44,772
Richard A. Zucker               $  11,893                  $  47,572

(a) Robert G. Davis and Christopher W. Claus are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other Fund of the USAA Fund Complex.

(b) At July 31, 2003, the Fund Complex consisted of five registered investment companies offering 44 individual funds. Each Director presently serves as a Director or Trustee on four of the investment companies in the USAA Fund Complex, excluding the USAA Life Investment Trust, which consists of five funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company.

     No compensation is paid by any fund to any Director who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the Manager or any Subadviser. As of October 31, 2003, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     As of October 31, 2003, USAA and its affiliates owned 1,182,963 shares (.04%) of the Money Market Fund; 1,000,000 shares (12.27%) of the Value Fund; and no shares of the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Fund, Income Stock Fund, Short-Term Bond Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund, and Science & Technology Fund.

     The Company knows of no other persons who, as of October 31, 2003, held of record or owned beneficially 5% or more of any Fund's shares.

                              THE COMPANY'S MANAGER

As described in each Fund's prospectus, IMCO is the Manager and investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Fund, Inc. from its inception.

     In addition to managing the Company's assets, IMCO advises and manages the investments of USAA and its affiliated companies as well as those of USAA Tax Exempt Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by IMCO were approximately $45 billion, of which approximately $27 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment  management and advisory services to the Income,
Short-Term   Bond,   Money  Market,   Intermediate-Term   Bond,  and  High-Yield
Opportunities  Funds  pursuant to an Advisory  Agreement,  dated

August 1, 2001 (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each of these Funds. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, amount, and time to buy or sell securities for each Fund.

     The Manager also provides investment management and advisory services to the Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, First Start Growth, Small Cap Stock, Capital Growth, and Value Funds pursuant to an Investment Advisory Agreement dated October 18, 2002 (Other Advisory Agreement). The Other Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund's investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for each of these Funds. Under the Other Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the Prospectuses.

     For the services under these agreements, each Fund has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in its Prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Directors of the Company if such persons are also employees of the Manager or its affiliates.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Directors who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the Prospectuses, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectuses, the SAI, and reports to prospective shareholders.

     The Advisory Agreement and the Other Advisory Agreement will remain in effect until July 31, 2004 and October 17, 2004, respectively, for the Funds covered by each agreement and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940
Act) or by the Board of Directors (on behalf of such Fund) including a majority of the Non-Interested Directors, at a meeting called for the purpose of voting on such approval. The Advisory Agreement and the Other Advisory Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. Each agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has voluntarily agreed to limit the annual expenses of the Growth Fund, High-Yield Opportunities Fund, and the Capital Growth Fund to 1.00% of each Fund's ANA, the Value Fund to 1.15% of the Fund's ANA, the First Start Growth Fund to 1.45% of the Fund's ANA, the Intermediate-Term Bond Fund to 0.65% of the Fund's ANA, and the Small Cap Stock Fund to 1.40% of the Fund's ANA, and will reimburse the Funds for all expenses in excess of such limitation. Any such waiver or reimbursement may be modified or terminated by the Manager at any time without prior notice to the shareholders.

     In addition to any amounts otherwise payable to the Manager as an advisory fee for services under the Advisory Agreement or Other Advisory Agreement, the Company shall be obligated to pay the Manager all amounts previously waived by the Manager with respect to the Value Fund, provided that such additional payments are made not later than three years from the Fund's inception date of August 3, 2001, and provided further that the amount of such additional payment in any year, together with all other expenses of the Value Fund, in the aggregate, would not cause the Value Fund's expense ratio in any of the three years to exceed 1.15% of the average net assets of the Value Fund, excluding the effect of any fee offset arrangements.

     For the last three fiscal years ended July 31, management fees were as follows:

 FUND                         2001                 2002              2003

 Aggressive Growth        $  5,479,861        $  3,504,271      $   2,549,088
 Growth                   $ 11,134,302        $  7,309,191      $   4,906,620
 Growth & Income          $  6,654,527        $  6,108,206      $   4,715,569
 Income Stock             $  9,735,693        $  9,144,221      $   6,593,180
 Income                   $  3,289,556        $  3,720,809      $   3,368,626
 Short-Term Bond          $    797,475        $  1,060,454      $     641,636
 Money Market             $  8,853,333        $  8,908,588      $   8,390,979
 Science & Technology     $  3,841,412        $  2,317,886      $   1,853,300
 First Start Growth       $  1,671,190        $  1,171,631      $     964,901
 Intermediate-Term Bond   $    400,842        $    701,114      $     662,071
 High-Yield Opportunities $    241,615        $    278,543      $     374,319
 Small Cap Stock          $    667,183        $    722,818      $     825,891
 Capital Growth           $    136,209        $    243,707      $     271,917
 Value                            n/a         $    330,634      $     522,653

     As a result of the Growth, Income, Money Market, First Start Growth, Intermediate-Term Bond, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds' actual expenses exceeding the expense limitations, the Manager did not receive fees to which it would have been entitled as follows:

 FUND                         2001                2002               2003

 Growth                        -              $  2,178,898      $   1,979,472
 Income                        -              $      5,173               -
 Money Market             $    191,459                -                  -
 First Start Growth       $  1,164,290        $  2,454,832      $   2,389,250
 Intermediate-Term Bond   $     99,065        $    240,509      $     151,154
 High-Yield Opportunities $    120,915        $     68,396      $      64,376
 Small Cap Stock                -             $    292,909      $     299,952
 Capital Growth           $     94,119        $    445,010      $     452,146
 Value                           n/a          $    145,811      $     205,511

     The management fees of each Fund (except the Money Market Fund) are based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of average net assets as follows:

 FUND                                        FEE RATE

 Aggressive Growth Fund                              *
 First Start Growth Fund                          .75%
 Growth Fund                                      .75%
 Growth & Income Fund                             .60%
 High-Yield Opportunities Fund                    .50%
 Income Fund                                      .24%
 Income Stock Fund                                .50%
 Intermediate-Term Bond Fund                        **
 Science & Technology Fund                        .75%
 Short-Term Bond Fund                             .24%
 Small Cap Stock Fund                             .75%
 Capital Growth Fund                              .85%
 Value                                            .75%

 * The fee is computed at one-half of one percent (0.50%) of the first $200 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets in excess of $200 million but not over $300 million, and one-third of one percent (0.33%) for that portion of average net assets in excess of $300 million.

 ** The fee is computed at one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) of that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average net assets in excess of $100 million.

and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to a relevant Lipper Index. Each Fund's performance will be measured as listed on the next page.

 FUND                                        LIPPER INDEX

 Aggressive Growth Fund                      Large-Cap Growth*
 First Start Growth Fund                     Large-Cap Growth
 Growth Fund                                 Large-Cap Growth
 Growth & Income Fund                        Multi-Cap Core*
 High-Yield Opportunities Fund               High Yield Debt
 Income Fund                                 A Rated Bond
 Income Stock Fund                           Equity Income
 Intermediate-Term Bond Fund                 Intermediate Investment Grade
 Science & Technology Fund                   Science & Technology
 Short-Term Bond Fund                        Short Investment Grade Bond
 Small Cap Stock Fund                        Small-Cap Core
 Capital Growth Fund                         Small-Cap Growth*
 Value Fund                                  Multi-Cap Value

 * Prior to October 18, 2002, the Lipper Performance Index for the Aggressive Growth, Growth & Income, and Capital Growth Funds were Mid-Cap Growth, Large-Cap Core, and Mid-Cap Growth, respectively.

     With respect to the Money Market Fund, the management fee will continue to consist solely of the base fee of 0.24% of its average net assets.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of each Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for each Fund commenced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

                              FIXED INCOME FUNDS:

         HIGH-YIELD OPPORTUNITIES FUND               INCOME FUND
         INTERMEDIATE-TERM BOND FUND             SHORT-TERM BOND FUND

   OVER/UNDER PERFORMANCE RELATIVE TO INDEX     ANNUAL ADJUSTMENT RATE
         (IN BASIS POINTS) 1               (IN BASIS POINTS AS A PERCENTAGE
                                            OF A FUND'S AVERAGE NET ASSETS)

               +/- 20 to 50                             +/- 4
               +/- 51 to 100                            +/- 5
            +/- 101 and greater                         +/- 6

                                 EQUITY FUNDS:

         AGGRESSIVE GROWTH FUND                FIRST START GROWTH FUND
         GROWTH FUND                            GROWTH & INCOME FUND
         INCOME STOCK FUND                    SCIENCE & TECHNOLOGY FUND
         SMALL CAP STOCK FUND                    CAPITAL GROWTH FUND
         VALUE FUND

  OVER/UNDER PERFORMANCE RELATIVE TO INDEX      ANNUAL ADJUSTMENT RATE
         (IN BASIS POINTS) 1               (IN BASIS POINTS AS A PERCENTAGE
                                            OF A FUND'S AVERAGE NET ASSETS)

         +/- 100 to 400                                 +/- 4
         +/- 401 to 700                                 +/- 5
         +/- 701 and greater                            +/- 6

   1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:



                                                       EXAMPLES

                               1          2          3           4         5          6
Fund Performance (a)          6.80%     5.30%      4.30%      (7.55%)   (-5.20%)    (3.65%)
Index Performance (a)         4.75%     5.15%      4.70%      (8.50%)   (-3.75%)    (3.50%)
                              -----     -----      -----      ------     -------    -------
Over/Under Performance (b)    + 205      +15       - 40       + 95       - 145       - 15
Annual Adjustment Rate (b)      + 6        0         -4        + 5         - 6         0
Monthly Adjustment Rate (c)  .0049%       n/a    (.0033%)     .0041%    (.0049%)      n/a
Base Fee for Month         $ 221,918  $ 221,918  $ 221,918  $ 221,918  $ 221,918  $ 221,918
Performance Adjustment        41,650         0    (28,050)     34,850    (41,650)         0
                           ----------------------------------------------------------------
Monthly Fee                $ 263,568  $ 221,918  $ 193,868  $ 256,768  $ 180,268  $ 221,918
                           ================================================================

 (a)  Average  annual  performance  over a 36-month  period
 (b)  In basis  points
 (c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

     Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

SUBADVISORY AGREEMENTS

The Manager has entered into Subadvisory Agreements with the Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Directors of the Company.

     The Subadvisory Agreement for the Income Stock Fund will remain in effect until July 11, 2005. The Subadvisory Agreement for the Small Cap Stock Fund will remain in effect until November 30, 2005. Each other Subadvisory Agreement will remain in effect with respect to a Fund until October 17, 2004. Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of the Fund) including a majority of the Non-Interested Directors, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Non-Interested Directors or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) on 60 days' written notice; by IMCO at any time; or by the applicable Subadviser on 90 days' written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     For the Aggressive Growth Fund, the Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico). The Manager (not the
Fund) pays Marsico a fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that Marsico manages. Bank of America Corporation (BOA), either individually or through its subsidiaries, owns 100% of Marsico. BOA, a Delaware corporation, is a bank holding company and a financial holding company headquartered in Charlotte, North Carolina.

     For the Growth Fund, the Manager has entered into Subadvisory Agreements with Marsico and Dresdner RCM Global Investors LLC (Dresdner). The Manager (not the Fund) pays Marsico and Dresdner fees in the annual amounts of 0.20% of the portion of the Fund's average daily net assets that Marsico and Dresdner each manage. Dresdner is an indirect wholly owned subsidiary of Dresdner Bank AG, which, in turn, is an indirect wholly owned subsidiary of Allianz AG, Dresdner's ultimate parent. Dresdner provides investment advisory services to mutual funds, corporations, charities, retirement plans, and high net worth individuals.

     For the Growth & Income Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Manager (not the Fund) pays Wellington Management a fee in an annual amount not to exceed 0.20% of the portion of the Fund's average daily net assets that Wellington Management manages. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 75 partners, all of whom are full-time professional members of the firm. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland, and John R. Ryan.

     For the Income Stock Fund, the Manager has entered to a Subadvisory Agreement with Grantham, Mayo, Van Otterloo & Co. LLC (GMO). The Manager (not the Fund) pays GMO fees in the annual amount of 0.18% of the portion of the Fund's average daily net assets that GMO manages. GMO is located at 40 Rowes Wharf, Boston, MA 02110. GMO primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors.

     For the Science & Technology Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.45% of the Fund's average daily net assets for the first $100 million in assets that Wellington Management manages, plus 0.35% of the Fund's average daily net assets for assets over $100 million that Wellington Management manages.

     For the First Start Growth Fund, the Manager has entered into a Subadvisory Agreement with Marsico. The Manager (not the Fund) pays Marsico a fee in the annual amount of 0.20% of the Fund's average daily net assets that Marsico manages.

     For the Small Cap Stock Fund, the Manager has entered into a Subadvisory Agreement with Eagle Asset Management, Inc. (Eagle). The Manager (not the Fund) pays Eagle a fee in the annual amount of 0.56% of the Fund's average daily net assets for the first $100 million in assets that Eagle manages and 0.45% of the Fund's average daily net assets for assets over $100 million that Eagle manages. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. (RJF). RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

     For the Capital Growth Fund, the Manager has entered into a Subadvisory Agreement with Batterymarch. The Manager (not the Fund) pays Batterymarch a fee in the annual amount of 0.50% of the Fund's average daily net assets that Batterymarch manages.


     For the Value Fund, the Manager has entered into a Subadvisory Agreement with Westwood Holdings Group, Inc. The Manager (not the Fund) pays Westwood a fee in the annual amount of 0.20% of the Fund's average daily net assets for the first $250 million in assets that it manages and 0.18% of the Fund's average daily net assets for assets over $250 million that it manages. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (WHG), an institutional asset management company. Prior to June 28, 2002, WHG was a majority owned subsidiary of SWS Group, Inc., a Dallas-based holding company engaged in
investment  banking,   securities  brokerage,   securities  clearing  and  trust
services.

APPROVAL OF ADVISORY AGREEMENT FOR THE INCOME, SHORT-TERM BOND, MONEY MARKET, INTERMEDIATE-TERM BOND, AND HIGH-YIELD OPPORTUNITIES FUNDS

At a meeting of the Board of Directors held on April 23, 2003, the Board, including a majority of the Non-Interested Directors, approved the continuation of the Advisory Agreement for each of these Funds for a one-year period ending June 30, 2004. In connection with its deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. Among others, the Board considered the following factors and information with respect to each Fund: (i) the services provided to the Fund by the Manager under the Advisory Agreement; (ii) other services provided by the Manager and its affiliates under other agreements including administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund; (iii) the personnel who provide these services; (iv) the Manager's costs of providing services and the direct and indirect benefits to the Manager from its relationship with the Fund; (v) the Manager's compensation for investment advisory services as well as the Manager's profitability under the Advisory Agreement; (vi) the compensation paid to the Manager or its affiliates for other, non-advisory, services provided to the Fund; (vii) the Manager's access to research services for brokers to which the Manager may have allocated Fund brokerage in a "soft dollar" arrangement; (viii) information provided by Lipper, Inc. that compared the Fund's advisory fee rate, expense ratios and historical performance to those of comparable funds; (ix) voluntary fee waivers and expense reimbursements agreed to by the Manager; (x) whether the Fund has experienced growth in its assets and, if so, whether the Manager has experienced economies of scale; and (xi) materials supplied by the Non-Interested Directors' independent counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act. Throughout their deliberations, the Non-Interested Directors were represented and assisted by independent counsel.

APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS FOR THE AGGRESSIVE GROWTH, GROWTH, GROWTH & INCOME, INCOME STOCK, SCIENCE & TECHNOLOGY, FIRST START GROWTH, SMALL CAP STOCK, CAPITAL GROWTH AND VALUE FUNDS

At a meeting of the Board of Directors held on April 23, 2003, the Board, including a majority of the Non-Interested Trustees, approved the Advisory Agreement and Subadvisory Agreements for each of these Funds. In connection with its deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. With respect to the Advisory Agreement, the Board considered, among others, the following factors and information with respect to each Fund: (i) the services provided to the Fund by the Manager under the Advisory Agreement, including the Manager's oversight role over the Subadvisers for the Fund; (ii) other services provided by the Manager and its affiliates under other agreements including administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund; (iii) the personnel who provide these services; (iv) the Manager's costs of providing services and the direct and indirect benefits to the Manager from its relationship with the Fund; (v) the Manager's compensation for investment management services as well as the Manager's profitability under the Advisory Agreement; (vi) the compensation paid to the Manager or its affiliates for other, non-advisory, services provided to the Fund; (vii) the Manager's access to research services from brokers in connection with soft dollar arrangements; (viii) information provided by Lipper, Inc. that compared the Fund's advisory fee rate, expense ratios and historical performance to those of comparable funds; (ix) whether the Fund has experienced growth in its assets and, if so, whether the Manager has experienced economies of scale; (x) the Manager's financial condition; (xi) the

Manager's experience supervising investment subadvisers; and (xii) materials supplied by the Non-Interested Directors' independent counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

     With respect to the Subadvisory Agreements, the Board considered, among others, the following factors and information with respect to each Fund: (i) the services provided under the Subadvisory Agreement; (ii) the Subadviser's management style and long-term performance record; (iii) the Fund's performance record; (iv) the Subadviser's compensation for investment advisory services; (v) the Subadviser's current level of staffing and its overall resources; (vi) the Subadviser's financial condition; (vii) information provided by Lipper, Inc. that compared the Subadviser's advisory fee rate and historical performance to those of comparable funds; (viii) the Subadviser's compliance systems; and (ix) any disciplinary history. In reviewing each Subadviser's performance, the Board considered the relatively short period of time that each Subadviser has managed the Fund(s), the Subadviser's long-term performance record over similar accounts, and the explanations of management regarding the factors that contributed to the short-term performance of the Fund(s).

     Throughout  their   deliberations,   the   Non-Interested   Directors  were
represented and assisted by independent counsel.

APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS FOR THE INCOME STOCK FUND

The Advisory Agreement for the Income Stock Fund was approved as discussed above in the section entitled "Approval of Advisory and Subadvisory Agreements for the Aggressive Growth, Growth, Growth & Income, Science & Technology, First Start Growth, Small Cap Stock, Capital Growth, and Value Funds."

     The Subadvisory Agreement for the Income Stock Fund was considered by the Board, including the Non-Interested Directors, at a meeting of the Board held on June 25, 2003. In addition, the Non-Interested Directors met separately as a group on that date to consider this matter.

     As part of its deliberations during the meeting, the Board reviewed information provided by management relating to the services to be rendered by Grantham, Mayo, Van Otterloo & Co. LLC (GMO) under the Subadvisory Agreement and the reasonableness of the fees that would be paid under the Subadvisory
Agreement by IMCO to GMO. In making its decision to approve the Subadvisory Agreement, the Board considered the experience and success of GMO in managing similar accounts and the qualifications of the individuals at GMO responsible for these investment activities. The Board considered GMO's investment performance in similar accounts as correlated against the Lipper Equity Income Index and the Russell 1000 Value Index, two relevant benchmarks for this Fund. In addition, the Board considered the consistency of GMO's performance in different market conditions, and the volatility and risk of the similar accounts. The Board also considered the reasonableness of the fees proposed to be paid to GMO for these services, and the likelihood that IMCO and GMO will be able to work together effectively to pursue the Fund's investment objective in the subadvisory arrangement.

     Throughout  their   deliberations,   the   Non-Interested   Directors  were
represented and assisted by independent counsel.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Directors of the Company reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Directors; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Company has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average net assets for each Fund except the Money Market Fund and the Aggressive Growth Fund, which is one-tenth of one percent (0.10%) of the average net assets for the Money Market Fund and effective May 1, 2002, one fourth of one percent (0.25%) of the average net assets for the Aggressive Growth Fund. We may also delegate one or more of our responsibilities to others at our expense.

     For the last two fiscal years ended July 31, the Company paid IMCO the following administration and servicing fees:

 FUND                              2002*                2003

 Aggressive Growth            $   1,633,093        $   1,831,423
 Growth                       $   1,472,395        $   1,063,250
 Growth & Income              $   1,527,051        $   1,247,010
 Income Stock                 $   2,762,025        $   2,183,806
 Income                       $   2,375,968        $   2,631,464
 Short-Term Bond              $     677,159        $     561,192
 Money Market                 $   3,711,912        $   3,496,241
 Science & Technology         $     461,491        $     348,356
 First Start Growth           $     235,927        $     207,672
 Intermediate-Term Bond       $     280,324        $     312,784
 High-Yield Opportunities     $      84,279        $     113,385
 Small Cap Stock              $     143,587        $     156,603
 Capital Growth               $      43,180        $      48,065
 Value                        $      66,127        $      99,251

  * Period includes August 1, 2001 (effective date of agreement) through July 31, 2002.

CODES OF ETHICS

The Funds, the Manager, and the Subadvisers each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Company's Board of Directors reviews the administration of the Codes of Ethics at least annually and receives certifications from the Manager and each Subadviser regarding compliance with the codes of ethics annually.

     While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Manager and the Funds. The Joint Code of Ethics was designed to ensure that the shareholders' interests come before the individuals who manage their Funds. It also prohibits the portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase or sale of the same security within 60 calendar days. Additionally, the Joint Code of Ethics requires the portfolio manager and other employees with access to information about the purchase or sale of securities by the Funds to obtain approval before executing permitted personal trades. A copy of the Code of Ethics have been filed with the SEC and are available for public view.

PROXY VOTING POLICIES AND PROCEDURES

The Manager will vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally votes proxies in a manner to maximize the value of the Funds' investments and in accordance with these proxy voting procedures. The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (the ISS Guidelines), as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

     To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS' recommendations, the Manager may consider information from many sources, including the Funds' portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review ISS' recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to ISS' recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds' principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS' recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee will be summarized and presented to the Funds' Board of Directors at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

     Copies of the Manager's complete proxy voting policies and procedures and summaries of the ISS Guidelines are available (i) without charge, upon request, by calling 1-800-531-8448; (ii) at USAA.COM; and (iii) on the SEC's web site at HTTP://WWW.SEC.GOV.

UNDERWRITER

The Company has an agreement with IMCO for exclusive underwriting and distribution of each Fund's shares on a continuing, best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $23 to $26 per account. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Company. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                               GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Company's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Company's investments. In addition, assets of the Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, First Start Growth, Small Cap Stock, Capital Growth, High-Yield Opportunities, and Value Funds may be held by certain foreign banks and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave. NW, 2nd Floor, Washington, DC 20036-1221, will review certain legal matters for the Company in connection with the shares offered by the prospectus.

INDEPENDENT AUDITORS

Ernst & Young LLP, 1900 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, are the independent auditors for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

                         CALCULATION OF PERFORMANCE DATA

Information regarding the total return and yield of each Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THE FUND FLUCTUATE? in its prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which the Funds' price per share is calculated.

YIELD - MONEY MARKET FUND

When the Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period; (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return; then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

             Yield For 7-day Period ended July 30, 2003, was 0.67%. Effective Yield For 7-day Period ended July 31, 2003, was 0.68%.

YIELD - INCOME FUND, SHORT-TERM BOND FUND, INTERMEDIATE-TERM BOND FUND AND HIGH-YIELD OPPORTUNITIES FUND

The Funds may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2 [(a-b/cd + 1)6 -1]

Where:   a    = dividends and interest earned during the period
         b    = expenses accrued for the period (net of reimbursement)
         c    = the average daily number of shares outstanding during the period that were entitled to receive dividends
         d    = the maximum  offering price  per share  on  the  last day of the period

     The 30-day yields for the period ended July 31, 2003, for the Income Fund, Short-Term Bond Fund, Intermediate-Term Bond Fund and High-Yield Opportunities Fund were 3.50%, 3.43%, 4.51%, and 6.89%, respectively.

TOTAL RETURN

The Funds (except for the Money Market Fund) may advertise performance in terms of average annual total return for 1, 5-, 10-year and since inception periods ended July 31, 2003, or for such lesser periods as the Funds have been in existence. (In addition, each Fund may from time to time advertise performance of the Fund for periods commencing on the date any Subadviser(s) began managing the Fund, or for periods of less than one year.)

                                          1         5       10   SINCE INCEPTION
AGGRESSIVE GROWTH FUND                  YEAR     YEARS     YEARS     10/19/81
--------------------------------------------------------------------------------
Return Before Taxes                    13.61%    -0.60%    8.08%      9.07%
Return After Taxes on Distributions    13.61%    -1.75%    6.53%      7.61%
Return After Taxes on
 Distributions and Sale of Fund Shares  8.85%    -0.80%    6.41%      7.41%

                                          1        5       10    SINCE INCEPTION
GROWTH FUND                             YEAR     YEARS    YEARS       4/05/71
--------------------------------------------------------------------------------
Return Before Taxes                     9.19%    -7.66%    3.03%      6.08%
Return After Taxes on Distributions     9.19%    -8.33%    0.69%      4.27%
Return After Taxes on
 Distributions and Sale of Fund Shares  5.97%    -6.25%    1.67%      4.41%

                                          1        5       10    SINCE INCEPTION
GROWTH & INCOME FUND                    YEAR     YEARS    YEARS       6/01/93
--------------------------------------------------------------------------------
Return Before Taxes                    10.56%     0.35%    8.69%      8.46%
Return After Taxes on Distributions     9.91%    -0.62%    7.54%      7.34%
Return After Taxes on
 Distributions and Sale of Fund Shares  7.15%    -0.08%    7.07%      6.88%

                                          1        5       10    SINCE INCEPTION
INCOME STOCK FUND                       YEAR     YEARS    YEARS       5/04/87
--------------------------------------------------------------------------------
Return Before Taxes                     1.28%    -0.03%    7.26%      9.17%
Return After Taxes on Distributions    -0.98%    -2.14%    4.73%      6.85%
Return After Taxes on
 Distributions and Sale of Fund Shares  1.75%    -0.92%    4.97%      6.83%

                                         1        5        10   SINCE INCEPTION
INCOME FUND                             YEAR     YEARS    YEARS       3/04/74
--------------------------------------------------------------------------------
Return Before Taxes                     5.98%     5.92%    6.47%      9.56%
Return After Taxes on Distributions     4.10%     3.24%    3.61%      5.76%
Return After Taxes on
 Distributions and Sale of Fund Shares  3.80%     3.39%    3.70%      5.72%

                                          1        5       10    SINCE INCEPTION
SHORT-TERM BOND FUND                    YEAR     YEARS    YEARS       6/01/93
--------------------------------------------------------------------------------
Return Before Taxes                     5.14%     3.98%    4.98%      4.99%
Return After Taxes on Distributions     3.96%     1.73%    2.64%      2.66%
Return After Taxes on
 Distributions and Sale of Fund Shares  3.73%     2.02%    2.79%      2.80%

                                        1        5         10   SINCE INCEPTION
SCIENCE & TECHNOLOGY FUND              YEAR     YEARS     YEARS       8/01/97
--------------------------------------------------------------------------------
Return Before Taxes                    24.12%    -6.85%     --       -3.99%
Return After Taxes on Distributions    24.12%    -6.95%     --       -4.07%
Return After Taxes on
Distributions and Sale of Fund Shares  15.68%    -5.71%     --       -3.35%

                                        1        5         10    SINCE INCEPTION
FIRST START GROWTH FUND                YEAR     YEARS     YEARS       8/01/97
--------------------------------------------------------------------------------
Return Before Taxes                    11.79%    -8.28%    --        -3.73%
Return After Taxes on Distributions    11.79%    -8.37%    --        -3.80%
Return After Taxes on
 Distributions and Sale of Fund Shares  7.66%    -6.88%    --        -3.15%

                                        1         5       10    SINCE INCEPTION
SMALL CAP STOCK FUND                   YEAR     YEARS    YEARS        8/02/99
--------------------------------------------------------------------------------
Return Before Taxes                     8.01%      --      --         0.94%
Return After Taxes on Distributions     8.01%      --      --         0.94%
Return After Taxes on
 Distributions and Sale of Fund Shares  5.21%      --      --         0.80%

                                        1        5        10    SINCE INCEPTION
INTERMEDIATE-TERM BOND FUND            YEAR    YEARS     YEARS        8/02/99
--------------------------------------------------------------------------------
Return Before Taxes                     9.67%     --       --         7.20%
Return After Taxes on Distributions     8.18%     --       --         4.66%
Return After Taxes on
 Distributions and Sale of Fund Shares  6.79%     --       --         4.60%

                                        1        5        10    SINCE INCEPTION
HIGH-YIELD OPPORTUNITIES FUND          YEAR    YEARS     YEARS        8/02/99
--------------------------------------------------------------------------------
Return Before Taxes                    23.85%    --        --         5.19%
Return After Taxes on Distributions    19.83%    --        --         1.18%
Return After Taxes on
 Distributions and Sale of Fund Shares 15.07%    --        --         1.88%

                                        1        5        10    SINCE INCEPTION
CAPITAL GROWTH FUND                    YEAR     YEARS    YEARS       10/27/00
--------------------------------------------------------------------------------
Return Before Taxes                    27.23%     --       --       -19.89%
Return After Taxes on Distributions    27.23%     --       --       -19.89%
Return After Taxes on
 Distributions and Sale of Fund Shares 17.70%     --       --       -16.35%

                                        1        5        10    SINCE INCEPTION
VALUE FUND                             YEAR     YEARS    YEARS        8/03/01
--------------------------------------------------------------------------------
Return Before Taxes                     4.68%     --       --         0.50%
Return After Taxes on Distributions     4.36%     --       --         0.29%
Return After Taxes on
 Distributions and Sale of Fund Shares  2.99%     --       --         0.29%

     The calculation assumes any charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts.

TOTAL RETURN (BEFORE TAXES)

Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)N = ERV

Where:   P    =  a hypothetical initial payment of $1,000
         T    =  average annual total return
         n    =  number of years
         ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

INSTRUCTIONS:

 1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

 2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

 3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

 4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                                P(1 + T)N = ATVD

 Where:   P       =   a hypothetical initial payment of $1,000
          T       =   average annual total return (after taxes on distributions)
          n       =   number of years
          ATVD    =   ending value of a  hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods, after taxes on fund distributions but not after taxes on redemption at the end of the year or period

INSTRUCTIONS:

 1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

 2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

 3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

 4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)

We calculate a Fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                               P(1 + T)n = ATVDR

 Where:   P      =   a hypothetical initial payment of $1,000
          T      =   average annual total return (after taxes on distributions)
          n      =   number of years
          ATVDR  =   ending value of a hypothetical  $1,000 payment  made at the beginning of the 1-, 5-, or 10-year periods, after taxes on fund distributions but not after taxes on redemption at the end of the year or period

INSTRUCTIONS:

  1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

  2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

 3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, E.G., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

 5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

          (a) Calculate the capital gain or loss upon  redemption by subtracting
     the  tax  basis  from  the  redemption   proceeds   (after   deducting  any
     nonrecurring charges as specified by Instruction 5).

          (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

          (c) The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

          (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (E.G., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.


               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1.   LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICES

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba   Obligations  rated  Ba are  judged  to have  speculative  elements  and are

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. subject to substantial credit risk.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated C is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM "AA" TO "CCC" MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC High default risk. A "CC" rating indicates that default of some kind appears probable.

C    High default risk. "C" ratings signal imminent default.

DDD Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

DD   Default. "DD" indicates potential recoveries in the range of 50% - 90%.

D    Default. "D" the lowest recovery potential, I.E. below 50%.

DOMINION BOND RATING SERVICE LIMITED (DBRS)

As is the case with all DBRS rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that DBRS has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D    This category indicates Bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

2.   SHORT-TERM DEBT RATINGS:

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP       Not Prime.  Issues  do  not  fall  within   any  of  the  Prime  rating
         categories.

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.

SG This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.

MOODY'S DEMAND OBLIGATIONS

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P CORPORATE AND GOVERNMENT

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2  Capacity   for  timely   payment  on  issues  with  this   designation   is
     satisfactory. However, the relative degree of safety is not as high as for issued designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory   capacity  to  pay   principal   and   interest,   with  some
     vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

FITCH RATINGS

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3   FAIR  CREDIT  QUALITY.   The  capacity  for  timely  payment  of  financial
     commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

DBRS COMMERCIAL PAPER

R-1 (high)     Short-term  debt rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity that  possesses  unquestioned ability to repay current  liabilities as they fall due.  Entities
               rated  in  this  category   normally  maintain  strong  liquidity
               positions,  conservative debt levels and profitability,  which is both  stable  and  above  average.  Companies  achieving  an "R-1
               (high)"  rating  are  normally  leaders  in  structurally   sound
               industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors.
               Given the extremely tough definition, which DBRS has established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)   Short-term  debt  rated  "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which DBRS has for the "R-1 (high)" category
               (which few  companies are able to achieve),  entities  rated "R-1
               (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short-term  debt  rated  "R-1  (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)      Short-term  debt rated  "R-2" is of adequate  credit  quality and within the three  subset  grades,  debt  protection  ranges  from having reasonable  ability for timely repayment to a level, which is considered  only just adequate.  The liquidity and debt ratios of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1"  category,  and the past and future  trend may suggest  some risk of  maintaining  the strength of key ratios in
               these  areas.   Alternative  sources  of  liquidity  support  are
               considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)      Short-term debt rated "R-3" is speculative,  and within the three subset grades, the capacity for timely payment ranges from mildly
               speculative  to  doubtful.   "R-3"  credits  tend  to  have  weak
               liquidity  and debt ratios,  and the future trend of these ratios is also unclear.  Due to its speculative  nature,  companies with
               "R-3"  ratings  would   normally  have  very  limited  access  to
               alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

NOTE: ALL THREE DBRS RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds and other comparable funds in the industry. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. Each Fund or its performance may also be compared to products and services not constituting securities subject to registration under the 1933 Act such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about each Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BANK RATE MONITOR, a service that publishes rates on various bank products such as CDs, MMDAs, and credit cards.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that may periodically review mutual fund companies.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL  WORLD  MAGAZINE,  a  monthly  magazine  that  periodically   features
companies in the mutual fund industry.

FORBES,  a  national  business   publication  that   periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national   association  of  the  American
investment company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S PERSONAL FINANCE MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

LIPPER, A REUTER'S COMPANY, EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER, A REUTER'S COMPANY, FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MONEY FUND REPORT, a weekly publication of iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Taxable First Tier Fund Average."

MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by iMoneyNet, Inc. (formerly IBC Financial Data, Inc.)

MORNINGSTAR FIVE STAR INVESTOR, a monthly newsletter that covers financial news and rates mutual funds by Morningstar, Inc. (a data service which tracks open-end mutual funds).

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL FUND PERFORMANCE REPORT, a monthly publication of mutual fund performance and rankings, produced by Morningstar, Inc.

MUTUAL FUNDS MAGAZINE, a monthly publication reporting on mutual fund investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. that describes and rates mutual funds.

MUTUAL  FUND  VALUES,   a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMARTMONEY, a monthly magazine featuring news and articles on investing and mutual funds.

THE WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that covers financial news.

USA TODAY(R),  a newspaper that may cover financialnews.

U.S. NEWS & WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WASHINGTON POST, a newspaper that may cover financial news.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed toward the novice investor.

     In addition to the sources above, performance of our Funds may also be tracked by Lipper, a Reuter's Company, and Morningstar, Inc. A Fund will be compared to Lipper's or Morningstar's appropriate fund category according to its objective and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indexes of comparable securities or economic data may be cited. Examples include the following:

- Ibbotson  Associates,  Inc., Stocks,  Bonds, Bills, and Inflation Yearbook.

- Lehman Brothers 1-3 year Government/Credit Index is an unmanaged index of all the government, agency, and corporate bonds longer than one year and less than three years.

- Lehman  Brothers  U.S.  Aggregate  Bond Index,  is an  unmanaged  index of the
Government/Credit   Index,  the   Mortgage-Backed   Securities  Index,  and  the
Asset-Backed Securities Index.

- NASDAQ Industrials, a composite index of approximately 3000 unmanaged securities of industrial corporations traded over the counter.

- Russell 2000(R) Index is an index that consists of the 2,000 smallest companies in the Russell 3000(R) Index, a widely recognized small cap index.

- Russell 2000 Growth(R) Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a widely recognized unmanaged small-cap index consisting of the 2,000 smallest companies within the Russell 3000 Index.

- S&P 500(R)Index, a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

- S&P SmallCap 600(R) Index is an unmanaged market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

- Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market.

- Citigroup Broad Investment Grade Bond Index is an unmanaged index of governments, corporate, mortgage-backed and asset-backed securities longer than one year.

     Other sources for total return and other performance data that may be used by a Fund or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                       APPENDIX C - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method, which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.


===============================================================================
                        HOW DOLLAR-COST AVERAGING WORKS

                     $100 Invested Regularly for 5 Periods
                                  Market Trend
           --------------------------------------------------------------------
                  DOWN                     UP                     MIXED
           --------------------   ---------------------    --------------------
           SHARE       SHARES     SHARE        SHARES      SHARE       SHARES
INVESTMENT PRICE      PURCHASED   PRICE       PURCHASED    PRICE      PURCHASED
           --------------------   ---------------------    --------------------
   $100     $10         10          $6          16.67       $10         10
    100       9         11.1         7          14.29         9         11.1
    100       8         12.5         7          14.29         8         12.5
    100       8         12.5         9          11.1          9         11.1
    100       6         16.67       10          10           10         10
   ----      --         -----       --          -----        --         -----
   $500  ***$41         62.77   ***$39          66.35    ***$46         54.7


          *Avg. Cost:  $ 7.97    *Avg. Cost:   $ 7.54     *Avg. Cost:  $ 9.14
                        -----                   -----                   -----
         **Avg. Price: $ 8.20   **Avg. Price:  $ 7.80    **Avg. Price: $ 9.20
                        -----                   -----                   -----

  * Average Cost is the total amount invested divided by number of shares purchased.

 ** Average Price is the sum of the prices paid divided by number of purchases.

***  Cumulative total of share prices used to compute average prices.
===============================================================================

                       APPENDIX D - USAA FAMILY OF FUNDS

The USAA family of no-load mutual funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund, subject to the limitations described earlier. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.


  ------------------------                     --------------------------
    ASSET ALLOCATION FUNDS                         TAX EXEMPT BOND FUNDS
  ------------------------                     --------------------------
      Balanced Strategy                                 Long-Term
    Cornerstone Strategy                            Intermediate-Term
   Growth and Tax Strategy                             Short-Term
                                                   State Bond/Income
                                                    Income Strategy

  ---------------------                        --------------------------
      EQUITY FUNDS                                 TAXABLE BOND FUNDS
  ---------------------                        --------------------------
     Aggressive Growth                                 GNMA Trust
      Capital Growth                            High-Yield Opportunities
     Emerging Markets                                   Income
    First Start Growth                         Intermediate-Term Bond
Precious Metals and Minerals                        Short-Term Bond
          Growth
       Growth & Income                         --------------------------
       Income Stock                                 MONEY MARKET FUNDS
       International                           --------------------------
    Science & Technology                              Money Market
      Small Cap Stock                            Tax Exempt Money Market
           Value                               Treasury Money Market Trust
       World Growth                                State Money Market

 --------------------------
          INDEX FUNDS
  --------------------------

    Extended Market Index
     Global Titans Index*
       Nasdaq-100 Index
 S&P 500 Index (Member Shares
     and Reward Shares)



Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

Some income may be subject to state or local taxes.

California, Florida, New York, and Virginia Funds are offered only to residents of those states.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

"Wilshire 4500" is a trademark and "Wilshire" is a service mark of Wilshire associates incorporated and have been sublicensed for our use. The USAA Extended Market Index Fund is not sponsored, sold, or promoted by Wilshire Associates Incorporated or any of its subsidiaries or affiliates, and makes no representation regarding the advisability of investing in the fund.

NAsdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for our use. The USAA Nasdaq-100 Index Fund is not sponsored, sold, or promoted by the Corporations and the Corporations make no representation regarding the advisability of investing in the fund. The Corporations make no warranties and bear no liability with respect to the fund.

S&P(R) is a trademark of The Mcgraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold, or promoted by standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

                        APPENDIX E - INVESTING IN AN IRA

An individual retirement account, or IRA, is a personal, tax-advantaged retirement plan. An employed person can contribute earned income into an IRA up to a certain maximum amount per year. Federal tax laws dictate the level of participation and eligibility for an IRA, including whether employee and/or employer contributions are tax-deductible. IRAs offer you a tax-advantaged way to invest, while giving you a variety of investment options that have the potential to grow on a tax-deferred or tax-free basis.

     For example, if you contribute only $166.66 a month into an IRA earning an average annual return of 8%, in 20 years you could accumulate approximately $98,821. Under a new law, if you contribute $250 a month and earn the same 8% annually, in 20 years you could accumulate $148,237, which is 50% more.


               [LINE GRAPH CHART SHOWING ACCUMULATION OF INVESTMENT]

                                     $2,000         $3,000
               5  YEARS
               10 YEARS
               15 YEARS
               20 YEARS             $98,821        $148,237


                         INVESTING MORE ADDS UP.

                         [  ] $3,000 Contribution
                         [  ] $2,000 Contribution


     This is a hypothetical illustration and should not be considered an indication of any USAA product. Unless Congress provides otherwise, the Economic Growth and Tax Relief Reconciliation Act of 2001 will expire on December 31, 2010, and contribution limits will revert to prior law.

06143-1203

                             USAA MUTUAL FUND, INC.

PART C.        OTHER INFORMATION

ITEM 23.       EXHIBITS

1      (a)     Articles of Incorporation dated October 10, 1980 (1)
       (b)     Articles of Amendment dated January 14, 1981 (1)
       (c)     Articles Supplementary dated July 28, 1981 (1)
       (d)     Articles Supplementary dated November 3, 1982 (1)
       (e)     Articles of Amendment dated May 18, 1983 (1)
       (f)     Articles Supplementary dated August 8, 1983 (1)
       (g)     Articles Supplementary dated July 27, 1984 (1)
       (h)     Articles Supplementary dated November 5, 1985 (1)
       (i)     Articles Supplementary dated January 23, 1987 (1)
       (j)     Articles Supplementary dated May 13, 1987 (1)
       (k)     Articles Supplementary dated January 25, 1989 (1)
       (l)     Articles Supplementary dated May 2, 1991 (1)
       (m)     Articles Supplementary dated November 14, 1991 (1)
       (n)     Articles Supplementary dated April 14, 1992 (1)
       (o)     Articles Supplementary dated November 4, 1992 (1)
       (p)     Articles Supplementary dated March 23, 1993 (1)
       (q)     Articles Supplementary dated May 5, 1993 (1)
       (r)     Articles Supplementary dated November 8, 1993 (1)
       (s)     Articles Supplementary dated January 18, 1994 (1)
       (t)     Articles Supplementary dated November 9, 1994 (1)
       (u)     Articles Supplementary dated November 8, 1995 (2)
       (v)     Articles Supplementary dated February 6, 1996 (3)
       (w)     Articles Supplementary dated March 12, 1996 (4)
       (x)     Articles Supplementary dated November 13, 1996 (7)
       (y)     Articles Supplementary dated May 9, 1997 (8)
       (z)     Articles of Amendment dated July 9, 1997 (9)
       (aa)    Articles Supplementary dated November 12, 1997 (10)
       (bb)    Articles Supplementary dated April 3, 1998 (13)
       (cc)    Articles Supplementary dated May 6, 1999 (14)
       (dd)    Articles Supplementary dated November 18, 1999 (16)
       (ee)    Articles Supplementary dated July 19, 2000 (17)
       (ff)    Articles Supplementary dated April 26, 2001 (21)
       (gg)    Articles Supplementary dated June 20, 2001 (22)
       (hh)    Certificate of Correction to Articles Supplementary (22)
       (ii)    Articles of Amendment dated April 24, 2002 (24)
       (jj)    Articles Supplementary dated April 24, 2002 (24)

2              Bylaws, as amended September 17, 2001 (23)

3              SPECIMEN CERTIFICATES FOR SHARES OF
       (a)     Growth Fund (1)
       (b)     Income Fund (1)
       (c)     Money Market Fund (1)
       (d)     Aggressive Growth Fund (1)
       (e)     Income Stock Fund (1)
       (f)     Growth & Income Fund (1)
       (g)     Short-Term Bond Fund (1)
       (h)     S&P 500 Index Fund (4)
       (i)     Science & Technology Fund (9)
       (j)     First Start Growth Fund (9)
       (k)     Intermediate-Term Bond Fund (15)
       (l)     High-Yield Opportunities Fund (15)

ITEM NO. 23       EXHIBIT

       (m)     Small Cap Stock Fund (15)
       (n)     Extended Market Index Fund (19)
       (o)     Nasdaq-100 Index Fund (19)
       (p)     Global Titans Index Fund (19)
       (q)     Capital Growth Fund (19)
       (r)     Value Fund (21)

4      (a)     Advisory Agreement dated August 1, 2001 (22)
       (b)     Management Agreement dated May 1, 1996 with respect to the
                S&P 500 Index Fund (5)
       (c) Administration and Servicing Agreement dated May 1, 2001, as amended February 20, 2002, with respect to the S&P 500
                Index Fund, Extended Market Index Fund, Nasdaq-100 Index Fund, and Global Titans Index Fund (23)
       (d)     Letter Agreement to the Management Agreement dated May 1,
                1996 with respect to the S&P 500 Index Fund (5)
       (e)     Management Agreement dated October 27, 2000 with respect to the  Extended  Market Index Fund (19)
       (f) Advisory Agreement dated October 27, 2000 with respect to the Nasdaq-100 Index Fund and the Global Titans Index Fund (19)
       (g) Sub-Advisory Agreement dated October 27, 2000 with respect to the Global Titans Index Fund (19)
       (h)     Accounting Services Agreement dated October 27, 2000 with
               respect to the Extended Market Index Fund (19)
       (i) Administration and Servicing Agreement dated August 1, 2001, as amended February 20, 2002, with respect to the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Fund, Income Stock Fund, Short-Term Bond Fund, Money Market Fund, Science & Technology Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, and Capital Growth Fund (24)
       (j) Letter Agreement dated August 3, 2001 to the Administration and Servicing Agreement with respect to the Value Fund (22)
       (k) Amended and Restated Investment SubAdvisory Agreement dated October 1, 2003 with respect to the S&P 500 Index Fund and the Nasdaq100 Index Fund (29)
       (l) Investment Accounting Agreement dated May 1, 2003 with respect to the S&P 500 Index Fund (29)
       (m)     Advisory Agreement dated October 18, 2002 (26)
       (n) Amended and Restated Subadvisory Agreement dated October 18, 2002, between IMCO and Batterymarch Financial Management, Inc. with respect to Capital Growth Fund (29)
       (o) Subadvisory Agreement dated July 12, 2003 between IMCO and Grantham, Mayo, Van Otterloo & Co. LLC with respect to Income Stock Fund (29)
       (p) Amended and Restated Subadvisory Agreement dated October 18, 2002, between IMCO and Dresdner RCM Global Investors LLC with respect to Growth Fund (29)
       (q)     Amended and Restated Subadvisory Agreement dated October 18,
               2002, between IMCO and Eagle Asset Management, Inc. with respect to Small Cap Stock Fund (29)
       (r) Amended and Restated Subadvisory Agreement dated October 18, 2002, between IMCO and Marsico Capital Management, LLC with respect to Aggressive Growth Fund, Growth Fund, and First Start Growth Fund (29)
       (s) Amended and Restated Subadvisory Agreement dated October 18, 2002, between IMCO and Wellington Management Company, LLP with respect to Growth & Income Fund and Science & Technology Fund (29)
       (t) Amended and Restated Subadvisory Agreement dated October 18, 2002, between IMCO and Westwood Management Corporation with respect to Income Stock Fund and Value Fund (29)

5      (a)     Underwriting Agreement dated July 25, 1990 (1)
       (b) Letter Agreement to the Underwriting Agreement dated June 1, 1993 adding Growth & Income Fund and Short-Term Bond Fund (1)

ITEM NO. 23       EXHIBIT

       (c)     Letter Agreement to the Underwriting Agreement dated May 1,
                1996 adding S&P 500 Index Fund (5)
       (d)     Letter Agreement to the Underwriting Agreement dated August
                1, 1997 adding Science & Technology Fund and First Start
                Growth Fund (9)
       (e) Letter Agreement to the Underwriting Agreement dated August 2, 1999 adding Intermediate-Term Bond Fund, High-Yield Opportunities Fund, and Small Cap Stock Fund (15)
       (f) Letter Agreement to the Underwriting Agreement dated October 27, 2000 adding the Extended Market Index Fund, the Nasdaq-100 Index Fund, the Global Titans Index Fund, and the Capital Growth Fund (19)
       (g) Letter Agreement to the Underwriting Agreement dated August 3, 2001 adding the Value Fund (22)

6              Not Applicable

7      (a)     Amended and Restated Custodian Agreement dated July 1, 2001 (22)
       (b)     Subcustodian Agreement dated March 24, 1994 (3)
       (c) Custodian Agreement dated May 1, 2003 with respect to the S&P 500 Index Fund (29)
       (d)     Subcustodian Agreement dated May 1, 2003 with respect to the
                S&P 500 Index Fund (29)
       (e) Letter Agreement to the Custodian Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
       (f) Custody Letter Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
       (g) Addendum to the Custody Letter Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
       (h)     Letter Agreement to the Custodian Agreement dated August 3,
                2001 with respect to the Value Fund (22)
       (i) Amendment to the Amended and Restated Custodian Agreement dated July 1, 2002 (27)

8      (a)     Articles of Merger dated January 30, 1981 (1)
       (b)     Transfer Agency Agreement dated November 13, 2002 (26)
       (c) Master Revolving Credit Facility Agreement with Bank of America dated January 9, 2003 (27)
       (d) Master Revolving Credit Facility Agreement with USAA Capital Corporation dated January 9, 2003 (27)
       (e)     Master-Feeder Participation Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
       (f)     License Agreement for Nasdaq-100 Index Fund dated October 27,
                2000 (19)
       (g) License Agreement for Global Titans Index Fund dated October 27, 2000 (19)
       (h) Sublicense Agreement for Extended Market Index Fund dated October 27, 2000 (19)
       (i) Commodity Customer's Agreement for the Nasdaq-100 Index Fund and the Global Titans Index Fund dated October 27, 2000 (19)

9      (a)     Opinion and Consent of Counsel with respect to the Aggressive
                Growth Fund, Growth Fund, Income Fund, Income Stock Fund, Growth & Income Fund, Short-Term Bond Fund, Science & Technology, First Start Growth Fund, Money Market Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund, and Value Fund (filed herewith)
       (b) Opinion and Consent of Counsel with respect to the S&P 500 Index Fund (Member Shares and Reward Shares), Extended Market Index Fund, Nasdaq-100 Index Fund, and Global Titans Index Fund (28)

10             Independent Auditors' Consent (filed herewith)

11             Omitted financial statements - Not Applicable

12             SUBSCRIPTIONS AND INVESTMENT LETTERS
       (a) Subscription and Investment Letter for Growth & Income Fund and Short-Term Bond Fund (1)
       (b)     Subscription and Investment Letter for S&P 500 Index Fund (5)
       (c) Subscription and Investment Letter for Science & Technology Fund and First Start Growth Fund (9)
       (d) Subscription and Investment Letter for the Intermediate-Term Bond Fund, High-Yield Opportunities Fund, and Small Cap
                Stock Fund (15)
       (e) Subscription and Investment Letter for the Extended Market Index Fund, Nasdaq-100 Index Fund, Global Titans Index Fund, and Capital Growth Fund (19)
       (f)     Subscription and Investment Letter for the Value Fund (22)

13             12b-1 Plan  - Not Applicable

14             Amended 18f-3 Plan (25)

15             Reserved

16             CODE OF ETHICS
       (a)     USAA Investment Management Company (25)
       (b)     Northern Trust Investments (27)
       (c)     Merrill Lynch Investment Managers (18)
       (d)     Barclays Global Investors, N.A. (18)
       (e)     Batterymarch Financial Management, Inc. (25)
       (f)     The Boston Company Asset Management, LLC (25)
       (g)     Dresdner RCM Global Investors LLC (25)
       (h)     Eagle Asset Management, Inc. (25)
       (i)     Marsico Capital Management, LLC (25)
       (j)     Wellington Management Company, LLP (25)
       (k)     Westwood Management Corporation (25)

17             POWERS OF ATTORNEY
               Powers of Attorney for Robert G. Davis dated March 6, 2003 and
                Christopher W. Claus, David M. Holmes, Barbara B. Dreeben, Robert L. Mason, Laura T. Starks, Michael F. Reimherr, and Richard A. Zucker dated February 27, 2003 (28)

(1) Previously filed with Post-Effective Amendment No. 38 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 29, 1995.

(2) Previously filed with Post-Effective Amendment No. 39 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 21, 1995.

(3) Previously filed with Post-Effective Amendment No. 40 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 15, 1996.

(4) Previously filed with Post-Effective Amendment No. 41 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 26, 1996.

(5) Previously filed with Post-Effective Amendment No. 42 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 11, 1996.

(6) Previously filed with Post-Effective Amendment No. 43 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 1, 1996.

(7) Previously filed with Post-Effective Amendment No. 44 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 21, 1997.

(8) Previously filed with Post-Effective Amendment No. 45 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on May 16, 1997.

(9) Previously filed with Post-Effective Amendment No. 46 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 30, 1997.

(10) Previously filed with Post-Effective Amendment No. 47 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 26, 1998.

(11) Previously filed with Post-Effective Amendment No. 48 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 27, 1998.

(12) Previously filed with Post-Effective Amendment No. 49 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 30, 1998.

(13) Previously filed with Post-Effective Amendment No. 50 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 26, 1999.

(14) Previously filed with Post-Effective Amendment No. 51 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on May 14, 1999.

(15) Previously filed with Post-Effective Amendment No. 52 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 30, 1999.

(16) Previously filed with Post-Effective Amendment No. 53 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 28, 2000.

(17) Previously filed with Post-Effective Amendment No. 54 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on August 4, 2000.

(18) Previously filed with Post-Effective Amendment No. 55 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 27, 2000.

(19) Previously filed with Post-Effective Amendment No. 56 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 30, 2000.

(20) Previously filed with Post-Effective Amendment No. 57 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 30, 2001.

(21) Previously filed with Post-Effective Amendment No. 58 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on May 18, 2001.

(22) Previously filed with Post-Effective Amendment No. 59 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 1, 2001.

(23) Previously filed with Post-Effective Amendment No. 60 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on March 1, 2002.

(24) Previously filed with Post-Effective Amendment No. 61 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 29, 2002.

(25) Previously filed with Post-Effective Amendment No. 62 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 2, 2002.

(26) Previously filed with Post-Effective Amendment No. 63 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 27, 2002.

(27) Previously filed with Post-Effective Amendment No. 64 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 28, 2003.

(28) Previously filed with Post-Effective Amendment No. 65 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 28, 2003.

(28) Previously filed with Post-Effective Amendment No. 66 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 2, 2003.


Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Directors and Officers of the Company" in the Statement of Additional Information.

Item 25. INDEMNIFICATION

Protection for the liability of the adviser and underwriter and for the officers and directors of the Registrant is provided by two methods:

(a) The Director and Officer Liability Policy. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of the Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant.

(b) Statutory Indemnification Provisions. Under Section 2-418 of the Maryland General Corporation Law, the Registrant is authorized to indemnify any past or present director, officer, agent or employee against judgments, penalties, fines, settlements and reasonable expenses actually incurred by him in connection with any proceeding in which he is a party by reason of having served as a director, officer, agent or employee, if he acted in good faith and reasonably believed that, (i) in the case of conduct in his official capacity with the Registrant, that his conduct was in the best interests of the Registrant, or (ii) in all other cases, that his conduct was at least not opposed to the best interests of the Registrant. In the case of any criminal proceeding, said director, officer, agent, or employee must in addition have had no reasonable cause to believe that his conduct was unlawful. In the case of a proceeding by or in the right of the Registrant, indemnification may only be made against reasonable expenses and may not be made in respect of any proceeding in which the director, officer, agent, or employee shall have been adjudged to be liable to the Registrant. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere, or its equivalent creates a rebuttable presumption that the director, officer, agent, or employee did not meet the requisite standard of conduct for indemnification. No indemnification may be made in respect of any proceeding charging improper personal benefit to the director, officer, agent, or employee whether or not involving action in such person's official capacity, if such person was adjudged to be liable on the basis that improper personal benefit was received. If such director, officer, agent, or employee is successful, on the merits or otherwise, in defense of any such proceeding against him, he shall be indemnified against the reasonable expenses incurred by him (unless such indemnification is limited by the Registrant's charter, which it is not). Additionally, a court of appropriate jurisdiction may order indemnification in certain circumstances even if the appropriate standard of conduct set forth above was not met.

     Indemnification may not be made unless authorized in the specific case after determination that the applicable standard of conduct has been met. Such determination shall be made by either: (i) the board of directors by either (x) a majority vote of a quorum consisting of directors not parties to the proceeding or (y) if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not at the time parties to such proceeding who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate; (ii) special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) above, or, if the requisite quorum of
     the  board  cannot  be  obtained   therefore and
     the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or (iii) the stockholders.

     Reasonable expenses may be reimbursed or paid by the Registrant in advance of final disposition of a proceeding after a determination, made in accordance with the procedures set forth in the preceding paragraph, that the facts then known to those making the determination would not preclude indemnification under the applicable standards provided the Registrant receives (i) a written affirmation of the good faith belief of the person seeking indemnification that the applicable standard of conduct necessary for indemnification has been met, and (ii) written undertaking to repay the advanced sums if it is ultimately determined that the applicable standard of conduct has not been met.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the Registrant's Articles of Incorporation or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund and Portfolio Management" and to the section of the Statement of Additional Information captioned "Directors and Officers of the Company."

With respect to certain funds of the Registrant, IMCO currently engages the following subadvisers:

(a) Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Science & Technology Fund and Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management's current Form ADV as amended and filed with the SEC.

(b) Dresdner RCM Global Advisors LLC (Dresdner), located at 4 Embarcadero Center, San Francisco, California 94111, serves as a subadviser to the Growth Fund. The information required by this Item 26 with respect to each director and officer of Dresdner is incorporated herein by reference to Dresdner's current Form ADV as amended and filed with the SEC.

(c) The Grantham, Mayo, Van Otterloo & Co. LLC (GMO), located at 40 Rowes Wharf, Boston, Massachusetts 02110 serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of GMO is incorporated herein by reference to GMO's current Form ADV as amended and filed with the SEC.

(d) Marsico Capital Management, LLC (Marsico), located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202, serves as a subadviser to the Growth Fund, Aggressive Growth Fund, and First Start Growth Fund. The information required by this Item 26 with respect to each director and officer of Marsico is incorporated herein by reference to Marsico's current Form ADV as amended and filed with the SEC.

(e) Westwood Management Corporation (Westwood), located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201, serves as a subadviser to the Income Stock Fund and Value Fund. The information required by this Item 26 with respect to each director and officer of Westwood is incorporated herein by reference to Westwood's current Form ADV as amended and filed with the SEC.

(f) Batterymarch Financial Management, Inc. (Batterymarch), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Capital Growth Fund. The information required by this Item 26 with respect to each director and officer of Batterymarch is incorporated herein by reference to Batterymarch's current Form ADV as amended and filed with the SEC.

(g) Eagle Asset Management, Inc. (Eagle), located at 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as a subadviser to the Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Eagle is incorporated herein by reference to Eagle's current Form ADV as amended and filed with the SEC.

(h) Northern Trust Investments, Inc. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as a subadviser to the S&P 500 Index Fund and the Nasdaq-100 Index Fund. The information required by this Item 26 with respect to each director and officer of NTI is incorporated herein by reference to NTI's current Form ADV as amended and filed with the SEC.


Item 27.  PRINCIPAL UNDERWRITERS

(a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services. The Adviser, wholly owned by United Services Automobile Association, also serves as principal underwriter for USAA Tax Exempt Fund, Inc., USAA Investment Trust, and USAA State Tax-Free Trust.

(b) Set forth below is information concerning each director and executive officer of USAA Investment Management Company.

     NAME AND PRINCIPAL         POSITION AND OFFICES      POSITION AND OFFICES
      BUSINESS ADDRESS           WITH UNDERWRITER            WITH REGISTRANT

     Robert G. Davis            Director and Chairman     Director and
     9800 Fredericksburg Road   of the Board of           Chairman of the
     San Antonio, TX 78288      Directors                 Board of Directors

     Christopher W. Claus       Chief Executive Officer,  President, Director
     9800 Fredericksburg Road   President, Director, and  and Vice Chairman of
     San Antonio, TX 78288      Vice Chairman of the      the Board of Directors
                                Board of Directors

     Mark S. Howard             Senior Vice President,    Secretary
     9800 Fredericksburg Road   Secretary and Counsel
     San Antonio, TX 78288

     David M. Holmes            Senior Vice President,    Treasurer
     9800 Fredericksburg Road   Senior Financial Officer,
     San Antonio, TX 78288      and Treasurer

     Clifford A. Gladson        Senior Vice President,    Vice President
     9800 Fredericksburg Road   Fixed Income Investments
     San Antonio, TX 78288

     Mark S. Rapp               Senior Vice President,    None
     9800 Fredericksburg Road   Marketing
     San Antonio, TX 78288

     Terri L. Luensmann         Senior Vice President,    None
     9800 Fredericksburg Road   Investment Operations
     San Antonio, TX 78288

(c)      Not Applicable

Item 28. LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare,  maintain,  and preserve the records required by
Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request:

USAA Investment Management Company           Northern Trust Investments, Inc.
9800 Fredericksburg Road                     50 S. LaSalle Street
San Antonio, Texas 78288                     Chicago, Illinois 60675

USAA Shareholder Account Services            Chase Manhattan Bank
9800 Fredericksburg Road                     4 Chase MetroTech
San Antonio, Texas 78288                     18th Floor
                                             Brooklyn, New York  11245
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Science & Technology Fund and Growth & Income Fund)

Dresdner RCM Global Advisors LLC
4 Embarcadero Center
San Francisco, California 94111
(records relating to its functions as a  subadviser with  respect  to the Growth
Fund)

Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf
Boston, Massachusetts 02110
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Marsico Capital Management, LLC
1200 Seventeenth Street
Suite 1300
Denver, Colorado 80202
(records relating to its functions as a subadviser with respect to the Growth Fund, Aggressive Growth Fund, and First Start Growth Fund)

Westwood Management Corporation
300 Crescent Court
Suite 1300
Dallas, Texas 75201
(records relating to its functions as a subadviser with respect to the Income Stock Fund and Value Fund)

Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the Capital Growth Fund)

Eagle Asset Management, Inc.
880 Carillon Parkway
St. Petersburg, Florida 33716
(records relating to its functions as a subadviser to the Small Cap Stock Fund)

Northern Trust Investments, Inc.
50 S. LaSalle Street
Chicago, Illinois 60675
(records relating to its functions as a subadviser to the S&P 500 Index Fund and the Nasdaq-100 Index Fund)

Item 29. MANAGEMENT SERVICES

         Not Applicable

Item 30. UNDERTAKINGS

         None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this registration statement pursuant to Rule 485(b) and under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 18th day of November 2003.

                                        USAA MUTUAL FUND, INC.

                                        /S/ CHRISTOPHER W. CLAUS
                                        --------------------------------
                                        Christopher W. Claus
                                        President

         Pursuant to the requirements of the Securities Act, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

(Signature)                        (Title)                          (Date)

                               Chairman of the
/ROBERT G. DAVIS               Board of Directors
----------------------------                                  November 18, 2003
Robert G. Davis


                               Vice Chairman of the Board
/S/ CHRISTOPHER W. CLAUS       of Directors and President
----------------------------   (Principal Executive Officer)  November 18, 2003
Christopher W. Claus


                               Treasurer (Principal
/S/ DAVID M. HOLMES            Financial and
----------------------------   Accounting Officer)            November 18, 2003
David M. Holmes


/S/ BARBARA B. DREEBEN
----------------------------                                  November 18, 2003
Barbara B. Dreeben             Director


/S/ ROBERT L. MASON
----------------------------                                  November 18, 2003
Robert L. Mason                Director


/S/ MICHAEL F. REIMHERR
----------------------------                                  November 18, 2003
Michael F. Reimherr            Director


/S/ LAURA T. STARKS
----------------------------                                  November 18, 2003
Laura T. Starks                Director


/S/ RICHARD A. ZUCKER
----------------------------                                  November 18, 2003
Richard A. Zucker              Director

EXHIBIT           ITEM                                                 PAGE NO.

9    a     Opinion and Consent of Counsel with respect to the  Aggressive
           Growth Fund, Growth Fund, Income Fund, Income Stock Fund, Growth
           & Income Fund, Short-Term Bond Fund, Science & Technology, First Start Growth Fund, Money Market Fund, Intermediate-Term Bond
           Fund, High-Yield Opportunities Fund, Small Cap Stock Fund,
           Capital Growth Fund, and Value Fund (filed herewith)             693

10         Independent Auditors' Consent (filed herewith)                   697